UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2007

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	16.02%	8.25%	3.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Blue Chip Growth Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Blue Chip Growth Fund produced a solid total return of 16.02% for the 12-month period, but it came up short of the 19.47% gain of the Russell 1000® Growth Index. The fund underperformed the index, mostly due to unfavorable industry positioning. An overweighting in the pharmaceuticals, biotechnology and life science segment of health care, the weakest sector in the index, hurt fund results the most, with untimely exposures to energy and consumer discretionary, plus an overweighting in insurance stocks, detracting as well. Global insurance giant American International Group (AIG) was the biggest detractor during the period, followed closely by biotechnology pioneer Genentech. Energy services contractor Baker Hughes was another weak performer, and I exited the position. Relative results also were held back substantially by inopportune stock selection in the information technology sector. On the upside, performance versus the benchmark was buoyed somewhat by favorable selection among materials, telecommunication services and utilities stocks. Among the fund's most notable contributors were Amazon.com, which is building a dominant presence in the online retailing space, and Apple, where product innovations in its consumer electronics business drove strong stock price appreciation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,040.60	$ 2.99
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.87	$ 2.96

* Expenses are equal to the Fund's annualized expense ratio of .59%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.7	4.1
Cisco Systems, Inc.	3.6	2.7
Intel Corp.	3.3	2.6
International Business Machines Corp.	3.1	2.0
The Coca-Cola Co.	2.7	1.4
Google, Inc. Class A (sub. vtg.)	2.5	2.4
Exxon Mobil Corp.	2.3	1.3
Schlumberger Ltd. (NY Shares)	2.2	1.6
Wal-Mart Stores, Inc.	2.1	2.6
Apple, Inc.	2.1	1.9
	27.6
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	30.1
Health Care	13.7	17.7
Consumer Staples	12.3	12.5
Financials	10.6	9.5
Consumer Discretionary	10.4	13.8
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 99.2%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	14.2%	**Foreign investments	6.2%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.5%
Toyota Motor Corp. sponsored ADR	773,300	$ 93,283
Diversified Consumer Services - 0.0%
Weight Watchers International, Inc.	146,300	7,098
Hotels, Restaurants & Leisure - 1.7%
IHOP Corp.	377,142	24,601
McDonald's Corp.	3,241,500	155,171
Starbucks Corp. (a)	1,828,300	48,779
Yum! Brands, Inc.	3,015,500	96,617
		325,168
Household Durables - 1.7%
Centex Corp.	846,700	31,590
Ethan Allen Interiors, Inc.	1,015,589	34,693
Furniture Brands International, Inc. (d)	1,749,800	19,283
La-Z-Boy, Inc. (d)(e)	4,574,100	45,787
Lennar Corp. Class A	707,500	21,692
Pulte Homes, Inc.	1,524,000	29,474
Sony Corp. sponsored ADR	2,078,500	109,620
Toll Brothers, Inc. (a)	760,000	16,667
		308,806
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	2,108,600	165,609
Media - 2.3%
Interpublic Group of Companies, Inc. (d)	12,711,300	133,342
Lamar Advertising Co. Class A	960,200	57,161
The New York Times Co. Class A (d)	2,792,000	63,825
Time Warner, Inc.	8,961,200	172,593
		426,921
Specialty Retail - 1.9%
Guess?, Inc.	2,091,500	99,325
Home Depot, Inc.	4,269,800	158,708
J. Crew Group, Inc.	880,829	44,306
Williams-Sonoma, Inc. (d)	1,502,300	46,256
		348,595
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 1.4%
NIKE, Inc. Class B (d)	4,126,700	$ 232,952
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	552,000	33,898
		266,850
TOTAL CONSUMER DISCRETIONARY		1,942,330
CONSUMER STAPLES - 12.3%
Beverages - 4.7%
PepsiCo, Inc.	5,712,662	374,865
The Coca-Cola Co.	9,517,400	495,952
		870,817
Food & Staples Retailing - 3.7%
Costco Wholesale Corp. (d)	963,700	57,629
Kroger Co.	3,593,800	93,295
Metro AG	732,500	57,403
Safeway, Inc.	2,648,700	84,414
Wal-Mart Stores, Inc.	8,682,955	398,982
		691,723
Food Products - 1.6%
Groupe Danone	1,218,900	87,147
Nestle SA sponsored ADR	1,079,400	104,162
Tyson Foods, Inc. Class A	5,282,200	112,511
		303,820
Household Products - 1.5%
Church & Dwight Co., Inc.	1,385,500	67,973
Colgate-Palmolive Co.	587,600	38,782
Procter & Gamble Co.	1,559,230	96,454
Reckitt Benckiser PLC	1,276,500	68,769
		271,978
Personal Products - 0.8%
Avon Products, Inc.	3,967,500	142,870
TOTAL CONSUMER STAPLES		2,281,208
ENERGY - 5.6%
Energy Equipment & Services - 2.4%
Oceaneering International, Inc. (a)	750,000	42,120
Schlumberger Ltd. (NY Shares)	4,275,200	404,947
		447,067
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 3.2%
Chesapeake Energy Corp.	556,000	$ 18,926
Enterprise Products Partners LP	909,400	28,282
EOG Resources, Inc.	261,500	18,331
Exxon Mobil Corp.	5,083,500	432,758
Newfield Exploration Co. (a)	416,300	20,003
Sasol Ltd. sponsored ADR	1,825,800	68,668
		586,968
TOTAL ENERGY		1,034,035
FINANCIALS - 10.6%
Capital Markets - 2.9%
Charles Schwab Corp.	5,195,600	104,587
Janus Capital Group, Inc.	2,729,900	82,061
State Street Corp.	3,069,600	205,755
T. Rowe Price Group, Inc.	2,689,081	140,182
		532,585
Commercial Banks - 0.5%
Societe Generale Series A	263,400	45,832
Unicredito Italiano SpA	5,349,400	45,917
		91,749
Consumer Finance - 1.1%
American Express Co.	3,459,229	202,503
Diversified Financial Services - 1.8%
Citigroup, Inc.	2,871,600	133,730
CME Group, Inc.	257,963	142,525
Deutsche Boerse AG	480,600	56,208
		332,463
Insurance - 3.7%
ACE Ltd.	1,432,500	82,684
AFLAC, Inc.	2,453,600	127,882
American International Group, Inc.	4,298,455	275,875
Principal Financial Group, Inc.	1,016,200	57,304
Prudential Financial, Inc.	1,725,800	152,958
		696,703
Real Estate Management & Development - 0.1%
GAGFAH SA (d)	801,800	16,029
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.5%
Fannie Mae	844,000	$ 50,505
Freddie Mac	759,300	43,485
		93,990
TOTAL FINANCIALS		1,966,022
HEALTH CARE - 13.7%
Biotechnology - 3.4%
Amylin Pharmaceuticals, Inc. (a)(d)	1,718,700	79,937
Celgene Corp. (a)	1,643,200	99,512
CSL Ltd.	1,064,620	80,697
Genentech, Inc. (a)	2,470,800	183,778
Gilead Sciences, Inc. (a)	4,892,800	182,159
		626,083
Health Care Equipment & Supplies - 2.5%
Alcon, Inc.	697,100	95,154
Becton, Dickinson & Co.	2,883,400	220,176
C.R. Bard, Inc.	1,870,400	146,770
		462,100
Health Care Providers & Services - 0.6%
AMN Healthcare Services, Inc. (a)(e)	3,219,800	69,129
Cross Country Healthcare, Inc. (a)(e)	3,075,850	50,352
		119,481
Life Sciences Tools & Services - 1.3%
Millipore Corp. (a)(d)	1,952,700	153,502
Thermo Fisher Scientific, Inc. (a)	1,862,000	97,215
		250,717
Pharmaceuticals - 5.9%
Barr Pharmaceuticals, Inc. (a)	1,783,200	91,336
Bristol-Myers Squibb Co.	4,889,500	138,911
Johnson & Johnson	4,224,604	255,589
Merck & Co., Inc.	7,314,800	363,180
Nastech Pharmaceutical Co., Inc. (a)(d)(e)	2,067,400	26,132
Schering-Plough Corp.	7,550,200	215,483
		1,090,631
TOTAL HEALTH CARE		2,549,012
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 8.6%
Aerospace & Defense - 4.3%
Honeywell International, Inc.	2,875,000	$ 165,341
Lockheed Martin Corp.	1,853,100	182,493
Raytheon Co.	2,461,600	136,274
Rockwell Collins, Inc.	1,529,400	105,070
United Technologies Corp.	2,793,800	203,864
		793,042
Electrical Equipment - 0.5%
Renewable Energy Corp. AS (d)	1,786,400	71,409
Vestas Wind Systems AS (a)	346,700	23,463
		94,872
Industrial Conglomerates - 3.8%
3M Co.	3,563,300	316,849
General Electric Co.	7,673,900	297,440
Siemens AG sponsored ADR	778,100	98,531
		712,820
TOTAL INDUSTRIALS		1,600,734
INFORMATION TECHNOLOGY - 33.2%
Communications Equipment - 6.3%
Cisco Systems, Inc. (a)	23,070,900	666,980
Motorola, Inc.	5,535,500	94,048
QUALCOMM, Inc.	6,242,400	259,996
Research In Motion Ltd. (a)	695,100	148,751
		1,169,775
Computers & Peripherals - 6.6%
Apple, Inc. (a)	3,019,400	397,836
Dell, Inc. (a)	9,008,700	251,973
International Business Machines Corp.	5,234,700	579,220
		1,229,029
Electronic Equipment & Instruments - 1.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	14,075,400	116,691
Tyco Electronics Ltd. (a)	2,538,325	90,923
		207,614
Internet Software & Services - 2.5%
Google, Inc. Class A (sub. vtg.) (a)	922,500	470,475
IT Services - 2.9%
Accenture Ltd. Class A	985,700	41,528
Cognizant Technology Solutions Corp. Class A (a)	1,015,370	82,225
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fidelity National Information Services, Inc.	1,242,600	$ 61,670
Gartner, Inc. Class A (a)	2,903,500	60,770
Infosys Technologies Ltd. sponsored ADR	1,442,500	71,548
Satyam Computer Services Ltd. sponsored ADR	3,434,000	91,550
The Western Union Co.	6,698,100	133,627
		542,918
Semiconductors & Semiconductor Equipment - 7.0%
Altera Corp.	5,503,200	127,674
Applied Materials, Inc.	7,952,300	175,269
Broadcom Corp. Class A (a)	4,135,300	135,679
Cypress Semiconductor Corp. (a)	962,800	24,128
Intel Corp.	26,238,640	619,757
Maxim Integrated Products, Inc.	2,788,700	88,402
Samsung Electronics Co. Ltd.	33,198	21,916
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	11,281,678	114,509
		1,307,334
Software - 6.8%
Intuit, Inc. (a)(d)	3,994,600	114,405
Microsoft Corp.	23,541,200	682,455
Oracle Corp. (a)	13,467,600	257,501
SAP AG sponsored ADR (d)	1,135,000	61,199
Synopsys, Inc. (a)	2,274,200	55,627
Take-Two Interactive Software, Inc. (a)(d)	3,550,000	62,587
Ubisoft Entertainment SA (a)	428,300	28,102
		1,261,876
TOTAL INFORMATION TECHNOLOGY		6,189,021
MATERIALS - 1.6%
Chemicals - 1.6%
Monsanto Co.	2,761,800	177,998
Praxair, Inc.	868,800	66,567
Syngenta AG sponsored ADR	1,665,700	62,780
		307,345
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	4,753,000	186,127
Verizon Communications, Inc.	4,632,400	197,433
		383,560
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 1.1%
Electric Utilities - 1.1%
E.ON AG sponsored ADR	1,895,200	$ 99,176
Electricite de France	1,044,100	106,895
		206,071
TOTAL COMMON STOCKS (Cost $15,624,663)		18,459,338
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 5.38% (b)	91,436,003	91,436
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	326,333,075	326,333
TOTAL MONEY MARKET FUNDS (Cost $417,769)		417,769
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $16,042,432)		18,877,107
NET OTHER ASSETS - (1.4)%		(260,834)
NET ASSETS - 100%		$ 18,616,273
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,397
Fidelity Securities Lending Cash Central Fund	3,337
Total	$ 12,734
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AMN Healthcare Services, Inc.	$ -	$ 91,103	$ 2,544	$ -	$ 69,129
AudioCodes Ltd.	33,305	-	32,111	-	-
Cross Country Healthcare, Inc.	-	70,547	2,397	-	50,352
La-Z-Boy, Inc.	-	58,320	-	1,647	45,787
Nastech Pharmaceutical Co., Inc.	28,514	-	424	-	26,132
Take-Two Interactive Software, Inc.	-	70,765	11,877	-	-
Total	$ 61,819	$ 290,735	$ 49,353	$ 1,647	$ 191,400
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.8%
Netherlands Antilles	2.2%
Germany	1.9%
France	1.5%
Switzerland	1.3%
Taiwan	1.2%
Japan	1.1%
Others (individually less than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $320,301) - See accompanying schedule: Unaffiliated issuers (cost $15,380,024)	$ 18,267,938
Fidelity Central Funds (cost $417,769)	417,769
Other affiliated issuers (cost $244,639)	191,400
Total Investments (cost $16,042,432)		$ 18,877,107
Foreign currency held at value (cost $245)		245
Receivable for investments sold		139,525
Receivable for fund shares sold		8,852
Dividends receivable		14,398
Distributions receivable from Fidelity Central Funds		726
Prepaid expenses		37
Other receivables		15,315
Total assets		19,056,205

Liabilities
Payable to custodian bank	$ 10,558
Payable for investments purchased	53,155
Payable for fund shares redeemed	39,870
Accrued management fee	5,502
Other affiliated payables	3,935
Other payables and accrued expenses	579
Collateral on securities loaned, at value	326,333
Total liabilities		439,932

Net Assets		$ 18,616,273
Net Assets consist of:
Paid in capital		$ 14,077,718
Undistributed net investment income		82,288
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,621,591
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,834,676
Net Assets, for 397,145 shares outstanding		$ 18,616,273
Net Asset Value, offering price and redemption price per share ($18,616,273 ÷ 397,145 shares)		$ 46.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2007

Investment Income
Dividends (including $1,647 earned from other affiliated issuers)		$ 250,565
Interest		227
Income from Fidelity Central Funds		12,734
Total income		263,526

Expenses
Management fee Basic fee	$ 113,348
Performance adjustment	(43,551)
Transfer agent fees	47,628
Accounting and security lending fees	1,710
Custodian fees and expenses	343
Independent trustees' compensation	66
Appreciation in deferred trustee compensation account	1
Registration fees	154
Audit	146
Legal	314
Interest	93
Miscellaneous	510
Total expenses before reductions	120,762
Expense reductions	(2,533)	118,229
Net investment income (loss)		145,297
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,628,955
Other affiliated issuers	(3,425)
Foreign currency transactions	135
Total net realized gain (loss)		1,625,665
Change in net unrealized appreciation (depreciation) on Investment securities		1,230,855
Net gain (loss)		2,856,520
Net increase (decrease) in net assets resulting from operations		$ 3,001,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 145,297	$ 116,285
Net realized gain (loss)	1,625,665	1,817,893
Change in net unrealized appreciation (depreciation)	1,230,855	(2,279,588)
Net increase (decrease) in net assets resulting from operations	3,001,817	(345,410)
Distributions to shareholders from net investment income	(110,618)	(120,771)
Distributions to shareholders from net realized gain	(430,992)	-
Total distributions	(541,610)	(120,771)
Share transactions Proceeds from sales of shares	2,670,983	3,136,779
Reinvestment of distributions	535,074	118,853
Cost of shares redeemed	(6,620,849)	(6,099,360)
Net increase (decrease) in net assets resulting from share transactions	(3,414,792)	(2,843,728)
Total increase (decrease) in net assets	(954,585)	(3,309,909)

Net Assets
Beginning of period	19,570,858	22,880,767
End of period (including undistributed net investment income of $82,288 and undistributed net investment income of $58,948, respectively)	$ 18,616,273	$ 19,570,858
Other Information Shares
Sold	59,925	73,088
Issued in reinvestment of distributions	12,779	2,760
Redeemed	(146,659)	(141,905)
Net increase (decrease)	(73,955)	(66,057)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 41.54	$ 42.60	$ 38.72	$ 36.13	$ 33.24
Income from Investment Operations
Net investment income (loss) B	.32	.23	.42E	.19	.21
Net realized and unrealized gain (loss)	6.19	(1.06)	3.85	2.62	2.81
Total from investment operations	6.51	(.83)	4.27	2.81	3.02
Distributions from net investment income	(.24)	(.23)	(.39)	(.22)	(.13)
Distributions from net realized gain	(.93)	-	-	-	-
Total distributions	(1.17)	(.23)	(.39)	(.22)	(.13)
Net asset value, end of period	$ 46.88	$ 41.54	$ 42.60	$ 38.72	$ 36.13
Total Return A	16.02%	(1.97)%	11.08%	7.79%	9.13%
Ratios to Average Net Assets C, F
Expenses before reductions	.60%	.63%	.66%	.68%	.71%
Expenses net of fee waivers, if any	.60%	.63%	.66%	.68%	.71%
Expenses net of all reductions	.59%	.61%	.64%	.67%	.69%
Net investment income (loss)	.72%	.54%	1.05%E	.48%	.64%
Supplemental Data
Net assets, end of period (in millions)	$ 18,616	$ 19,571	$ 22,881	$ 22,102	$ 19,936
Portfolio turnover rateD	87%	48%	29%	23%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustee compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,217,539
Unrealized depreciation	(418,826)
Net unrealized appreciation (depreciation)	2,798,713
Undistributed ordinary income	72,548
Undistributed long-term capital gain	1,453,024

Cost for federal income tax purposes	$ 16,078,394

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 110,618	$ 120,771
Long-term Capital Gains	430,992	-
Total	$ 541,610	$ 120,771

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $17,124,099 and $20,833,224, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $170 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 23,016	5.41%	$ 93

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $38 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,337.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $461 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $36 and $1,707, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund (the trust), including the schedule of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Blue Chip Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Blue Chip Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Blue Chip Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Jennifer Uhrig (46)

Year of Election or Appointment: 2006

Vice President of Blue Chip Growth. Prior to assuming her current responsibilities, Ms. Uhrig worked as a research analyst and portfolio manager. Ms. Uhrig also serves as Senior Vice President of FMR and Vice President of FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Blue Chip Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Blue Chip Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Blue Chip Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Blue Chip Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of Blue Chip Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $3.79 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.19 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $1,492,425,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2006 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

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(U.K.) Inc.

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Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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BCF-UANN-0907
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 6 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Fidelity® Blue Chip Value Fund	16.60%	13.69%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Blue Chip Value Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

The fund was up 16.60% during the past year, solidly outperforming the 13.47% return of the Russell 1000® Value Index. Financials and energy were the two largest concentrations in both the fund and the benchmark, and our positioning in both sectors aided results. A strong showing from our holdings in consumer staples and utilities also helped, while our choices within consumer discretionary detracted from performance. In terms of individual stocks, oil-field services firms National Oilwell Varco and Smith International - a non-index holding - were top contributors. Both companies continued to beat Wall Street analysts' earnings expectations, and I think the market finally gained confidence that their strong performance could be sustainable. Honeywell International was another holding that benefited from beating earnings expectations. Overweighting integrated oil giant ConocoPhillips helped as the firm's stock price appreciated nicely. Stock selection in financials was fruitful, as I underweighted some of the weaker stocks in the group, including banking firm Wells Fargo. Conversely, underweighting index components Chevron and Exxon Mobil hurt results when those integrated oil companies posted solid gains. KB Home, a homebuilder, detracted because the outlook for the housing market deteriorated further and the stock retreated. Gold producer Newmont Mining stumbled as operating costs rose while gold prices appreciated less than a number of other commodities during the period. Some stocks mentioned in this discussion were not held at period end.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,028.60	$ 4.38
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.48	$ 4.36

* Expenses are equal to the Fund's annualized expense ratio of .87%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	5.0	4.3
Bank of America Corp.	4.6	3.7
Citigroup, Inc.	4.2	0.0
ConocoPhillips	4.2	1.8
American International Group, Inc.	3.5	3.3
General Electric Co.	3.2	3.3
JPMorgan Chase & Co.	2.6	2.7
Exxon Mobil Corp.	2.5	1.8
Procter & Gamble Co.	2.1	0.0
Merck & Co., Inc.	1.6	1.6
	33.5
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.3	32.0
Energy	15.9	15.4
Industrials	10.3	10.5
Consumer Discretionary	7.8	7.7
Consumer Staples	7.3	7.3
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 99.6%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.5%
*Foreign investments	12.8%	**Foreign investments	14.7%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Automobiles - 0.6%
General Motors Corp.	73,800	$ 2,391,120
Renault SA	14,200	2,080,237
		4,471,357
Diversified Consumer Services - 0.2%
H&R Block, Inc.	72,000	1,436,400
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.	48,600	2,326,482
Household Durables - 2.0%
Bassett Furniture Industries, Inc.	39,800	520,186
Beazer Homes USA, Inc.	62,100	868,779
D.R. Horton, Inc.	107,450	1,753,584
KB Home (d)	182,400	5,802,144
M.D.C. Holdings, Inc. (d)	51,700	2,378,200
Standard Pacific Corp.	131,838	1,952,521
Whirlpool Corp.	15,200	1,552,072
		14,827,486
Leisure Equipment & Products - 0.5%
Brunswick Corp.	46,700	1,305,732
Eastman Kodak Co.	73,500	1,855,875
		3,161,607
Media - 2.0%
Comcast Corp. Class A (special) (non-vtg.)	66,550	1,741,614
Getty Images, Inc. (a)	34,200	1,536,606
Live Nation, Inc. (a)	12,100	240,306
News Corp. Class A	126,500	2,671,680
Regal Entertainment Group Class A	90,600	1,937,934
Time Warner, Inc.	343,800	6,621,588
		14,749,728
Multiline Retail - 0.6%
Retail Ventures, Inc. (a)	69,100	899,682
Sears Holdings Corp. (a)	24,100	3,296,639
Tuesday Morning Corp.	28,400	331,144
		4,527,465
Specialty Retail - 1.3%
Christopher & Banks Corp.	67,400	1,005,608
Home Depot, Inc.	51,200	1,903,104
PETsMART, Inc.	41,000	1,325,530
Staples, Inc.	68,600	1,579,172
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	65,500	$ 1,817,625
Williams-Sonoma, Inc.	61,300	1,887,427
		9,518,466
Textiles, Apparel & Luxury Goods - 0.3%
Liz Claiborne, Inc.	56,100	1,971,354
TOTAL CONSUMER DISCRETIONARY		56,990,345
CONSUMER STAPLES - 7.3%
Food & Staples Retailing - 0.8%
Rite Aid Corp. (a)	327,300	1,803,423
Wal-Mart Stores, Inc.	56,100	2,577,795
Winn-Dixie Stores, Inc. (a)	69,762	1,863,343
		6,244,561
Food Products - 2.2%
Cermaq ASA	94,400	1,757,206
Chiquita Brands International, Inc.	84,900	1,490,844
Marine Harvest ASA (a)(d)	2,175,000	2,750,094
Nestle SA (Reg.)	18,284	7,057,639
Ralcorp Holdings, Inc. (a)	23,700	1,231,452
Tyson Foods, Inc. Class A	82,100	1,748,730
		16,035,965
Household Products - 2.3%
Central Garden & Pet Co. Class A (non-vtg.) (a)	125,300	1,533,672
Procter & Gamble Co.	249,200	15,415,512
		16,949,184
Tobacco - 2.0%
Altria Group, Inc.	94,900	6,308,003
British American Tobacco PLC sponsored ADR	123,700	8,051,633
		14,359,636
TOTAL CONSUMER STAPLES		53,589,346
ENERGY - 15.9%
Energy Equipment & Services - 3.3%
Hanover Compressor Co. (a)	51,800	1,234,394
National Oilwell Varco, Inc. (a)	79,657	9,567,602
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc.	143,000	$ 8,781,630
Transocean, Inc. (a)	38,900	4,179,805
		23,763,431
Oil, Gas & Consumable Fuels - 12.6%
Chesapeake Energy Corp.	58,700	1,998,148
ConocoPhillips	382,700	30,937,468
CONSOL Energy, Inc.	76,800	3,198,720
EnCana Corp.	33,000	2,020,156
EOG Resources, Inc.	95,300	6,680,530
EXCO Resources, Inc. (a)	83,600	1,459,656
Exxon Mobil Corp.	217,800	18,541,314
Occidental Petroleum Corp.	140,200	7,952,144
Quicksilver Resources, Inc. (a)	53,650	2,259,738
Suncor Energy, Inc.	31,800	2,875,326
Ultra Petroleum Corp. (a)	97,200	5,374,188
Uranium One, Inc. (a)	85,700	993,821
Valero Energy Corp.	117,000	7,840,170
		92,131,379
TOTAL ENERGY		115,894,810
FINANCIALS - 31.3%
Capital Markets - 4.5%
Ares Capital Corp.	84,900	1,323,591
Bear Stearns Companies, Inc.	24,700	2,994,134
Charles Schwab Corp.	62,032	1,248,704
Julius Baer Holding AG (Bearer)	27,992	1,982,621
KKR Private Equity Investors, LP	116,179	2,370,052
KKR Private Equity Investors, LP Restricted Depositary Units (e)	7,700	157,080
Lehman Brothers Holdings, Inc.	44,700	2,771,400
Merrill Lynch & Co., Inc.	59,500	4,414,900
Morgan Stanley	90,100	5,754,687
Nomura Holdings, Inc.	51,500	976,955
State Street Corp.	100,944	6,766,276
T. Rowe Price Group, Inc.	37,000	1,928,810
		32,689,210
Commercial Banks - 2.6%
Associated Banc-Corp.	51,037	1,466,803
Commerce Bancorp, Inc.	73,700	2,465,265
HSBC Holdings PLC sponsored ADR	32,400	3,018,384
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Mizuho Financial Group, Inc.	173	$ 1,218,458
Siam City Bank PCL NVDR	2,289,200	1,327,661
Unicredito Italiano SpA	219,300	1,882,397
Wachovia Corp.	158,042	7,461,163
		18,840,131
Consumer Finance - 0.2%
Discover Financial Services (a)	57,500	1,325,375
Diversified Financial Services - 11.4%
Bank of America Corp.	701,816	33,280,115
Citigroup, Inc.	665,200	30,978,364
JPMorgan Chase & Co.	440,052	19,366,689
		83,625,168
Insurance - 8.1%
ACE Ltd.	115,680	6,677,050
AFLAC, Inc.	37,700	1,964,924
American International Group, Inc.	401,800	25,787,524
Argonaut Group, Inc.	66,300	1,825,239
Assurant, Inc.	39,400	1,998,368
Everest Re Group Ltd.	22,800	2,240,100
Hartford Financial Services Group, Inc.	54,700	5,025,289
IPC Holdings Ltd.	146,232	3,628,016
Max Capital Group Ltd.	87,591	2,287,001
Montpelier Re Holdings Ltd.	127,100	2,014,535
Platinum Underwriters Holdings Ltd.	97,870	3,249,284
Principal Financial Group, Inc.	41,100	2,317,629
		59,014,959
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.	21,800	1,877,634
Annaly Capital Management, Inc.	126,200	1,823,590
Developers Diversified Realty Corp.	23,400	1,123,200
Duke Realty LP	29,300	957,817
General Growth Properties, Inc.	28,800	1,381,824
Home Properties, Inc.	29,000	1,342,700
		8,506,765
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)	31,600	1,103,472
Thrifts & Mortgage Finance - 3.3%
BankUnited Financial Corp. Class A	97,347	1,639,323
Countrywide Financial Corp.	134,700	3,794,499
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Fannie Mae	141,740	$ 8,481,722
FirstFed Financial Corp., Delaware (a)	25,400	1,148,080
Hudson City Bancorp, Inc.	136,500	1,668,030
New York Community Bancorp, Inc. (d)	112,500	1,825,875
People's United Financial, Inc.	99,900	1,610,388
Radian Group, Inc.	53,600	1,806,856
Washington Federal, Inc.	86,336	1,945,150
		23,919,923
TOTAL FINANCIALS		229,025,003
HEALTH CARE - 6.1%
Biotechnology - 1.4%
Amgen, Inc. (a)	141,800	7,620,332
Biogen Idec, Inc. (a)	24,300	1,373,922
Cephalon, Inc. (a)	20,200	1,517,828
		10,512,082
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co.	34,100	2,603,876
C.R. Bard, Inc.	23,900	1,875,433
Covidien Ltd. (a)	59,585	2,440,006
		6,919,315
Health Care Providers & Services - 0.3%
Brookdale Senior Living, Inc.	52,700	2,108,527
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	29,600	1,545,416
Pharmaceuticals - 3.2%
Endo Pharmaceuticals Holdings, Inc. (a)	50,600	1,720,906
Johnson & Johnson	110,000	6,655,000
Merck & Co., Inc.	231,200	11,479,080
MGI Pharma, Inc. (a)	79,400	1,987,382
Wyeth	31,200	1,513,824
		23,356,192
TOTAL HEALTH CARE		44,441,532
INDUSTRIALS - 10.3%
Aerospace & Defense - 3.2%
General Dynamics Corp.	90,500	7,109,680
Honeywell International, Inc.	107,760	6,197,278
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Raytheon Co.	43,500	$ 2,408,160
United Technologies Corp.	110,200	8,041,294
		23,756,412
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	38,300	2,900,076
Airlines - 0.3%
Delta Air Lines, Inc. (a)	60,900	1,085,238
US Airways Group, Inc. (a)	26,200	812,462
		1,897,700
Building Products - 0.2%
Masco Corp.	43,800	1,191,798
Commercial Services & Supplies - 0.8%
Allied Waste Industries, Inc. (a)	201,400	2,592,018
Robert Half International, Inc.	45,100	1,532,949
The Brink's Co.	31,900	1,950,685
		6,075,652
Construction & Engineering - 0.4%
Fluor Corp.	26,900	3,107,219
Electrical Equipment - 0.2%
SolarWorld AG	34,600	1,684,532
Industrial Conglomerates - 3.9%
General Electric Co.	600,350	23,269,566
Siemens AG sponsored ADR	25,900	3,279,717
Tyco International Ltd.	44,785	2,117,883
		28,667,166
Machinery - 0.6%
Bucyrus International, Inc. Class A	31,400	1,995,784
Oshkosh Truck Co.	37,700	2,158,325
		4,154,109
Road & Rail - 0.3%
Ryder System, Inc.	36,200	1,968,194
TOTAL INDUSTRIALS		75,402,858
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.0%
Alcatel-Lucent SA sponsored ADR	110,900	1,286,440
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	68,700	$ 1,323,849
Motorola, Inc.	254,100	4,317,159
		6,927,448
Computers & Peripherals - 2.8%
Hewlett-Packard Co.	191,800	8,828,554
International Business Machines Corp.	44,500	4,923,925
NCR Corp. (a)	40,100	2,094,022
Seagate Technology	75,500	1,775,005
Sun Microsystems, Inc. (a)	546,900	2,789,190
		20,410,696
Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc. (a)	54,200	2,067,730
Amphenol Corp. Class A	9,400	322,044
Flextronics International Ltd. (a)	138,100	1,542,577
Motech Industries, Inc.	121,000	1,512,085
Tyco Electronics Ltd. (a)	59,585	2,134,335
		7,578,771
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	50,000	1,484,500
IT Services - 0.5%
Infosys Technologies Ltd. sponsored ADR	11,100	550,560
The Western Union Co.	88,600	1,767,570
Unisys Corp. (a)	203,200	1,643,888
		3,962,018
Semiconductors & Semiconductor Equipment - 1.1%
Advanced Micro Devices, Inc. (a)	125,800	1,703,332
Analog Devices, Inc.	33,800	1,198,210
Applied Materials, Inc.	69,000	1,520,760
Intel Corp.	114,600	2,706,852
ON Semiconductor Corp. (a)	23,100	273,042
Volterra Semiconductor Corp. (a)	56,900	653,781
		8,055,977
TOTAL INFORMATION TECHNOLOGY		48,419,410
MATERIALS - 2.8%
Chemicals - 0.9%
Agrium, Inc.	61,900	2,602,620
Chemtura Corp.	93,500	975,205
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Dyno Nobel Ltd.	604,400	$ 1,107,335
Ecolab, Inc.	41,900	1,764,409
		6,449,569
Metals & Mining - 1.9%
Alcoa, Inc.	73,800	2,819,160
Arcelor Mittal	36,700	2,239,434
Carpenter Technology Corp.	15,900	1,887,171
Freeport-McMoRan Copper & Gold, Inc. Class B	38,100	3,580,638
Meridian Gold, Inc. (a)	73,200	2,066,437
Reliance Steel & Aluminum Co.	28,000	1,471,120
		14,063,960
TOTAL MATERIALS		20,513,529
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 6.5%
AT&T, Inc.	930,410	36,434,853
Cincinnati Bell, Inc.	308,800	1,593,408
Verizon Communications, Inc.	224,500	9,568,190
		47,596,451
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	35,200	1,466,432
Sprint Nextel Corp.	80,300	1,648,559
		3,114,991
TOTAL TELECOMMUNICATION SERVICES		50,711,442
UTILITIES - 4.6%
Electric Utilities - 1.8%
E.ON AG sponsored ADR	32,100	1,679,793
Entergy Corp.	51,900	5,187,924
PPL Corp.	82,400	3,884,336
Reliant Energy, Inc. (a)	105,500	2,709,240
		13,461,293
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	104,300	2,049,495
Constellation Energy Group, Inc.	78,700	6,595,060
NRG Energy, Inc. (a)	71,300	2,748,615
		11,393,170
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.2%
CMS Energy Corp.	62,300	$ 1,006,768
Public Service Enterprise Group, Inc.	69,100	5,952,965
Sempra Energy	37,200	1,961,184
		8,920,917
TOTAL UTILITIES		33,775,380
TOTAL COMMON STOCKS (Cost $696,539,669)		728,763,655
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 5.38% (b)	11,970,920	11,970,920
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	8,162,050	8,162,050
TOTAL MONEY MARKET FUNDS (Cost $20,132,970)		20,132,970
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $716,672,639)		748,896,625
NET OTHER ASSETS - (2.4)%		(17,545,143)
NET ASSETS - 100%		$ 731,351,482
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $157,080 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 425,339
Fidelity Securities Lending Cash Central Fund	22,197
Total	$ 447,536
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Bermuda	2.7%
Canada	2.2%
United Kingdom	1.8%
Switzerland	1.3%
Cayman Islands	1.1%
Others (individually less than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $7,991,447) - See accompanying schedule: Unaffiliated issuers (cost $696,539,669)	$ 728,763,655
Fidelity Central Funds (cost $20,132,970)	20,132,970
Total Investments (cost $716,672,639)		$ 748,896,625
Receivable for investments sold		2,648,312
Receivable for fund shares sold		3,452,699
Dividends receivable		906,344
Distributions receivable from Fidelity Central Funds		38,107
Prepaid expenses		507
Other receivables		3,588
Total assets		755,946,182

Liabilities
Payable for investments purchased	$ 14,546,468
Payable for fund shares redeemed	1,310,957
Accrued management fee	347,596
Other affiliated payables	175,264
Other payables and accrued expenses	52,365
Collateral on securities loaned, at value	8,162,050
Total liabilities		24,594,700

Net Assets		$ 731,351,482
Net Assets consist of:
Paid in capital		$ 667,020,678
Undistributed net investment income		4,072,223
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,033,996
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,224,585
Net Assets, for 47,315,384 shares outstanding		$ 731,351,482
Net Asset Value, offering price and redemption price per share ($731,351,482 ÷ 47,315,384 shares)		$ 15.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 9,509,586
Interest		9,801
Income from Fidelity Central Funds		447,536
Total income		9,966,923

Expenses
Management fee Basic fee	$ 2,649,519
Performance adjustment	(188,994)
Transfer agent fees	1,238,205
Accounting and security lending fees	176,291
Custodian fees and expenses	50,615
Independent trustees' compensation	1,357
Registration fees	99,968
Audit	52,637
Legal	6,051
Interest	21,926
Miscellaneous	8,020
Total expenses before reductions	4,115,595
Expense reductions	(32,566)	4,083,029
Net investment income (loss)		5,883,894
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $91)	35,685,355
Foreign currency transactions	87,351
Total net realized gain (loss)		35,772,706
Change in net unrealized appreciation (depreciation) on: Investment securities	5,245,598
Assets and liabilities in foreign currencies	315
Total change in net unrealized appreciation (depreciation)		5,245,913
Net gain (loss)		41,018,619
Net increase (decrease) in net assets resulting from operations		$ 46,902,513

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,883,894	$ 1,770,397
Net realized gain (loss)	35,772,706	8,883,622
Change in net unrealized appreciation (depreciation)	5,245,913	4,671,035
Net increase (decrease) in net assets resulting from operations	46,902,513	15,325,054
Distributions to shareholders from net investment income	(2,803,432)	(1,177,122)
Distributions to shareholders from net realized gain	(12,620,941)	(3,435,206)
Total distributions	(15,424,373)	(4,612,328)
Share transactions Proceeds from sales of shares	640,676,434	153,895,657
Reinvestment of distributions	14,852,830	4,472,639
Cost of shares redeemed	(228,357,433)	(78,450,120)
Net increase (decrease) in net assets resulting from share transactions	427,171,831	79,918,176
Total increase (decrease) in net assets	458,649,971	90,630,902

Net Assets
Beginning of period	272,701,511	182,070,609
End of period (including undistributed net investment income of $4,072,223 and undistributed net investment income of $1,126,551, respectively)	$ 731,351,482	$ 272,701,511
Other Information Shares
Sold	41,940,771	11,169,831
Issued in reinvestment of distributions	1,040,054	332,759
Redeemed	(15,217,485)	(5,729,799)
Net increase (decrease)	27,763,340	5,772,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.95	$ 13.21	$ 11.24	$ 9.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.10	.11	.05	- I
Net realized and unrealized gain (loss)	2.05	.95	2.03	1.52	(.27)
Total from investment operations	2.24	1.05	2.14	1.57	(.27)
Distributions from net investment income	(.13)	(.08)	(.09)	(.02)	-
Distributions from net realized gain	(.60)	(.23)	(.08)	(.04)	-
Total distributions	(.73)	(.31)	(.17)	(.06)	-
Net asset value, end of period	$ 15.46	$ 13.95	$ 13.21	$ 11.24	$ 9.73
Total Return B, C	16.60%	8.05%	19.20%	16.16%	(2.70)%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.94%	.97%	1.17%	3.37%A
Expenses net of fee waivers, if any	.87%	.94%	.97%	1.17%	1.50%A
Expenses net of all reductions	.87%	.93%	.93%	1.13%	1.50%A
Net investment income (loss)	1.25%	.76%	.85%	.50%	.41%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 731,351	$ 272,702	$ 182,071	$ 68,541	$ 18,582
Portfolio turnover rate F	92%	74%	81%	111%	84%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 17, 2003 (commencement of operations) to July 31, 2003.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 70,604,732
Unrealized depreciation	(39,302,836)
Net unrealized appreciation (depreciation)	31,301,896
Undistributed ordinary income	15,201,009
Undistributed long-term capital gain	13,485,336

Cost for federal income tax purposes	$ 717,594,729

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 3,302,868	$ 1,482,715
Long-term Capital Gains	12,121,505	3,129,613
Total	$ 15,424,373	$ 4,612,328

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $852,380,616 and $432,362,994, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,041 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $660 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,197.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $35,779,750. The weighted average interest rate was 5.52%. The interest expense amounted to $21,926 under the bank borrowing program.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,660 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $5,419 and $10,549, respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

11. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Blue Chip Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Blue Chip Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Blue Chip Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Charles Hebard (37)

Year of Election or Appointment: 2006

Vice President of Blue Chip Value. Mr. Hebard also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hebard worked as a research analyst.

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of Blue Chip Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Blue Chip Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Blue Chip Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Blue Chip Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Blue Chip Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Blue Chip Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Blue Chip Value Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $.54 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.08 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $19,948,345, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCV-UANN-0907
1.789709.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	15.62%	10.20%	7.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Dividend Growth Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Dividend Growth gained 15.62% for the year, just slightly behind the S&P 500's return. The biggest drag on relative performance came from health care, one of the weakest sectors in the index, where a substantial overweighting and owning some of the wrong names - such as health care supplies distributor Cardinal Health, products giant Johnson & Johnson and pharmaceuticals firm Wyeth - took away from our results. Having almost no stake in the materials sector - which led the index during the period - also hurt, as did overweightings in the insurance segment of financials and the food and staples retailing group of consumer staples. Positions in insurance giant American International Group and diversified financials firm Bank of America detracted as well. On the plus side, the fund's relative return was aided by a combination of favorable security selection and opportune sector weightings in pockets of consumer discretionary, information technology, energy, financials and telecommunication services. Telecom giant AT&T and media and entertainment company Clear Channel Communications were among the top contributors to relative performance, along with out-of-index energy services firms Diamond Offshore Drilling and GlobalSantaFe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,019.90	$ 3.11
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.72	$ 3.11

* Expenses are equal to the Fund's annualized expense ratio of .62%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.0	7.6
American International Group, Inc.	6.0	6.1
Johnson & Johnson	5.6	4.3
Bank of America Corp.	5.0	3.7
AT&T, Inc.	4.9	5.1
General Electric Co.	4.4	4.4
Clear Channel Communications, Inc.	4.2	4.7
Wyeth	3.7	4.9
Wal-Mart Stores, Inc.	3.1	4.7
International Business Machines Corp.	2.8	2.4
	46.7
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	21.3
Information Technology	19.0	15.5
Health Care	18.6	19.8
Consumer Discretionary	11.3	11.4
Industrials	8.4	8.6
Asset Allocation (% of fund's net assets)
As of July 31, 2007*		As of January 31, 2007**
	Stocks 96.8%		Stocks 96.9%
	Convertible Securities 0.6%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	3.4%	** Foreign investments	3.7%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.0%
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.	246,700	$ 11,810
Media - 7.2%
Clear Channel Communications, Inc.	18,585,931	685,821
News Corp. Class A	1,085,800	22,932
Time Warner, Inc.	23,159,500	446,052
Viacom, Inc. Class B (non-vtg.) (a)	640,904	24,547
		1,179,352
Multiline Retail - 0.7%
Target Corp.	1,817,325	110,075
Specialty Retail - 3.0%
Gap, Inc.	2,502,200	43,038
Home Depot, Inc.	12,075,400	448,843
		491,881
TOTAL CONSUMER DISCRETIONARY		1,793,118
CONSUMER STAPLES - 5.9%
Food & Staples Retailing - 5.1%
CVS Caremark Corp.	9,115,900	320,789
Wal-Mart Stores, Inc. (d)	11,209,372	515,071
		835,860
Household Products - 0.6%
Procter & Gamble Co.	1,532,400	94,794
Tobacco - 0.2%
Altria Group, Inc.	438,800	29,167
TOTAL CONSUMER STAPLES		959,821
ENERGY - 6.3%
Energy Equipment & Services - 3.3%
Diamond Offshore Drilling, Inc.	3,198,400	330,011
GlobalSantaFe Corp.	2,455,429	176,079
Halliburton Co. (d)	1,044,800	37,634
		543,724
Oil, Gas & Consumable Fuels - 3.0%
Chesapeake Energy Corp. (d)	1,518,200	51,680
ConocoPhillips	2,145,525	173,444
EOG Resources, Inc.	288,200	20,203
Marathon Oil Corp.	593,400	32,756
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources, Inc. (a)	476,900	$ 20,087
Ultra Petroleum Corp. (a)	834,300	46,128
Valero Energy Corp.	1,759,700	117,917
XTO Energy, Inc.	367,900	20,062
		482,277
TOTAL ENERGY		1,026,001
FINANCIALS - 21.8%
Capital Markets - 1.6%
Bank New York Mellon Corp.	1,629,607	69,340
Franklin Resources, Inc.	100,600	12,813
Goldman Sachs Group, Inc.	231,100	43,525
KKR Private Equity Investors, LP	605,700	12,356
KKR Private Equity Investors, LP Restricted Depositary Units (e)	2,296,400	46,847
Merrill Lynch & Co., Inc.	708,700	52,586
State Street Corp.	399,800	26,799
		264,266
Commercial Banks - 2.8%
PNC Financial Services Group, Inc.	3,208,207	213,827
U.S. Bancorp, Delaware	683,900	20,483
Wachovia Corp.	4,724,571	223,047
Wells Fargo & Co.	74,200	2,506
		459,863
Consumer Finance - 0.7%
American Express Co.	1,772,400	103,756
Capital One Financial Corp. (d)	184,600	13,062
		116,818
Diversified Financial Services - 5.3%
Bank of America Corp.	17,009,603	806,595
Citigroup, Inc.	1,012,539	47,154
		853,749
Insurance - 11.3%
ACE Ltd.	2,136,500	123,319
AFLAC, Inc.	290,600	15,146
AMBAC Financial Group, Inc.	194,400	13,054
American International Group, Inc.	15,167,600	973,457
Hartford Financial Services Group, Inc.	4,402,420	404,450
MBIA, Inc.	1,049,000	58,849
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	2,387,100	$ 143,751
PartnerRe Ltd.	280,400	19,917
The Chubb Corp.	1,742,700	87,850
		1,839,793
Thrifts & Mortgage Finance - 0.1%
Fannie Mae	254,433	15,225
TOTAL FINANCIALS		3,549,714
HEALTH CARE - 18.6%
Biotechnology - 0.3%
Amgen, Inc. (a)	715,624	38,458
Health Care Providers & Services - 7.0%
Cardinal Health, Inc.	17,341,770	1,139,871
UnitedHealth Group, Inc.	39,200	1,898
		1,141,769
Pharmaceuticals - 11.3%
Johnson & Johnson	15,154,232	916,831
Merck & Co., Inc.	4,299,005	213,446
Schering-Plough Corp.	3,876,530	110,636
Wyeth	12,259,260	594,819
		1,835,732
TOTAL HEALTH CARE		3,015,959
INDUSTRIALS - 8.4%
Aerospace & Defense - 1.7%
General Dynamics Corp.	599,455	47,093
Honeywell International, Inc.	2,240,200	128,834
Raytheon Co.	1,870,000	103,523
		279,450
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B	2,179,790	165,054
Industrial Conglomerates - 4.9%
3M Co.	328,300	29,192
General Electric Co.	18,600,880	720,970
Tyco International Ltd.	1,027,572	48,594
		798,756
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 0.8%
Illinois Tool Works, Inc.	1,992,874	$ 109,708
Ingersoll-Rand Co. Ltd. Class A	335,000	16,857
		126,565
TOTAL INDUSTRIALS		1,369,825
INFORMATION TECHNOLOGY - 19.0%
Communications Equipment - 4.4%
Cisco Systems, Inc. (a)	11,387,100	329,201
Motorola, Inc.	20,455,220	347,534
QUALCOMM, Inc.	1,017,400	42,375
		719,110
Computers & Peripherals - 5.4%
Dell, Inc. (a)	5,751,400	160,867
EMC Corp. (a)	1,513,600	28,017
Hewlett-Packard Co.	4,942,200	227,489
International Business Machines Corp.	4,198,019	464,511
		880,884
Electronic Equipment & Instruments - 0.2%
Tyco Electronics Ltd. (a)	1,027,572	36,808
IT Services - 0.7%
Accenture Ltd. Class A	496,310	20,910
The Western Union Co.	4,463,394	89,045
		109,955
Semiconductors & Semiconductor Equipment - 4.3%
Altera Corp.	294,600	6,835
Analog Devices, Inc.	1,329,400	47,127
Applied Materials, Inc.	5,875,800	129,503
Intel Corp.	11,561,700	273,087
KLA-Tencor Corp.	75,300	4,276
Lam Research Corp. (a)	1,136,693	65,746
Linear Technology Corp. (d)	2,279,619	81,268
National Semiconductor Corp.	1,372,777	35,678
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,558,969	25,974
Texas Instruments, Inc.	694,200	24,429
		693,923
Software - 4.0%
BEA Systems, Inc. (a)	3,976,400	49,228
Microsoft Corp.	12,535,087	363,392
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp. (a)	10,968,700	$ 209,722
Symantec Corp. (a)	1,497,737	28,757
		651,099
TOTAL INFORMATION TECHNOLOGY		3,091,779
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 5.4%
AT&T, Inc.	20,276,884	794,043
Qwest Communications International, Inc. (a)	9,543,400	81,405
		875,448
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	3,337,686	68,523
TOTAL TELECOMMUNICATION SERVICES		943,971
TOTAL COMMON STOCKS (Cost $12,984,034)		15,750,188
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co. Capital Trust II 6.50%	747,200	29,029
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $24,978)		29,029
Convertible Bonds - 0.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 12,030	13,844
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Qwest Communications International, Inc. 3.5% 11/15/25	$ 36,750	$ 58,513
TOTAL CONVERTIBLE BONDS (Cost $48,780)		72,357
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 4.51% to 4.61% 9/6/07 (Cost $15,011)	15,080	15,005
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 5.38% (b)	395,808,540	395,809
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	117,739,400	117,739
TOTAL MONEY MARKET FUNDS (Cost $513,548)		513,548
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $13,586,351)		16,380,127
NET OTHER ASSETS - (0.7)%		(115,465)
NET ASSETS - 100%		$ 16,264,662
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $46,847,000 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 21,191
Fidelity Securities Lending Cash Central Fund	260
Total	$ 21,451
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Clear Channel Outdoor Holding, Inc. Class A	$ 46,412	$ 8,523	$ 64,661	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $113,096) - See accompanying schedule: Unaffiliated issuers (cost $13,072,803)	$ 15,866,579
Fidelity Central Funds (cost $513,548)	513,548
Total Investments (cost $13,586,351)		$ 16,380,127
Receivable for investments sold		59,772
Receivable for fund shares sold		11,566
Dividends receivable		10,835
Interest receivable		332
Distributions receivable from Fidelity Central Funds		1,421
Prepaid expenses		29
Other receivables		11,954
Total assets		16,476,036

Liabilities
Payable for investments purchased	$ 72,566
Payable for fund shares redeemed	11,558
Accrued management fee	6,007
Other affiliated payables	3,163
Other payables and accrued expenses	341
Collateral on securities loaned, at value	117,739
Total liabilities		211,374

Net Assets		$ 16,264,662
Net Assets consist of:
Paid in capital		$ 12,446,494
Undistributed net investment income		139,799
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		884,593
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,793,776
Net Assets, for 496,915 shares outstanding		$ 16,264,662
Net Asset Value, offering price and redemption price per share ($16,264,662 ÷ 496,915 shares)		$ 32.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2007

Investment Income
Dividends		$ 312,541
Special dividends		36,877
Interest		1,821
Income from Fidelity Central Funds		21,451
Total income		372,690

Expenses
Management fee Basic fee	$ 94,301
Performance adjustment	(30,501)
Transfer agent fees	36,238
Accounting and security lending fees	1,553
Custodian fees and expenses	247
Independent trustees' compensation	55
Registration fees	140
Audit	134
Legal	222
Miscellaneous	374
Total expenses before reductions	102,763
Expense reductions	(1,339)	101,424
Net investment income (loss)		271,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,145,927
Other affiliated issuers	13,929
Foreign currency transactions	(3)
Futures contracts	(6,229)
Total net realized gain (loss)		1,153,624
Change in net unrealized appreciation (depreciation) on: Investment securities		986,456
Net gain (loss)		2,140,080
Net increase (decrease) in net assets resulting from operations		$ 2,411,346

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 271,266	$ 197,918
Net realized gain (loss)	1,153,624	446,359
Change in net unrealized appreciation (depreciation)	986,456	101,276
Net increase (decrease) in net assets resulting from operations	2,411,346	745,553
Distributions to shareholders from net investment income	(237,313)	(179,291)
Distributions to shareholders from net realized gain	(431,005)	(217,913)
Total distributions	(668,318)	(397,204)
Share transactions Proceeds from sales of shares	2,819,194	2,158,432
Reinvestment of distributions	650,322	386,764
Cost of shares redeemed	(4,470,484)	(4,769,535)
Net increase (decrease) in net assets resulting from share transactions	(1,000,968)	(2,224,339)
Total increase (decrease) in net assets	742,060	(1,875,990)

Net Assets
Beginning of period	15,522,602	17,398,592
End of period (including undistributed net investment income of $139,799 and undistributed net investment income of $115,144, respectively)	$ 16,264,662	$ 15,522,602
Other Information Shares
Sold	88,615	74,177
Issued in reinvestment of distributions	21,336	13,484
Redeemed	(139,296)	(164,415)
Net increase (decrease)	(29,345)	(76,754)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 29.50	$ 28.85	$ 26.58	$ 24.76	$ 22.20
Income from Investment Operations
Net investment income (loss) B	.52 E	.35	.45 F	.20	.22
Net realized and unrealized gain (loss)	3.98	.99	2.21	1.84	2.56
Total from investment operations	4.50	1.34	2.66	2.04	2.78
Distributions from net investment income	(.45)	(.31)	(.39)	(.22)	(.22)
Distributions from net realized gain	(.82)	(.38)	-	-	-
Total distributions	(1.27)	(.69)	(.39)	(.22)	(.22)
Net asset value, end of period	$ 32.73	$ 29.50	$ 28.85	$ 26.58	$ 24.76
Total Return A	15.62%	4.73%	10.08%	8.27%	12.63%
Ratios to Average Net Assets C,G
Expenses before reductions	.61%	.60%	.68%	.90%	1.05%
Expenses net of fee waivers, if any	.61%	.60%	.68%	.90%	1.05%
Expenses net of all reductions	.60%	.59%	.66%	.89%	1.02%
Net investment income (loss)	1.62% E	1.21%	1.64% F	.75%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 16,265	$ 15,523	$ 17,399	$ 18,387	$ 15,737
Portfolio turnover rate D	36%	30%	26%	37%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,166,173
Unrealized depreciation	(392,468)
Net unrealized appreciation (depreciation)	2,773,705
Undistributed ordinary income	219,837
Undistributed long-term capital gain	719,639

Cost for federal income tax purposes	$ 13,606,422

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 311,177	$ 253,177
Long-term Capital Gains	357,141	144,027
Total	$ 668,318	$ 397,204

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,871,449 and $7,197,085, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $260.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $21 and $1,051, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The Fund's Statement of Additional Information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-800-544-8444.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Dividend Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Dividend Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Dividend Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Charles Mangum (42)

Year of Election or Appointment: 1997

Vice President of Dividend Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum worked as a research analyst and portfolio manager. Mr. Mangum also serves as Senior Vice President of FMR and FMR Co., Inc. (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Dividend Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Dividend Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Dividend Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Dividend Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Dividend Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Dividend Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Dividend Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 10, 2007 to shareholders of record at the opening of business on September 7, 2007, a distribution of $1.66 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.26 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $869,884,894, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 95% of the dividends distributed in September and December respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 97% of the dividends distributed in September and December respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

DGF-UANN-0907
1.789245.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth-straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	14.28%	8.11%	5.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Timothy Cohen, Portfolio Manager of Fidelity® Growth & Income Portfolio

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Growth & Income gained 14.28% for the 12-month span, falling somewhat shy of the S&P 500 benchmark's return. Unproductive security selection within consumer durables - mainly in U.S. homebuilders, such as KB Home - and among banks and diversified financials firms with exposure to the weak housing market, including mortgage lender Countrywide Financial and mortgage insurer MGIC Investment, hurt the most. Diversified financials holding Bank of America also dragged on performance, as did a sizable overweighting in the insurance segment. My decision not to have any exposure to the strong-performing telecommunication services sector - based on stretched valuations - detracted as well. Conversely, our results were helped by favorable stock picking in the information technology sector, especially within software and services, as well as in the capital goods segment of industrials. Productive picks in materials also were beneficial. Notable among the stocks contributing to relative performance were Research In Motion, the Canadian manufacturer of the BlackBerry wireless messaging device; Honeywell International, the diversified capital goods maker; and Internet search leader Google.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,015.70	$ 3.35
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.47	$ 3.36

* Expenses are equal to the Fund's annualized expense ratio of .67%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	6.2	5.4
General Electric Co.	6.1	7.3
Bank of America Corp.	5.2	4.9
Wachovia Corp.	3.7	2.1
Procter & Gamble Co.	3.6	0.0
Home Depot, Inc.	3.3	4.5
Google, Inc. Class A (sub. vtg.)	3.1	2.6
JPMorgan Chase & Co.	2.6	0.0
Comcast Corp. Class A	2.4	0.0
Johnson & Johnson	2.1	2.5
	38.3
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.2	23.4
Consumer Discretionary	14.9	15.0
Energy	12.3	13.5
Health Care	11.8	13.4
Information Technology	11.4	14.5
Asset Allocation (% of fund's net assets)
As of July 31, 2007*		As of January 31, 2007**
	Stocks 99.2%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	20.3%	** Foreign investments	16.7%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.9%
Diversified Consumer Services - 1.0%
Apollo Group, Inc. Class A (non-vtg.) (a)	3,800,000	$ 224,618
Hotels, Restaurants & Leisure - 0.7%
Starbucks Corp. (a)	6,100,000	162,748
Household Durables - 2.3%
D.R. Horton, Inc.	7,000,000	114,240
Hovnanian Enterprises, Inc. Class A (d)	1,800,000	23,832
KB Home (d)	3,600,000	114,516
Ryland Group, Inc. (d)(e)	3,200,000	106,400
Standard Pacific Corp. (d)(e)	4,000,000	59,240
Toll Brothers, Inc. (a)(d)	4,500,000	98,685
		516,913
Media - 2.7%
Comcast Corp. Class A (a)	21,000,000	551,670
Focus Media Holding Ltd. ADR (a)(d)	1,642,100	67,835
		619,505
Multiline Retail - 1.2%
Target Corp.	4,500,000	272,565
Specialty Retail - 7.0%
Best Buy Co., Inc.	4,800,000	214,032
Home Depot, Inc.	20,116,300	747,723
Lowe's Companies, Inc.	9,500,000	266,095
Staples, Inc.	15,500,000	356,810
		1,584,660
TOTAL CONSUMER DISCRETIONARY		3,381,009
CONSUMER STAPLES - 6.2%
Food & Staples Retailing - 2.0%
Wal-Mart Stores, Inc.	8,000,000	367,600
X5 Retail Group NV GDR (a)(f)	3,000,000	93,030
		460,630
Food Products - 0.6%
Nestle SA (Reg.)	328,429	126,774
Household Products - 3.6%
Procter & Gamble Co.	13,100,000	810,366
TOTAL CONSUMER STAPLES		1,397,770
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 12.3%
Energy Equipment & Services - 4.0%
National Oilwell Varco, Inc. (a)	1,284,100	$ 154,233
Schlumberger Ltd. (NY Shares)	4,900,000	464,128
Smith International, Inc.	2,381,100	146,223
Weatherford International Ltd. (a)	2,500,000	138,325
		902,909
Oil, Gas & Consumable Fuels - 8.3%
Canadian Natural Resources Ltd.	1,970,600	135,247
Chesapeake Energy Corp.	7,143,300	243,158
EOG Resources, Inc.	3,366,400	235,985
Occidental Petroleum Corp.	3,800,000	215,536
Petroplus Holdings AG	1,385,560	133,770
Plains Exploration & Production Co. (a)	2,052,700	88,697
Suncor Energy, Inc.	1,395,800	126,207
Ultra Petroleum Corp. (a)	1,860,992	102,894
Valero Energy Corp.	6,000,000	402,060
XTO Energy, Inc.	3,612,700	197,001
		1,880,555
TOTAL ENERGY		2,783,464
FINANCIALS - 30.2%
Capital Markets - 2.3%
AP Alternative Assets, L.P. Restricted Depositary Units (f)	4,454,200	80,176
KKR Private Equity Investors, LP	3,874,500	79,040
KKR Private Equity Investors, LP Restricted Depositary Units (f)	6,842,100	139,579
UBS AG (NY Shares)	4,200,000	231,294
		530,089
Commercial Banks - 5.8%
Erste Bank AG	1,806,400	137,110
HSBC Holdings PLC sponsored ADR (d)	1,400,000	130,424
Societe Generale Series A	533,700	92,864
Standard Chartered PLC (United Kingdom)	3,300,000	108,733
Wachovia Corp.	17,700,000	835,617
		1,304,748
Diversified Financial Services - 8.7%
African Bank Investments Ltd.	16,421,500	75,968
Bank of America Corp.	25,000,000	1,185,500
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	13,500,000	$ 594,135
Moody's Corp. (d)	2,100,000	112,980
		1,968,583
Insurance - 10.6%
ACE Ltd.	2,955,900	170,615
AFLAC, Inc.	3,300,000	171,996
American International Group, Inc.	22,000,000	1,411,959
Hartford Financial Services Group, Inc.	1,700,000	156,179
RenaissanceRe Holdings Ltd. (e)	3,631,400	208,806
The Chubb Corp.	3,600,000	181,476
W.R. Berkley Corp.	3,700,000	108,854
		2,409,885
Thrifts & Mortgage Finance - 2.8%
Countrywide Financial Corp. (d)	15,700,000	442,269
MGIC Investment Corp. (e)	4,678,125	180,856
Radian Group, Inc.	543,700	18,328
		641,453
TOTAL FINANCIALS		6,854,758
HEALTH CARE - 11.8%
Biotechnology - 3.7%
Amgen, Inc. (a)	5,100,000	274,074
Celgene Corp. (a)	2,200,000	133,232
Cephalon, Inc. (a)(d)	1,800,000	135,252
Genentech, Inc. (a)	2,200,200	163,651
MannKind Corp. (a)(d)	1,900,000	20,064
Vertex Pharmaceuticals, Inc. (a)	3,301,694	106,645
		832,918
Health Care Providers & Services - 2.3%
Cardinal Health, Inc.	2,852,200	187,475
UnitedHealth Group, Inc.	6,900,000	334,167
		521,642
Life Sciences Tools & Services - 0.9%
Illumina, Inc. (a)(d)(e)	2,900,000	132,153
Pharmaceutical Product Development, Inc.	2,300,000	77,050
		209,203
Pharmaceuticals - 4.9%
Allergan, Inc.	4,400,500	255,801
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Elan Corp. PLC sponsored ADR (a)	7,800,200	$ 146,098
Johnson & Johnson	8,000,000	484,000
Roche Holding AG (participation certificate)	574,751	102,422
Sirtris Pharmaceuticals, Inc.	340,125	4,238
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	2,700,000	113,454
		1,106,013
TOTAL HEALTH CARE		2,669,776
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	4,700,000	270,297
Commercial Services & Supplies - 1.3%
Robert Half International, Inc. (e)	9,000,000	305,910
Electrical Equipment - 1.6%
Evergreen Solar, Inc. (a)	3,800,000	31,654
Q-Cells AG	780,000	69,055
Renewable Energy Corp. AS	1,560,000	62,359
SolarWorld AG (d)	2,200,000	107,109
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	2,300,000	92,759
		362,936
Industrial Conglomerates - 6.1%
General Electric Co.	35,500,000	1,375,980
Machinery - 1.0%
Illinois Tool Works, Inc.	4,300,000	236,715
TOTAL INDUSTRIALS		2,551,838
INFORMATION TECHNOLOGY - 11.4%
Communications Equipment - 0.3%
Research In Motion Ltd. (a)	300,000	64,200
Computers & Peripherals - 0.7%
Dell, Inc. (a)	6,000,000	167,820
Electronic Equipment & Instruments - 0.8%
Molex, Inc.	3,100,000	87,854
Motech Industries, Inc.	6,800,000	84,977
Motech Industries, Inc. GDR (a)(f)	700,000	8,715
		181,546
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 3.4%
Google, Inc. Class A (sub. vtg.) (a)	1,350,000	$ 688,500
ValueClick, Inc. (a)	3,500,000	74,830
		763,330
IT Services - 1.7%
Cognizant Technology Solutions Corp. Class A (a)	2,300,100	186,262
Infosys Technologies Ltd. sponsored ADR	1,800,000	89,280
Satyam Computer Services Ltd. sponsored ADR	4,000,000	106,640
		382,182
Office Electronics - 0.3%
Zebra Technologies Corp. Class A (a)(d)	1,806,400	65,446
Semiconductors & Semiconductor Equipment - 4.2%
Applied Materials, Inc.	8,700,000	191,748
ARM Holdings PLC	52,548,600	158,253
ASML Holding NV (NY Shares) (a)	3,600,000	106,416
Marvell Technology Group Ltd. (a)	3,600,000	64,800
Maxim Integrated Products, Inc.	3,800,000	120,460
MEMC Electronic Materials, Inc. (a)	2,100,000	128,772
Renesola Ltd. (d)	3,775,300	36,428
Taiwan Semiconductor Manufacturing Co. Ltd.	80,349,942	159,186
		966,063
TOTAL INFORMATION TECHNOLOGY		2,590,587
MATERIALS - 1.2%
Metals & Mining - 1.2%
Arcelor Mittal (NY Shares) Class A (d)	4,600,000	280,692
TOTAL COMMON STOCKS (Cost $19,831,921)		22,509,894
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 5.38% (b)	6,340,455	6,340
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	459,319,319	459,319
TOTAL MONEY MARKET FUNDS (Cost $465,659)		465,659
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 5.09%, dated 7/31/07 due 8/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $20,463)	$ 20,466	$ 20,463
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $20,318,043)		22,996,016
NET OTHER ASSETS - (1.3)%		(302,797)
NET ASSETS - 100%		$ 22,693,219
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $321,500,000 or 1.4% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$20,463,000 due 8/01/07 at 5.09%
Banc of America Securities LLC	$ 3,674
Merrill Lynch Government Securities, Inc.	16,789
$ 20,463
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Funds	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6,336
Fidelity Securities Lending Cash Central Fund	2,801
Total	$ 9,137
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ARM Holdings PLC	$ 148,296	$ -	$ 47,338	$ 1,310	$ -
Clear Channel Outdoor Holding, Inc. Class A	50,100	-	63,161	-	-
Illumina, Inc.	108,494	5,924	4,266	-	132,153
KB Home	102,162	91,425	37,141	3,518	-
MGIC Investment Corp.	-	269,574	-	725	180,856
RenaissanceRe Holdings Ltd.	188,143	-	-	3,123	208,806
Robert Half International, Inc.	333,620	45,123	102,375	3,912	305,910
Ryland Group, Inc.	85,426	86,032	35,445	1,739	106,400
Standard Pacific Corp.	83,097	28,159	18,373	744	59,240
Zebra Technologies Corp. Class A	130,785	14,249	111,985	-	-
Total	$ 1,230,123	$ 540,486	$ 420,084	$ 15,071	$ 993,365
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.7%
United Kingdom	3.1%
Switzerland	2.7%
Netherlands	2.1%
Netherlands Antilles	2.1%
Canada	1.9%
Bermuda	1.2%
Cayman Islands	1.1%
Taiwan	1.1%
Others (individually less than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $444,405 and repurchase agreements of $20,463) - See accompanying schedule: Unaffiliated issuers (cost $18,820,704)	$ 21,536,992
Fidelity Central Funds (cost $465,659)	465,659
Other affiliated issuers (cost $1,031,680)	993,365
Total Investments (cost $20,318,043)		$ 22,996,016
Cash		2,077
Receivable for investments sold		373,188
Receivable for fund shares sold		9,549
Dividends receivable		8,506
Distributions receivable from Fidelity Central Funds		479
Prepaid expenses		54
Other receivables		931
Total assets		23,390,800

Liabilities
Payable for investments purchased	$ 138,543
Payable for fund shares redeemed	83,163
Accrued management fee	10,505
Other affiliated payables	4,951
Other payables and accrued expenses	1,100
Collateral on securities loaned, at value	459,319
Total liabilities		697,581

Net Assets		$ 22,693,219
Net Assets consist of:
Paid in capital		$ 18,028,463
Distributions in excess of net investment income		(1,828)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,988,610
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,677,974
Net Assets, for 711,024 shares outstanding		$ 22,693,219
Net Asset Value, offering price and redemption price per share ($22,693,219 ÷ 711,024 shares)		$ 31.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2007
Investment Income
Dividends (including $15,071 earned from other affiliated issuers)		$ 430,825
Interest		407
Income from Fidelity Central Funds		9,137
Total income		440,369

Expenses
Management fee	$ 135,077
Transfer agent fees	58,453
Accounting and security lending fees	2,043
Custodian fees and expenses	693
Independent trustees' compensation	96
Appreciation in deferred trustee compensation account	6
Registration fees	96
Audit	209
Legal	451
Interest	343
Miscellaneous	554
Total expenses before reductions	198,021
Expense reductions	(3,145)	194,876
Net investment income (loss)		245,493
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,286,759
Redemption in-kind with affiliated entities	1,740,467
Other affiliated issuers	(10,285)
Foreign currency transactions	(372)
Total net realized gain (loss)		4,016,569
Change in net unrealized appreciation (depreciation) on Investment securities		(36,094)
Net gain (loss)		3,980,475
Net increase (decrease) in net assets resulting from operations		$ 4,225,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 245,493	$ 287,131
Net realized gain (loss)	4,016,569	8,393,121
Change in net unrealized appreciation (depreciation)	(36,094)	(8,258,352)
Net increase (decrease) in net assets resulting from operations	4,225,968	421,900
Distributions to shareholders from net investment income	(249,549)	(320,403)
Distributions to shareholders from net realized gain	(5,102,919)	(3,635,165)
Total distributions	(5,352,468)	(3,955,568)
Share transactions Proceeds from sales of shares	3,378,425	3,926,843
Reinvestment of distributions	5,231,624	3,859,564
Cost of shares redeemed	(13,651,081)	(7,181,012)
Net increase (decrease) in net assets resulting from share transactions	(5,041,032)	605,395
Total increase (decrease) in net assets	(6,167,532)	(2,928,273)

Net Assets
Beginning of period	28,860,751	31,789,024
End of period (including distributions in excess of net investment income of $1,828 and distributions in excess of net investment income of $790, respectively)	$ 22,693,219	$ 28,860,751
Other Information Shares
Sold	104,430	109,956
Issued in reinvestment of distributions	180,580	108,570
Redeemed	(418,890)	(201,011)
Net increase (decrease)	(133,880)	17,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.16	$ 38.42	$ 35.46	$ 32.84	$ 31.61
Income from Investment Operations
Net investment income (loss) B	.27	.34	.60 E	.40	.40
Net realized and unrealized gain (loss)	3.84	.18	3.31	2.63	1.20
Total from investment operations	4.11	.52	3.91	3.03	1.60
Distributions from net investment income	(.27)	(.38)	(.61)	(.41)	(.37)
Distributions from net realized gain	(6.08)	(4.40)	(.34)	-	-
Total distributions	(6.35)	(4.78)	(.95)	(.41)	(.37)
Net asset value, end of period	$ 31.92	$ 34.16	$ 38.42	$ 35.46	$ 32.84
Total Return A	14.28%	1.22%	11.15%	9.24%	5.15%
Ratios to Average Net Assets C,F
Expenses before reductions	.68%	.69%	.69%	.70%	.73%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.70%	.73%
Expenses net of all reductions	.67%	.65%	.68%	.69%	.71%
Net investment income (loss)	.84%	.94%	1.63% E	1.13%	1.29%
Supplemental Data
Net assets, end of period (in millions)	$ 22,693	$ 28,861	$ 31,789	$ 29,776	$ 28,263
Portfolio turnover rate D	52%	120%	31%	30%	33%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.27%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,757,676
Unrealized depreciation	(1,094,268)
Net unrealized appreciation (depreciation)	2,663,408
Undistributed ordinary income	357,187
Undistributed long-term capital gain	1,486,827
Cost for federal income tax purposes	$ 20,332,608

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 371,434	$ 320,403
Long-term Capital Gains	4,981,034	3,635,165
Total	$ 5,352,468	$ 3,955,568

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,027,484 and $25,276,548, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $121 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 34,674	5.41%	$ 323

Redemption-in-Kind. On July 20, 2007, 143,251 fund shares held by affiliated entities were redeemed in kind for cash and securities with a value of $4,826,123. The realized gain (loss) of $1,740,467 on securities delivered through the in-kind redemption is included in the accompanying Statement of Operations and is not taxable to the Fund.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $55 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,801.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $25,590. The weighted average interest rate was 5.56%. The interest expense amounted to $20 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $680 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $13 and $1,980, respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other - continued

employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To obtain a free copy, please call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Growth & Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of Growth & Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Growth & Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Timothy M. Cohen (37)

Year of Election or Appointment: 2005

Vice President of Growth & Income. Prior to assuming his current responsibilities, Mr. Cohen worked as an analyst and portfolio manager. Mr. Cohen also serves as Vice President of FMR and FMR Co., Inc. (2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Growth & Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Growth & Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Growth & Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth & Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment 2005

Deputy Treasurer of Growth & Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth & Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $2.66 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $1,710,804,000, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.
Annual Report

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

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Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Real Estate's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of Fund A
International Real Estate	19.01%	23.67%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Real Estate on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Buller, Portfolio Manager of Fidelity® International Real Estate Fund

The period ending July 31, 2007, began with real estate securities on the rise and ended with them in decline. Overall, international property stocks, as measured by the EPRA/NAREIT Global Real Estate ex North America Index, gained 25.95% during the past year - significantly better than the 0.55% decline in the U.S. real estate investment trust market, as measured by the Dow Jones Wilshire Real Estate Securities IndexSM. Despite global property markets' second-half correction, the fundamentals of commercial real estate companies actually remained quite good during the entire year, with increasing occupancy and rental rates present in a growing number of markets. Nevertheless, property stocks found themselves on a roller coaster ride. Much of the volatility was attributable to the flow of investment capital into and out of the real estate sector. During the period's second half, investors became increasingly concerned about losing money, which in turn triggered significant fund flows out of property stocks and declining valuations.

For the 12 months ending July 31, 2007, International Real Estate returned 19.01%, lagging the return of the EPRA/NAREIT index. Additionally, the broad international stock market - as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East Index - returned 24.10%. Weak security selection detracted from the fund's performance versus the EPRA/NAREIT index. On a country basis, the worst drag came from disappointing stock picks in the United Kingdom. An overweighting in Germany also hurt. In contrast, positive stock selection in Hong Kong helped. On a sector basis, security selection among diversified property stocks and hotels was favorable, although those gains were outweighed by weak picks in offices and retail. A small allocation to cash also hurt. The fund's biggest individual negative was U.K.-based real estate company Capital & Regional, which lagged badly during the period's second half, as investors worried about slowing retail sales. A couple of German property stocks, Patrizia Immobilien and IVG Immobilien, also hurt, as did an underweighting in strong-performing China Overseas Land & Investment. On the positive side, Kerry Properties, a commercial and residential property company that does most of its business in Hong Kong and China, benefited from growth in those two markets. Also performing well was New World China Land, a Grand Cayman-listed commercial/residential developer focused on China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007) for the International Real Estate class and for the entire period (April 4, 2007 to July 31, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense example is based on an investment of $1,000 for one-half year period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value July 31, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 947.00	$ 4.35 B
HypotheticalA	$ 1,000.00	$ 1,018.00	$ 6.85 C
Class T
Actual	$ 1,000.00	$ 946.40	$ 5.11 B
HypotheticalA	$ 1,000.00	$ 1,016.81	$ 8.05 C
Class B
Actual	$ 1,000.00	$ 944.50	$ 6.69 B
HypotheticalA	$ 1,000.00	$ 1,014.33	$ 10.54 C
Class C
Actual	$ 1,000.00	$ 944.50	$ 6.66 B
HypotheticalA	$ 1,000.00	$ 1,014.38	$ 10.49 C
International Real Estate
Actual	$ 1,000.00	$ 948.20	$ 5.07 B
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26 C
Institutional Class
Actual	$ 1,000.00	$ 948.20	$ 3.43 B
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the International Real Estate class and multiplied by 119/365 (to reflect the period April 4, 2007 to July 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.37%
Class T	1.61%
Class B	2.11%
Class C	2.10%
International Real Estate	1.05%
Institutional Class	1.08%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi Estate Co. Ltd.	6.9	7.4
British Land Co. PLC	5.8	4.8
Kerry Properties Ltd.	4.9	4.4
IVG Immobilien AG	4.5	2.6
Westfield Group unit	4.0	6.4
The GPT Group unit	3.9	3.7
Unibail-Rodamco	3.6	0.0
Land Securities Group PLC	3.5	4.9
CapitaLand Ltd.	3.5	2.1
Cheung Kong Holdings Ltd.	2.9	2.1
	43.5
Top Five Countries as of July 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Australia	21.0	19.9
Hong Kong	17.6	12.0
Japan	17.3	20.7
United Kingdom	15.2	19.1
Germany	6.6	6.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	34.6	35.6
REITs - Shopping Centers	2.2	2.4
REITs - Apartments	1.5	2.0
REITs - Office Buildings	1.4	2.8
REITs - Industrial Buildings	0.7	1.0
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks and Investment Companies 98.5%		Stocks and Investment Companies 97.8%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	98.5%	** Foreign investments	97.8%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 21.0%
Aspen Group unit	6,320,625	$ 14,003,914
CFS Retail Property Trust	10,309,000	18,887,351
Charter Hall Group unit	7,254,842	17,557,487
DB RREEF Trust unit	18,635,600	28,822,793
FKP Property Group unit	978,123	5,817,882
Goodman Group unit	5,374,309	27,844,682
Stockland Corp. Ltd. unit	2,741,000	18,055,295
The GPT Group unit	10,573,692	40,636,776
Westfield Group:
unit	2,566,400	41,661,545
unit New	442,269	6,979,809
TOTAL AUSTRALIA		220,267,534
Austria - 0.9%
Immoeast AG (a)	686,100	9,012,719
Brazil - 0.6%
EZ Tec Empreendimentos & Participacoes SA	644,600	4,259,245
MRV Engenharia e Participacoes SA	119,500	1,959,744
TOTAL BRAZIL		6,218,989
Cayman Islands - 2.0%
New World China Land Ltd.	19,550,000	20,568,955
Finland - 1.5%
Citycon Oyj	2,496,403	16,020,820
France - 4.8%
Fonciere Des Regions (d)	81,000	12,302,835
Unibail-Rodamco (d)	158,517	38,023,751
TOTAL FRANCE		50,326,586
Germany - 6.6%
DIC Asset AG	176,960	5,581,401
IVG Immobilien AG	1,277,000	47,057,023
Patrizia Immobilien AG (d)	1,042,000	16,183,065
TOTAL GERMANY		68,821,489
Greece - 2.1%
Babis Vovos International Technical SA	692,830	22,089,190
Hong Kong - 17.6%
Cheung Kong Holdings Ltd.	2,175,000	30,520,220
China Overseas Land & Investment Ltd.	4,260,000	9,022,963
Hong Kong Land Holdings Ltd.	6,779,000	28,878,540
Hopson Development Holdings Ltd.	2,106,000	7,506,748
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hysan Development Co. Ltd.	6,780,000	$ 17,471,415
Kerry Properties Ltd.	7,185,911	51,783,134
Link (REIT)	7,114,000	14,761,663
Sun Hung Kai Properties Ltd.	1,895,000	24,099,896
TOTAL HONG KONG		184,044,579
India - 0.2%
Indiabulls Real Estate Ltd. sponsored GDR (a)	203,855	2,676,616
Japan - 17.3%
Japan Logistics Fund, Inc. (d)	836	6,958,929
Japan Retail Fund Investment Corp.	985	7,957,667
Mitsubishi Estate Co. Ltd.	2,833,000	72,071,161
Mitsui Fudosan Co. Ltd.	1,160,000	30,287,120
Nippon Residential Investment Corp.	2,957	16,108,919
NTT Urban Development Co.	12,305	22,272,427
Sumitomo Realty & Development Co. Ltd.	857,000	25,463,558
TOTAL JAPAN		181,119,781
Philippines - 2.6%
Ayala Land, Inc.	36,233,760	13,567,708
Filinvest Land, Inc.	250,214,000	10,581,738
Vista Land & Lifescapes, Inc.	19,471,000	2,701,923
TOTAL PHILIPPINES		26,851,369
Russia - 0.7%
PIK Group GDR (a)	263,600	7,401,888
Singapore - 3.5%
CapitaLand Ltd.	7,325,900	36,242,909
Spain - 1.0%
Realia Business SA	1,158,300	10,127,893
United Kingdom - 15.2%
British Land Co. PLC	2,429,400	61,343,084
Capital & Regional PLC	1,296,500	26,495,124
Derwent London PLC	422,500	14,324,468
Land Securities Group PLC	1,060,500	36,450,751
Savills PLC	1,075,900	11,463,384
Songbird Estates PLC Class B	1,433,200	7,162,050
Unite Group PLC	320,000	2,340,173
TOTAL UNITED KINGDOM		159,579,034
TOTAL COMMON STOCKS (Cost $968,263,629)		1,021,370,351
Investment Companies - 0.9%
	Shares	Value
Luxembourg - 0.9%
ProLogis European Properties Fund (Cost $11,897,123)	594,000	$ 9,184,639
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 5.38% (b)	6,256,438	6,256,438
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	35,505,018	35,505,018
TOTAL MONEY MARKET FUNDS (Cost $41,761,456)		41,761,456
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,021,922,208)		1,072,316,446
NET OTHER ASSETS - (2.5)%		(26,429,430)
NET ASSETS - 100%		$ 1,045,887,016
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,495,848
Fidelity Securities Lending Cash Central Fund	670,450
Total	$ 2,166,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $35,591,593) - See accompanying schedule: Unaffiliated issuers (cost $980,160,752)	$ 1,030,554,990
Fidelity Central Funds (cost $41,761,456)	41,761,456
Total Investments (cost $1,021,922,208)		$ 1,072,316,446
Foreign currency held at value (cost $156)		156
Receivable for investments sold		13,831,367
Receivable for fund shares sold		1,477,857
Dividends receivable		3,422,908
Distributions receivable from Fidelity Central Funds		101,758
Prepaid expenses		805
Other receivables		645,459
Total assets		1,091,796,756

Liabilities
Payable for investments purchased	$ 2,728,217
Payable for fund shares redeemed	6,535,236
Accrued management fee	668,181
Distribution fees payable	4,979
Other affiliated payables	294,171
Other payables and accrued expenses	173,938
Collateral on securities loaned, at value	35,505,018
Total liabilities		45,909,740

Net Assets		$ 1,045,887,016
Net Assets consist of:
Paid in capital		$ 965,220,976
Undistributed net investment income		15,501,269
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,696,166
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,468,605
Net Assets		$ 1,045,887,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,087,287 ÷ 323,851 shares)	$ 15.71

Maximum offering price per share (100/94.25 of $15.71)	$ 16.67
Class T: Net Asset Value and redemption price per share ($2,397,650 ÷ 152,721 shares)	$ 15.70

Maximum offering price per share (100/96.50 of $15.70)	$ 16.27
Class B: Net Asset Value and offering price per share ($1,157,900 ÷ 73,897 shares)A	$ 15.67

Class C: Net Asset Value and offering price per share ($2,629,333 ÷ 167,749 shares)A	$ 15.67

International Real Estate: Net Asset Value, offering price and redemption price per share ($1,032,138,075 ÷ 65,628,364 shares)	$ 15.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,476,771 ÷ 157,488 shares)	$ 15.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 29,601,642
Interest		59,101
Income from Fidelity Central Funds		2,166,298
		31,827,041
Less foreign taxes withheld		(2,955,827)
Total income		28,871,214

Expenses
Management fee	$ 7,329,886
Transfer agent fees	2,462,591
Distribution fees	12,863
Accounting and security lending fees	478,272
Custodian fees and expenses	341,426
Independent trustees' compensation	3,032
Registration fees	218,117
Audit	62,980
Legal	17,143
Interest	20,398
Miscellaneous	9,756
Total expenses before reductions	10,956,464
Expense reductions	(1,145,752)	9,810,712
Net investment income (loss)		19,060,502
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,337)	65,495,797
Foreign currency transactions	(26,616)
Total net realized gain (loss)		65,469,181
Change in net unrealized appreciation (depreciation) on: Investment securities	11,346,926
Assets and liabilities in foreign currencies	24,358
Total change in net unrealized appreciation (depreciation)		11,371,284
Net gain (loss)		76,840,465
Net increase (decrease) in net assets resulting from operations		$ 95,900,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,060,502	$ 6,265,391
Net realized gain (loss)	65,469,181	18,392,807
Change in net unrealized appreciation (depreciation)	11,371,284	28,618,723
Net increase (decrease) in net assets resulting from operations	95,900,967	53,276,921
Distributions to shareholders from net investment income	(8,677,416)	(3,273,462)
Distributions to shareholders from net realized gain	(61,685,812)	(5,444,196)
Total distributions	(70,363,228)	(8,717,658)
Share transactions - net increase (decrease)	571,194,492	242,030,836
Redemption fees	1,300,956	283,977
Total increase (decrease) in net assets	598,033,187	286,874,076

Net Assets
Beginning of period	447,853,829	160,979,753
End of period (including undistributed net investment income of $15,501,269 and undistributed net investment income of $5,544,851, respectively)	$ 1,045,887,016	$ 447,853,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.76)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.71
Total Return B, C, D	(10.02)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	1.37% A
Expenses net of all reductions	1.26% A
Net investment income (loss)	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,087
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.77)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.70
Total Return B, C, D	(10.08)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.61% A
Expenses net of fee waivers, if any	1.61% A
Expenses net of all reductions	1.51% A
Net investment income (loss)	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,398
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.80)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.67
Total Return B, C, D	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11% A
Expenses net of fee waivers, if any	2.11% A
Expenses net of all reductions	2.01% A
Net investment income (loss)	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,158
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.80)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.67
Total Return B, C, D	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10% A
Expenses net of fee waivers, if any	2.10% A
Expenses net of all reductions	2.00% A
Net investment income (loss)	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,629
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.31	.30	.23
Net realized and unrealized gain (loss)	2.35	2.93	1.91
Total from investment operations	2.66	3.23	2.14
Distributions from net investment income	(.22)	(.24)	(.03)
Distributions from net realized gain	(1.42)	(.40)	(.03)
Total distributions	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.06%	1.12%	1.29% A
Expenses net of all reductions	.96%	.91%	1.27% A
Net investment income (loss)	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.12
Net realized and unrealized gain (loss)	(1.86) G
Total from investment operations	(1.74)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 15.73
Total Return B, C	(9.91)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.08% A
Expenses net of fee waivers, if any	1.08% A
Expenses net of all reductions	.97% A
Net investment income (loss)	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,477
Portfolio turnover rate F	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated International Real Estate on April 4, 2007. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 94,707,335
Unrealized depreciation	(87,911,618)
Net unrealized appreciation (depreciation)	6,795,717
Undistributed ordinary income	54,277,494
Undistributed long-term capital gain	4,675,655

Cost for federal income tax purposes	$ 1,065,520,729

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 58,738,310	$ 8,431,124
Long-term Capital Gains	11,624,918	286,534
Total	$ 70,363,228	$ 8,717,658

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,940,342,064 and $1,414,287,899, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,571	$ 377
Class T	.25%	.25%	2,562	1,280
Class B	.75%	.25%	2,468	1,922
Class C	.75%	.25%	5,262	4,263
			$ 12,863	$ 7,842

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,963
Class T	4,269
Class C*	29
$ 22,261

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Real Estate. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Real Estate shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,951	.29 *
Class T	1,450	.28 *
Class B	705	.28 *
Class C	1,464	.28 *
International Real Estate	2,454,942.24
Institutional Class	1,079	.24 *
	$ 2,462,591

* Annualized

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,469,077	5.40%	$ 20,398

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,511 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated

Annual Report

8. Security Lending - continued

with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $670,450.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of International Real Estate's operating expenses. During the period, this reimbursement reduced the class' expenses by $65,025.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,069,050 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class B	$ 2
International Real Estate	11,675
$ 11,677

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
International Real Estate	$ 8,677,416	$ 3,273,462
From net realized gain
International Real Estate	$ 61,685,812	$ 5,444,196

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007 A	2006	2007 A	2006
Class A
Shares sold	352,797	-	$ 6,021,703	$ -
Shares redeemed	(28,946)	-	(470,996)	-
Net increase (decrease)	323,851	-	$ 5,550,707	$ -
Class T
Shares sold	163,911	-	$ 2,804,594	$ -
Shares redeemed	(11,190)	-	(189,267)	-
Net increase (decrease)	152,721	-	$ 2,615,327	$ -
Class B
Shares sold	74,357	-	$ 1,273,355	$ -
Shares redeemed	(460)	-	(7,526)	-
Net increase (decrease)	73,897	-	$ 1,265,829	$ -
Class C
Shares sold	188,521	-	$ 3,213,374	$ -
Shares redeemed	(20,772)	-	(352,540)	-
Net increase (decrease)	167,749	-	$ 2,860,834	$ -
International Real Estate
Shares sold	78,643,461	23,490,365	$ 1,288,512,778	$ 327,866,574
Reinvestment of distributions	4,249,998	646,412	65,004,744	7,986,974
Shares redeemed	(47,753,325)	(6,968,124)	(797,297,400)	(93,822,712)
Net increase (decrease)	35,140,134	17,168,653	$ 556,220,122	$ 242,030,836
Institutional Class
Shares sold	158,866	-	$ 2,704,482	$ -
Shares redeemed	(1,378)	-	(22,809)	-
Net increase (decrease)	157,488	-	$ 2,681,673	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of International Real Estate. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of International Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Steven J. Buller (40)

Year of Election or Appointment: 2007

Vice President of International Real Estate. Mr. Buller also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Buller worked as a research analyst and a portfolio manager. Mr. Buller also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of International Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of International Real Estate. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of International Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of International Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of International Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of International Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity International Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Real Estate	09/10/2007	09/07/2007	$.202	$.780

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $8,966,251, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 11% and 2% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
09/11/06	$0.160	$0.0149
12/18/06	$0.077	$0.0051

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the fund's total return and the total return of a broad-based securities market index ("benchmark"). (The fund did not offer Advisor classes as of December 31, 2006.)

Annual Report

Fidelity International Real Estate Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

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San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
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Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IRE-UANN-0907
1.801327.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

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Fidelity Advisor

International Real Estate

Fund - Class A, Class T,
Class B, and Class C

Annual Report

July 31, 2007

Class A, Class T, Class B,
and Class C are classes
of Fidelity® International
Real Estate Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge) B	12.02%	21.11%
Class T (incl. 3.50% sales charge) C	14.62%	22.08%
Class B (incl. contingent deferred sales charge) D	13.55%	22.81%
Class C (incl. contingent deferred sales charge) E	17.55%	23.51%

A From September 8, 2004.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class B shares' contingent deferred sales charges included in past one year and life of fund total return figures are 5% and 3%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original retail class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Class T(dagger) on September 8, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East Index performed over the same period.

(dagger) Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund

The period ending July 31, 2007, began with real estate securities on the rise and ended with them in decline. Overall, international property stocks, as measured by the EPRA/NAREIT Global Real Estate ex North America Index, gained 25.95% during the past year - significantly better than the 0.55% decline in the U.S. real estate investment trust market, as measured by the Dow Jones Wilshire Real Estate Securities IndexSM. Despite global property markets' second-half correction, the fundamentals of commercial real estate companies actually remained quite good during the entire year, with increasing occupancy and rental rates present in a growing number of markets. Nevertheless, property stocks found themselves on a roller coaster ride. Much of the volatility was attributable to the flow of investment capital into and out of the real estate sector. During the period's second half, investors became increasingly concerned about losing money, which in turn triggered significant fund flows out of property stocks and declining valuations.

During the past year, the fund did well in absolute terms (excluding sales charges) but lagged the EPRA/NAREIT index and the broad international stock market - as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East Index - which returned 24.10%. (For specific class-level performance results, please refer to the performance section of this report.) Weak security selection detracted versus the EPRA/NAREIT index. On a country basis, the worst drag came from disappointing stock picks in the United Kingdom. An overweighting in Germany also hurt. In contrast, positive stock selection in Hong Kong helped. On a sector basis, security selection among diversified property stocks and hotels was favorable, although those gains were outweighed by weak picks in offices and retail. A small allocation to cash also hurt. The fund's biggest individual negative was U.K.-based real estate company Capital & Regional, which lagged badly during the period's second half on worries about slowing retail sales. A couple of German property stocks, Patrizia Immobilien and IVG Immobilien, also hurt, as did an underweighting in strong-performing China Overseas Land & Investment. Conversely, Kerry Properties, a commercial and residential property company that does most of its business in Hong Kong and China, benefited from growth in those two markets. Also performing well was New World China Land, a Grand Cayman-listed commercial/residential developer focused on China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007) for the International Real Estate class and for the entire period (April 4, 2007 to July 31, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense example is based on an investment of $1,000 for one-half year period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value July 31, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 947.00	$ 4.35 B
HypotheticalA	$ 1,000.00	$ 1,018.00	$ 6.85 C
Class T
Actual	$ 1,000.00	$ 946.40	$ 5.11 B
HypotheticalA	$ 1,000.00	$ 1,016.81	$ 8.05 C
Class B
Actual	$ 1,000.00	$ 944.50	$ 6.69 B
HypotheticalA	$ 1,000.00	$ 1,014.33	$ 10.54 C
Class C
Actual	$ 1,000.00	$ 944.50	$ 6.66 B
HypotheticalA	$ 1,000.00	$ 1,014.38	$ 10.49 C
International Real Estate
Actual	$ 1,000.00	$ 948.20	$ 5.07 B
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26 C
Institutional Class
Actual	$ 1,000.00	$ 948.20	$ 3.43 B
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the International Real Estate class and multiplied by 119/365 (to reflect the period April 4, 2007 to July 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.37%
Class T	1.61%
Class B	2.11%
Class C	2.10%
International Real Estate	1.05%
Institutional Class	1.08%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi Estate Co. Ltd.	6.9	7.4
British Land Co. PLC	5.8	4.8
Kerry Properties Ltd.	4.9	4.4
IVG Immobilien AG	4.5	2.6
Westfield Group unit	4.0	6.4
The GPT Group unit	3.9	3.7
Unibail-Rodamco	3.6	0.0
Land Securities Group PLC	3.5	4.9
CapitaLand Ltd.	3.5	2.1
Cheung Kong Holdings Ltd.	2.9	2.1
	43.5
Top Five Countries as of July 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Australia	21.0	19.9
Hong Kong	17.6	12.0
Japan	17.3	20.7
United Kingdom	15.2	19.1
Germany	6.6	6.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	34.6	35.6
REITs - Shopping Centers	2.2	2.4
REITs - Apartments	1.5	2.0
REITs - Office Buildings	1.4	2.8
REITs - Industrial Buildings	0.7	1.0
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks and Investment Companies 98.5%		Stocks and Investment Companies 97.8%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	98.5%	** Foreign investments	97.8%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 21.0%
Aspen Group unit	6,320,625	$ 14,003,914
CFS Retail Property Trust	10,309,000	18,887,351
Charter Hall Group unit	7,254,842	17,557,487
DB RREEF Trust unit	18,635,600	28,822,793
FKP Property Group unit	978,123	5,817,882
Goodman Group unit	5,374,309	27,844,682
Stockland Corp. Ltd. unit	2,741,000	18,055,295
The GPT Group unit	10,573,692	40,636,776
Westfield Group:
unit	2,566,400	41,661,545
unit New	442,269	6,979,809
TOTAL AUSTRALIA		220,267,534
Austria - 0.9%
Immoeast AG (a)	686,100	9,012,719
Brazil - 0.6%
EZ Tec Empreendimentos & Participacoes SA	644,600	4,259,245
MRV Engenharia e Participacoes SA	119,500	1,959,744
TOTAL BRAZIL		6,218,989
Cayman Islands - 2.0%
New World China Land Ltd.	19,550,000	20,568,955
Finland - 1.5%
Citycon Oyj	2,496,403	16,020,820
France - 4.8%
Fonciere Des Regions (d)	81,000	12,302,835
Unibail-Rodamco (d)	158,517	38,023,751
TOTAL FRANCE		50,326,586
Germany - 6.6%
DIC Asset AG	176,960	5,581,401
IVG Immobilien AG	1,277,000	47,057,023
Patrizia Immobilien AG (d)	1,042,000	16,183,065
TOTAL GERMANY		68,821,489
Greece - 2.1%
Babis Vovos International Technical SA	692,830	22,089,190
Hong Kong - 17.6%
Cheung Kong Holdings Ltd.	2,175,000	30,520,220
China Overseas Land & Investment Ltd.	4,260,000	9,022,963
Hong Kong Land Holdings Ltd.	6,779,000	28,878,540
Hopson Development Holdings Ltd.	2,106,000	7,506,748
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hysan Development Co. Ltd.	6,780,000	$ 17,471,415
Kerry Properties Ltd.	7,185,911	51,783,134
Link (REIT)	7,114,000	14,761,663
Sun Hung Kai Properties Ltd.	1,895,000	24,099,896
TOTAL HONG KONG		184,044,579
India - 0.2%
Indiabulls Real Estate Ltd. sponsored GDR (a)	203,855	2,676,616
Japan - 17.3%
Japan Logistics Fund, Inc. (d)	836	6,958,929
Japan Retail Fund Investment Corp.	985	7,957,667
Mitsubishi Estate Co. Ltd.	2,833,000	72,071,161
Mitsui Fudosan Co. Ltd.	1,160,000	30,287,120
Nippon Residential Investment Corp.	2,957	16,108,919
NTT Urban Development Co.	12,305	22,272,427
Sumitomo Realty & Development Co. Ltd.	857,000	25,463,558
TOTAL JAPAN		181,119,781
Philippines - 2.6%
Ayala Land, Inc.	36,233,760	13,567,708
Filinvest Land, Inc.	250,214,000	10,581,738
Vista Land & Lifescapes, Inc.	19,471,000	2,701,923
TOTAL PHILIPPINES		26,851,369
Russia - 0.7%
PIK Group GDR (a)	263,600	7,401,888
Singapore - 3.5%
CapitaLand Ltd.	7,325,900	36,242,909
Spain - 1.0%
Realia Business SA	1,158,300	10,127,893
United Kingdom - 15.2%
British Land Co. PLC	2,429,400	61,343,084
Capital & Regional PLC	1,296,500	26,495,124
Derwent London PLC	422,500	14,324,468
Land Securities Group PLC	1,060,500	36,450,751
Savills PLC	1,075,900	11,463,384
Songbird Estates PLC Class B	1,433,200	7,162,050
Unite Group PLC	320,000	2,340,173
TOTAL UNITED KINGDOM		159,579,034
TOTAL COMMON STOCKS (Cost $968,263,629)		1,021,370,351
Investment Companies - 0.9%
	Shares	Value
Luxembourg - 0.9%
ProLogis European Properties Fund (Cost $11,897,123)	594,000	$ 9,184,639
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 5.38% (b)	6,256,438	6,256,438
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	35,505,018	35,505,018
TOTAL MONEY MARKET FUNDS (Cost $41,761,456)		41,761,456
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,021,922,208)		1,072,316,446
NET OTHER ASSETS - (2.5)%		(26,429,430)
NET ASSETS - 100%		$ 1,045,887,016
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,495,848
Fidelity Securities Lending Cash Central Fund	670,450
Total	$ 2,166,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $35,591,593) - See accompanying schedule: Unaffiliated issuers (cost $980,160,752)	$ 1,030,554,990
Fidelity Central Funds (cost $41,761,456)	41,761,456
Total Investments (cost $1,021,922,208)		$ 1,072,316,446
Foreign currency held at value (cost $156)		156
Receivable for investments sold		13,831,367
Receivable for fund shares sold		1,477,857
Dividends receivable		3,422,908
Distributions receivable from Fidelity Central Funds		101,758
Prepaid expenses		805
Other receivables		645,459
Total assets		1,091,796,756

Liabilities
Payable for investments purchased	$ 2,728,217
Payable for fund shares redeemed	6,535,236
Accrued management fee	668,181
Distribution fees payable	4,979
Other affiliated payables	294,171
Other payables and accrued expenses	173,938
Collateral on securities loaned, at value	35,505,018
Total liabilities		45,909,740

Net Assets		$ 1,045,887,016
Net Assets consist of:
Paid in capital		$ 965,220,976
Undistributed net investment income		15,501,269
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,696,166
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,468,605
Net Assets		$ 1,045,887,016

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,087,287 ÷ 323,851 shares)	$ 15.71

Maximum offering price per share (100/94.25 of $15.71)	$ 16.67
Class T: Net Asset Value and redemption price per share ($2,397,650 ÷ 152,721 shares)	$ 15.70

Maximum offering price per share (100/96.50 of $15.70)	$ 16.27
Class B: Net Asset Value and offering price per share ($1,157,900 ÷ 73,897 shares)A	$ 15.67

Class C: Net Asset Value and offering price per share ($2,629,333 ÷ 167,749 shares)A	$ 15.67

International Real Estate: Net Asset Value, offering price and redemption price per share ($1,032,138,075 ÷ 65,628,364 shares)	$ 15.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,476,771 ÷ 157,488 shares)	$ 15.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 29,601,642
Interest		59,101
Income from Fidelity Central Funds		2,166,298
		31,827,041
Less foreign taxes withheld		(2,955,827)
Total income		28,871,214

Expenses
Management fee	$ 7,329,886
Transfer agent fees	2,462,591
Distribution fees	12,863
Accounting and security lending fees	478,272
Custodian fees and expenses	341,426
Independent trustees' compensation	3,032
Registration fees	218,117
Audit	62,980
Legal	17,143
Interest	20,398
Miscellaneous	9,756
Total expenses before reductions	10,956,464
Expense reductions	(1,145,752)	9,810,712
Net investment income (loss)		19,060,502
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,337)	65,495,797
Foreign currency transactions	(26,616)
Total net realized gain (loss)		65,469,181
Change in net unrealized appreciation (depreciation) on: Investment securities	11,346,926
Assets and liabilities in foreign currencies	24,358
Total change in net unrealized appreciation (depreciation)		11,371,284
Net gain (loss)		76,840,465
Net increase (decrease) in net assets resulting from operations		$ 95,900,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,060,502	$ 6,265,391
Net realized gain (loss)	65,469,181	18,392,807
Change in net unrealized appreciation (depreciation)	11,371,284	28,618,723
Net increase (decrease) in net assets resulting from operations	95,900,967	53,276,921
Distributions to shareholders from net investment income	(8,677,416)	(3,273,462)
Distributions to shareholders from net realized gain	(61,685,812)	(5,444,196)
Total distributions	(70,363,228)	(8,717,658)
Share transactions - net increase (decrease)	571,194,492	242,030,836
Redemption fees	1,300,956	283,977
Total increase (decrease) in net assets	598,033,187	286,874,076

Net Assets
Beginning of period	447,853,829	160,979,753
End of period (including undistributed net investment income of $15,501,269 and undistributed net investment income of $5,544,851, respectively)	$ 1,045,887,016	$ 447,853,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.76)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.71
Total Return B, C, D	(10.02)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	1.37% A
Expenses net of all reductions	1.26% A
Net investment income (loss)	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,087
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.77)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.70
Total Return B, C, D	(10.08)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.61% A
Expenses net of fee waivers, if any	1.61% A
Expenses net of all reductions	1.51% A
Net investment income (loss)	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,398
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.80)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.67
Total Return B, C, D	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11% A
Expenses net of fee waivers, if any	2.11% A
Expenses net of all reductions	2.01% A
Net investment income (loss)	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,158
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.80)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.67
Total Return B, C, D	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10% A
Expenses net of fee waivers, if any	2.10% A
Expenses net of all reductions	2.00% A
Net investment income (loss)	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,629
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.31	.30	.23
Net realized and unrealized gain (loss)	2.35	2.93	1.91
Total from investment operations	2.66	3.23	2.14
Distributions from net investment income	(.22)	(.24)	(.03)
Distributions from net realized gain	(1.42)	(.40)	(.03)
Total distributions	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.06%	1.12%	1.29% A
Expenses net of all reductions	.96%	.91%	1.27% A
Net investment income (loss)	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.12
Net realized and unrealized gain (loss)	(1.86) G
Total from investment operations	(1.74)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 15.73
Total Return B, C	(9.91)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.08% A
Expenses net of fee waivers, if any	1.08% A
Expenses net of all reductions	.97% A
Net investment income (loss)	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,477
Portfolio turnover rate F	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated International Real Estate on April 4, 2007. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 94,707,335
Unrealized depreciation	(87,911,618)
Net unrealized appreciation (depreciation)	6,795,717
Undistributed ordinary income	54,277,494
Undistributed long-term capital gain	4,675,655

Cost for federal income tax purposes	$ 1,065,520,729

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 58,738,310	$ 8,431,124
Long-term Capital Gains	11,624,918	286,534
Total	$ 70,363,228	$ 8,717,658

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,940,342,064 and $1,414,287,899, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,571	$ 377
Class T	.25%	.25%	2,562	1,280
Class B	.75%	.25%	2,468	1,922
Class C	.75%	.25%	5,262	4,263
			$ 12,863	$ 7,842

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,963
Class T	4,269
Class C*	29
$ 22,261

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Real Estate. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Real Estate shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,951	.29 *
Class T	1,450	.28 *
Class B	705	.28 *
Class C	1,464	.28 *
International Real Estate	2,454,942.24
Institutional Class	1,079	.24 *
	$ 2,462,591

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,469,077	5.40%	$ 20,398

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,511 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $670,450.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of International Real Estate's operating expenses. During the period, this reimbursement reduced the class' expenses by $65,025.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,069,050 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class B	$ 2
International Real Estate	11,675
$ 11,677

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
International Real Estate	$ 8,677,416	$ 3,273,462
From net realized gain
International Real Estate	$ 61,685,812	$ 5,444,196

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007 A	2006	2007 A	2006
Class A
Shares sold	352,797	-	$ 6,021,703	$ -
Shares redeemed	(28,946)	-	(470,996)	-
Net increase (decrease)	323,851	-	$ 5,550,707	$ -
Class T
Shares sold	163,911	-	$ 2,804,594	$ -
Shares redeemed	(11,190)	-	(189,267)	-
Net increase (decrease)	152,721	-	$ 2,615,327	$ -
Class B
Shares sold	74,357	-	$ 1,273,355	$ -
Shares redeemed	(460)	-	(7,526)	-
Net increase (decrease)	73,897	-	$ 1,265,829	$ -
Class C
Shares sold	188,521	-	$ 3,213,374	$ -
Shares redeemed	(20,772)	-	(352,540)	-
Net increase (decrease)	167,749	-	$ 2,860,834	$ -
International Real Estate
Shares sold	78,643,461	23,490,365	$ 1,288,512,778	$ 327,866,574
Reinvestment of distributions	4,249,998	646,412	65,004,744	7,986,974
Shares redeemed	(47,753,325)	(6,968,124)	(797,297,400)	(93,822,712)
Net increase (decrease)	35,140,134	17,168,653	$ 556,220,122	$ 242,030,836
Institutional Class
Shares sold	158,866	-	$ 2,704,482	$ -
Shares redeemed	(1,378)	-	(22,809)	-
Net increase (decrease)	157,488	-	$ 2,681,673	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees *:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Steven J. Buller (40)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Buller also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Buller worked as a research analyst and a portfolio manager. Mr. Buller also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Name, Age; Principal Occupation
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity International Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/10/2007	09/07/2007	$.215	$.780
Class T	09/10/2007	09/07/2007	$.206	$.780
Class B	09/10/2007	09/07/2007	$.191	$.780
Class C	09/10/2007	09/07/2007	$.195	$.780

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $8,966,251, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the fund's total return and the total return of a broad-based securities market index ("benchmark"). (The fund did not offer Advisor classes as of December 31, 2006.)

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

AIRE-UANN-0907
1.843178.100

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Real Estate

Fund - Institutional Class

Annual Report

July 31, 2007

Institutional Class is a
class of Fidelity®
International Real Estate Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Real Estate Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Institutional Class B	19.01%	23.67%

A From September 8, 2004.

B The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Institutional Class(dagger) on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East(MSCI® EAFE®) performed over the same period.

* The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of International Real Estate, the original class of the fund.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Buller, Portfolio Manager of Fidelity Advisor International Real Estate Fund

The period ending July 31, 2007, began with real estate securities on the rise and ended with them in decline. Overall, international property stocks, as measured by the EPRA/NAREIT Global Real Estate ex North America Index, gained 25.95% during the past year - significantly better than the 0.55% decline in the U.S. real estate investment trust market, as measured by the Dow Jones Wilshire Real Estate Securities IndexSM. Despite global property markets' second-half correction, the fundamentals of commercial real estate companies actually remained quite good during the entire year, with increasing occupancy and rental rates present in a growing number of markets. Nevertheless, property stocks found themselves on a roller coaster ride. Much of the volatility was attributable to the flow of investment capital into and out of the real estate sector. During the period's second half, investors became increasingly concerned about losing money, which in turn triggered significant fund flows out of property stocks and declining valuations.

During the past year, the fund did well in absolute terms but lagged the EPRA/NAREIT index and the broad international stock market - as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East Index - which returned 24.10%. (For specific class-level performance results, please refer to the performance section of this report.) Weak security selection detracted versus the EPRA/NAREIT index. On a country basis, the worst drag came from disappointing stock picks in the United Kingdom. An overweighting in Germany also hurt. In contrast, positive stock selection in Hong Kong helped. On a sector basis, security selection among diversified property stocks and hotels was favorable, although those gains were outweighed by weak picks in offices and retail. A small allocation to cash also hurt. The fund's biggest individual negative was U.K.-based real estate company Capital & Regional, which lagged badly during the period's second half on worries about slowing retail sales. A couple of German property stocks, Patrizia Immobilien and IVG Immobilien, also hurt, as did an underweighting in strong-performing China Overseas Land & Investment. Conversely, Kerry Properties, a commercial and residential property company that does most of its business in Hong Kong and China, benefited from growth in those two markets. Also performing well was New World China Land, a Grand Cayman-listed commercial/residential developer focused on China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007) for the International Real Estate class and for the entire period (April 4, 2007 to July 31, 2007) for Class A, Class T, Class B, Class C and Institutional Class. The hypothetical expense example is based on an investment of $1,000 for one-half year period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value July 31, 2007	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 947.00	$ 4.35 B
HypotheticalA	$ 1,000.00	$ 1,018.00	$ 6.85 C
Class T
Actual	$ 1,000.00	$ 946.40	$ 5.11 B
HypotheticalA	$ 1,000.00	$ 1,016.81	$ 8.05 C
Class B
Actual	$ 1,000.00	$ 944.50	$ 6.69 B
HypotheticalA	$ 1,000.00	$ 1,014.33	$ 10.54 C
Class C
Actual	$ 1,000.00	$ 944.50	$ 6.66 B
HypotheticalA	$ 1,000.00	$ 1,014.38	$ 10.49 C
International Real Estate
Actual	$ 1,000.00	$ 948.20	$ 5.07 B
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26 C
Institutional Class
Actual	$ 1,000.00	$ 948.20	$ 3.43 B
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the International Real Estate class and multiplied by 119/365 (to reflect the period April 4, 2007 to July 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.37%
Class T	1.61%
Class B	2.11%
Class C	2.10%
International Real Estate	1.05%
Institutional Class	1.08%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi Estate Co. Ltd.	6.9	7.4
British Land Co. PLC	5.8	4.8
Kerry Properties Ltd.	4.9	4.4
IVG Immobilien AG	4.5	2.6
Westfield Group unit	4.0	6.4
The GPT Group unit	3.9	3.7
Unibail-Rodamco	3.6	0.0
Land Securities Group PLC	3.5	4.9
CapitaLand Ltd.	3.5	2.1
Cheung Kong Holdings Ltd.	2.9	2.1
	43.5
Top Five Countries as of July 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Australia	21.0	19.9
Hong Kong	17.6	12.0
Japan	17.3	20.7
United Kingdom	15.2	19.1
Germany	6.6	6.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	34.6	35.6
REITs - Shopping Centers	2.2	2.4
REITs - Apartments	1.5	2.0
REITs - Office Buildings	1.4	2.8
REITs - Industrial Buildings	0.7	1.0
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks and Investment Companies 98.5%		Stocks and Investment Companies 97.8%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	98.5%	** Foreign investments	97.8%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 21.0%
Aspen Group unit	6,320,625	$ 14,003,914
CFS Retail Property Trust	10,309,000	18,887,351
Charter Hall Group unit	7,254,842	17,557,487
DB RREEF Trust unit	18,635,600	28,822,793
FKP Property Group unit	978,123	5,817,882
Goodman Group unit	5,374,309	27,844,682
Stockland Corp. Ltd. unit	2,741,000	18,055,295
The GPT Group unit	10,573,692	40,636,776
Westfield Group:
unit	2,566,400	41,661,545
unit New	442,269	6,979,809
TOTAL AUSTRALIA		220,267,534
Austria - 0.9%
Immoeast AG (a)	686,100	9,012,719
Brazil - 0.6%
EZ Tec Empreendimentos & Participacoes SA	644,600	4,259,245
MRV Engenharia e Participacoes SA	119,500	1,959,744
TOTAL BRAZIL		6,218,989
Cayman Islands - 2.0%
New World China Land Ltd.	19,550,000	20,568,955
Finland - 1.5%
Citycon Oyj	2,496,403	16,020,820
France - 4.8%
Fonciere Des Regions (d)	81,000	12,302,835
Unibail-Rodamco (d)	158,517	38,023,751
TOTAL FRANCE		50,326,586
Germany - 6.6%
DIC Asset AG	176,960	5,581,401
IVG Immobilien AG	1,277,000	47,057,023
Patrizia Immobilien AG (d)	1,042,000	16,183,065
TOTAL GERMANY		68,821,489
Greece - 2.1%
Babis Vovos International Technical SA	692,830	22,089,190
Hong Kong - 17.6%
Cheung Kong Holdings Ltd.	2,175,000	30,520,220
China Overseas Land & Investment Ltd.	4,260,000	9,022,963
Hong Kong Land Holdings Ltd.	6,779,000	28,878,540
Hopson Development Holdings Ltd.	2,106,000	7,506,748
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hysan Development Co. Ltd.	6,780,000	$ 17,471,415
Kerry Properties Ltd.	7,185,911	51,783,134
Link (REIT)	7,114,000	14,761,663
Sun Hung Kai Properties Ltd.	1,895,000	24,099,896
TOTAL HONG KONG		184,044,579
India - 0.2%
Indiabulls Real Estate Ltd. sponsored GDR (a)	203,855	2,676,616
Japan - 17.3%
Japan Logistics Fund, Inc. (d)	836	6,958,929
Japan Retail Fund Investment Corp.	985	7,957,667
Mitsubishi Estate Co. Ltd.	2,833,000	72,071,161
Mitsui Fudosan Co. Ltd.	1,160,000	30,287,120
Nippon Residential Investment Corp.	2,957	16,108,919
NTT Urban Development Co.	12,305	22,272,427
Sumitomo Realty & Development Co. Ltd.	857,000	25,463,558
TOTAL JAPAN		181,119,781
Philippines - 2.6%
Ayala Land, Inc.	36,233,760	13,567,708
Filinvest Land, Inc.	250,214,000	10,581,738
Vista Land & Lifescapes, Inc.	19,471,000	2,701,923
TOTAL PHILIPPINES		26,851,369
Russia - 0.7%
PIK Group GDR (a)	263,600	7,401,888
Singapore - 3.5%
CapitaLand Ltd.	7,325,900	36,242,909
Spain - 1.0%
Realia Business SA	1,158,300	10,127,893
United Kingdom - 15.2%
British Land Co. PLC	2,429,400	61,343,084
Capital & Regional PLC	1,296,500	26,495,124
Derwent London PLC	422,500	14,324,468
Land Securities Group PLC	1,060,500	36,450,751
Savills PLC	1,075,900	11,463,384
Songbird Estates PLC Class B	1,433,200	7,162,050
Unite Group PLC	320,000	2,340,173
TOTAL UNITED KINGDOM		159,579,034
TOTAL COMMON STOCKS (Cost $968,263,629)		1,021,370,351
Investment Companies - 0.9%
	Shares	Value
Luxembourg - 0.9%
ProLogis European Properties Fund (Cost $11,897,123)	594,000	$ 9,184,639
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 5.38% (b)	6,256,438	6,256,438
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	35,505,018	35,505,018
TOTAL MONEY MARKET FUNDS (Cost $41,761,456)		41,761,456
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,021,922,208)		1,072,316,446
NET OTHER ASSETS - (2.5)%		(26,429,430)
NET ASSETS - 100%		$ 1,045,887,016
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,495,848
Fidelity Securities Lending Cash Central Fund	670,450
Total	$ 2,166,298

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $35,591,593) - See accompanying schedule: Unaffiliated issuers (cost $980,160,752)	$ 1,030,554,990
Fidelity Central Funds (cost $41,761,456)	41,761,456
Total Investments (cost $1,021,922,208)		$ 1,072,316,446
Foreign currency held at value (cost $156)		156
Receivable for investments sold		13,831,367
Receivable for fund shares sold		1,477,857
Dividends receivable		3,422,908
Distributions receivable from Fidelity Central Funds		101,758
Prepaid expenses		805
Other receivables		645,459
Total assets		1,091,796,756

Liabilities
Payable for investments purchased	$ 2,728,217
Payable for fund shares redeemed	6,535,236
Accrued management fee	668,181
Distribution fees payable	4,979
Other affiliated payables	294,171
Other payables and accrued expenses	173,938
Collateral on securities loaned, at value	35,505,018
Total liabilities		45,909,740

Net Assets		$ 1,045,887,016
Net Assets consist of:
Paid in capital		$ 965,220,976
Undistributed net investment income		15,501,269
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,696,166
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,468,605
Net Assets		$ 1,045,887,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,087,287 ÷ 323,851 shares)	$ 15.71

Maximum offering price per share (100/94.25 of $15.71)	$ 16.67
Class T: Net Asset Value and redemption price per share ($2,397,650 ÷ 152,721 shares)	$ 15.70

Maximum offering price per share (100/96.50 of $15.70)	$ 16.27
Class B: Net Asset Value and offering price per share ($1,157,900 ÷ 73,897 shares)A	$ 15.67

Class C: Net Asset Value and offering price per share ($2,629,333 ÷ 167,749 shares)A	$ 15.67

International Real Estate: Net Asset Value, offering price and redemption price per share ($1,032,138,075 ÷ 65,628,364 shares)	$ 15.73

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,476,771 ÷ 157,488 shares)	$ 15.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 29,601,642
Interest		59,101
Income from Fidelity Central Funds		2,166,298
		31,827,041
Less foreign taxes withheld		(2,955,827)
Total income		28,871,214

Expenses
Management fee	$ 7,329,886
Transfer agent fees	2,462,591
Distribution fees	12,863
Accounting and security lending fees	478,272
Custodian fees and expenses	341,426
Independent trustees' compensation	3,032
Registration fees	218,117
Audit	62,980
Legal	17,143
Interest	20,398
Miscellaneous	9,756
Total expenses before reductions	10,956,464
Expense reductions	(1,145,752)	9,810,712
Net investment income (loss)		19,060,502
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $14,337)	65,495,797
Foreign currency transactions	(26,616)
Total net realized gain (loss)		65,469,181
Change in net unrealized appreciation (depreciation) on: Investment securities	11,346,926
Assets and liabilities in foreign currencies	24,358
Total change in net unrealized appreciation (depreciation)		11,371,284
Net gain (loss)		76,840,465
Net increase (decrease) in net assets resulting from operations		$ 95,900,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,060,502	$ 6,265,391
Net realized gain (loss)	65,469,181	18,392,807
Change in net unrealized appreciation (depreciation)	11,371,284	28,618,723
Net increase (decrease) in net assets resulting from operations	95,900,967	53,276,921
Distributions to shareholders from net investment income	(8,677,416)	(3,273,462)
Distributions to shareholders from net realized gain	(61,685,812)	(5,444,196)
Total distributions	(70,363,228)	(8,717,658)
Share transactions - net increase (decrease)	571,194,492	242,030,836
Redemption fees	1,300,956	283,977
Total increase (decrease) in net assets	598,033,187	286,874,076

Net Assets
Beginning of period	447,853,829	160,979,753
End of period (including undistributed net investment income of $15,501,269 and undistributed net investment income of $5,544,851, respectively)	$ 1,045,887,016	$ 447,853,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.76)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.71
Total Return B, C, D	(10.02)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	1.37% A
Expenses net of all reductions	1.26% A
Net investment income (loss)	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,087
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.10
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.77)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.70
Total Return B, C, D	(10.08)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.61% A
Expenses net of fee waivers, if any	1.61% A
Expenses net of all reductions	1.51% A
Net investment income (loss)	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,398
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.80)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.67
Total Return B, C, D	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11% A
Expenses net of fee waivers, if any	2.11% A
Expenses net of all reductions	2.01% A
Net investment income (loss)	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,158
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.87) H
Total from investment operations	(1.80)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 15.67
Total Return B, C, D	(10.25)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10% A
Expenses net of fee waivers, if any	2.10% A
Expenses net of all reductions	2.00% A
Net investment income (loss)	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,629
Portfolio turnover rate G	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 12.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.31	.30	.23
Net realized and unrealized gain (loss)	2.35	2.93	1.91
Total from investment operations	2.66	3.23	2.14
Distributions from net investment income	(.22)	(.24)	(.03)
Distributions from net realized gain	(1.42)	(.40)	(.03)
Total distributions	(1.64)	(.64)	(.06)
Redemption fees added to paid in capital D	.02	.01	.01
Net asset value, end of period	$ 15.73	$ 14.69	$ 12.09
Total Return B, C	19.01%	27.85%	21.53%
Ratios to Average Net Assets E, H
Expenses before reductions	1.07%	1.12%	1.29% A
Expenses net of fee waivers, if any	1.06%	1.12%	1.29% A
Expenses net of all reductions	.96%	.91%	1.27% A
Net investment income (loss)	1.86%	2.23%	2.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,032,138	$ 447,854	$ 160,980
Portfolio turnover rate F	144%	234%	36% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 8, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended July 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.12
Net realized and unrealized gain (loss)	(1.86) G
Total from investment operations	(1.74)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 15.73
Total Return B, C	(9.91)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.08% A
Expenses net of fee waivers, if any	1.08% A
Expenses net of all reductions	.97% A
Net investment income (loss)	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,477
Portfolio turnover rate F	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares and the existing class was designated International Real Estate on April 4, 2007. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 94,707,335
Unrealized depreciation	(87,911,618)
Net unrealized appreciation (depreciation)	6,795,717
Undistributed ordinary income	54,277,494
Undistributed long-term capital gain	4,675,655

Cost for federal income tax purposes	$ 1,065,520,729

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 58,738,310	$ 8,431,124
Long-term Capital Gains	11,624,918	286,534
Total	$ 70,363,228	$ 8,717,658

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,940,342,064 and $1,414,287,899, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,571	$ 377
Class T	.25%	.25%	2,562	1,280
Class B	.75%	.25%	2,468	1,922
Class C	.75%	.25%	5,262	4,263
			$ 12,863	$ 7,842

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,963
Class T	4,269
Class C*	29
$ 22,261

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Real Estate. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Real Estate shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,951	.29 *
Class T	1,450	.28 *
Class B	705	.28 *
Class C	1,464	.28 *
International Real Estate	2,454,942.24
Institutional Class	1,079	.24 *
	$ 2,462,591

* Annualized

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,469,077	5.40%	$ 20,398

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,511 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated

Annual Report

8. Security Lending - continued

with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $670,450.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of International Real Estate's operating expenses. During the period, this reimbursement reduced the class' expenses by $65,025.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,069,050 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class B	$ 2
International Real Estate	11,675
$ 11,677

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
International Real Estate	$ 8,677,416	$ 3,273,462
From net realized gain
International Real Estate	$ 61,685,812	$ 5,444,196

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007 A	2006	2007 A	2006
Class A
Shares sold	352,797	-	$ 6,021,703	$ -
Shares redeemed	(28,946)	-	(470,996)	-
Net increase (decrease)	323,851	-	$ 5,550,707	$ -
Class T
Shares sold	163,911	-	$ 2,804,594	$ -
Shares redeemed	(11,190)	-	(189,267)	-
Net increase (decrease)	152,721	-	$ 2,615,327	$ -
Class B
Shares sold	74,357	-	$ 1,273,355	$ -
Shares redeemed	(460)	-	(7,526)	-
Net increase (decrease)	73,897	-	$ 1,265,829	$ -
Class C
Shares sold	188,521	-	$ 3,213,374	$ -
Shares redeemed	(20,772)	-	(352,540)	-
Net increase (decrease)	167,749	-	$ 2,860,834	$ -
International Real Estate
Shares sold	78,643,461	23,490,365	$ 1,288,512,778	$ 327,866,574
Reinvestment of distributions	4,249,998	646,412	65,004,744	7,986,974
Shares redeemed	(47,753,325)	(6,968,124)	(797,297,400)	(93,822,712)
Net increase (decrease)	35,140,134	17,168,653	$ 556,220,122	$ 242,030,836
Institutional Class
Shares sold	158,866	-	$ 2,704,482	$ -
Shares redeemed	(1,378)	-	(22,809)	-
Net increase (decrease)	157,488	-	$ 2,681,673	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees *:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Steven J. Buller (40)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Buller also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Buller worked as a research analyst and a portfolio manager. Mr. Buller also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Name, Age; Principal Occupation
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity International Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/10/2007	09/07/2007	$.224	$.780

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $8,966,251, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the fund's total return and the total return of a broad-based securities market index ("benchmark"). (The fund did not offer Advisor classes as of December 31, 2006.)

Annual Report

Fidelity International Real Estate Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

AIREI-UANN-0907
1.843171.100

(Fidelity Investment logo)(registered trademark)

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fundA
Fidelity® Leveraged Company Stock Fund	27.08%	39.80%	23.39%

A From December 19, 2000

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the 12 months that ended July 31, 2007, Fidelity Leveraged Company Stock Fund returned 27.08%, easily outperforming the S&P 500 and the 22.50% return of the Credit Suisse Leveraged Equity Index. The main contributor to the fund's outperformance of the S&P 500 was a significant overweighting of and successful stock selection in materials. Carrying almost no financials stocks - which make up more than 20% of the S&P 500 - also bolstered relative returns, as this sector lagged. Good stock picking within consumer discretionary and industrials helped further. On the downside, less-favorable security selection in and an underweighting of telecommunication services dampened relative performance. Top contributors included out-of-benchmark positions in semiconductor testing and packaging firm Amkor Technology, ON Semiconductor, funeral home operator Service Corp. International, specialty chemical company Celanese and heavy-construction services provider Foster Wheeler. Overweighting index component Freeport-McMoRan Copper & Gold further helped returns. Conversely, semiconductor manufacturer Advanced Micro Devices, an out-of-benchmark position in Canadian printed circuit board manufacturer Celestica - no longer held - and not owning selected index components that fared well - including Cisco Systems, Apple and Exxon Mobil - detracted from relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,138.10	$ 4.35
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.73	$ 4.11

* Expenses are equal to the Fund's annualized expense ratio of .82%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Freeport-McMoRan Copper & Gold, Inc. Class B	5.1	0.5
ON Semiconductor Corp.	2.7	2.9
Service Corp. International	2.5	3.3
Teekay Corp.	2.4	3.3
Forest Oil Corp.	2.1	2.3
Chesapeake Energy Corp.	2.0	1.7
El Paso Corp.	2.0	1.6
Amkor Technology, Inc.	2.0	2.6
Celanese Corp. Class A	1.9	2.1
Universal Compression Holdings, Inc.	1.9	1.8
	24.6
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	33.5	33.9
Information Technology	16.1	19.5
Industrials	15.3	12.1
Materials	13.7	9.0
Consumer Discretionary	7.8	8.9
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 96.3%		Stocks 97.2%
	Bonds 0.2%		Bonds 0.6%
	Convertible Securities 0.6%		Convertible Securities 0.2%
	Other Investments 0.1%		Short-Term Investments and Net Other Assets 2.0%
Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	14.7%	** Foreign investments	18.4%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.5%
Delphi Corp. (a)	2,000,000	$ 2,480
The Goodyear Tire & Rubber Co. (a)(e)	564,063	16,200
TRW Automotive Holdings Corp. (a)	622,000	20,445
		39,125
Automobiles - 0.1%
Ford Motor Co.	1,420,000	12,084
Diversified Consumer Services - 2.7%
Carriage Services, Inc. Class A (a)	266,200	2,361
Service Corp. International (f)	15,906,400	192,786
Stewart Enterprises, Inc. Class A	2,747,278	19,258
		214,405
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (a)	1,152,360	28,348
Friendly Ice Cream Corp. (a)(f)	423,400	6,478
Penn National Gaming, Inc. (a)	664,700	38,220
Six Flags, Inc. (a)(e)	3,295,400	12,555
Station Casinos, Inc.	221,000	19,123
Steak n Shake Co. (a)	659,400	9,891
		114,615
Household Durables - 0.1%
Foamex International, Inc. (a)	590,352	5,608
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	970,287	15,748
Media - 2.0%
Cablevision Systems Corp. - NY Group Class A (a)	242,900	8,645
Charter Communications, Inc. Class A (a)(e)	11,565,971	46,958
Cinemark Holdings, Inc.	1,554,497	25,416
GateHouse Media, Inc.	555,500	9,438
Gray Television, Inc.	1,829,442	14,727
Knology, Inc. (a)	113,144	1,756
Liberty Global, Inc.:
Class A (a)	570,854	23,936
Class C (a)	33,815	1,347
Nexstar Broadcasting Group, Inc. Class A (a)	940,500	9,640
Virgin Media, Inc.	643,680	15,989
		157,852
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.5%
Gamestop Corp. Class A (a)	452,000	$ 18,238
The Pep Boys - Manny, Moe & Jack	1,185,692	20,074
		38,312
TOTAL CONSUMER DISCRETIONARY		597,749
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.3%
Koninklijke Ahold NV sponsored ADR (a)	3,106,200	39,324
Kroger Co.	339,300	8,808
SUPERVALU, Inc.	1,347,217	56,139
		104,271
Food Products - 1.3%
Corn Products International, Inc.	994,019	44,353
Dean Foods Co. (e)	989,600	28,471
Interstate Bakeries Corp. (a)(f)	2,911,700	5,678
Kellogg Co.	84,900	4,399
Smithfield Foods, Inc. (a)	711,700	22,105
		105,006
Personal Products - 0.3%
Playtex Products, Inc. (a)	1,020,955	18,285
Revlon, Inc. Class A (sub. vtg.) (a)	3,694,361	3,805
		22,090
TOTAL CONSUMER STAPLES		231,367
ENERGY - 33.1%
Energy Equipment & Services - 8.7%
Basic Energy Services, Inc. (a)	249,300	5,240
Grant Prideco, Inc. (a)	2,243,420	125,856
Grey Wolf, Inc. (a)	8,326,600	61,700
Hanover Compressor Co. (a)	4,625,462	110,225
Hercules Offshore, Inc. (a)(e)	1,072,822	32,206
Nabors Industries Ltd. (a)	808,800	23,649
Noble Corp.	348,000	35,656
Oil States International, Inc. (a)	270,700	11,840
Parker Drilling Co. (a)	800,000	7,536
Petroleum Geo-Services ASA	1,049,100	25,230
Petroleum Geo-Services ASA sponsored ADR	2,244,777	53,987
Pride International, Inc. (a)	646,100	22,646
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Rowan Companies, Inc.	321,100	$ 13,547
Universal Compression Holdings, Inc. (a)(f)	2,034,500	148,600
		677,918
Oil, Gas & Consumable Fuels - 24.4%
Alpha Natural Resources, Inc. (a)(e)(f)	3,830,295	68,371
Anadarko Petroleum Corp.	340,948	17,160
Arch Coal, Inc. (e)	688,255	20,572
Cabot Oil & Gas Corp.	787,400	26,929
Chesapeake Energy Corp. (e)	4,710,100	160,332
ConocoPhillips	414,631	33,519
Double Hull Tankers, Inc. (f)	2,298,600	40,938
El Paso Corp.	9,622,112	160,208
EOG Resources, Inc.	368,700	25,846
Forest Oil Corp. (a)	3,977,500	160,969
Frontier Oil Corp.	1,583,600	61,333
Frontline Ltd. (e)	185,300	8,742
Frontline Ltd. (NY Shares)	1,810,700	83,365
General Maritime Corp. (f)	3,249,200	84,479
Mariner Energy, Inc. (a)	2,921,653	61,735
Massey Energy Co.	2,557,500	54,603
Nexen, Inc.	1,663,200	51,578
Overseas Shipholding Group, Inc. (f)	1,812,900	140,663
Paladin Resources Ltd. (a)	2,042,400	12,496
Peabody Energy Corp. (e)	1,482,716	62,660
Petrohawk Energy Corp. (a)	2,719,148	40,760
Plains Exploration & Production Co. (a)	299,100	12,924
Pogo Producing Co.	304,600	16,223
Range Resources Corp.	3,489,300	129,593
Ship Finance International Ltd.:
(Norway) (e)	53,099	1,460
(NY Shares)	1,275,051	35,638
Teekay Corp.	3,343,200	187,453
Valero Energy Corp.	1,387,400	92,970
Williams Companies, Inc.	1,784,400	57,547
		1,911,066
TOTAL ENERGY		2,588,984
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 0.7%
Capital Markets - 0.1%
Merrill Lynch & Co., Inc.	126,000	$ 9,349
Commercial Banks - 0.1%
PNC Financial Services Group, Inc.	157,200	10,477
Insurance - 0.2%
American Financial Group, Inc.	500,550	14,060
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	553,200	19,318
TOTAL FINANCIALS		53,204
HEALTH CARE - 2.6%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	392,187	1,267
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	430,100	22,623
Beckman Coulter, Inc.	354,200	25,084
Covidien Ltd. (a)	631,050	25,841
Hospira, Inc. (a)	361,900	13,995
		87,543
Health Care Providers & Services - 1.4%
Community Health Systems, Inc. (a)	484,500	18,847
DaVita, Inc. (a)	1,439,200	76,191
Rural/Metro Corp. (a)	834,200	3,754
Tenet Healthcare Corp. (a)(e)	1,543,452	7,995
		106,787
Pharmaceuticals - 0.1%
Adams Respiratory Therapeutics, Inc. (a)	207,300	7,672
TOTAL HEALTH CARE		203,269
INDUSTRIALS - 15.2%
Aerospace & Defense - 1.2%
American Science & Engineering, Inc. (a)(e)	314,591	17,435
Armor Holdings, Inc. (a)	77,000	6,774
DRS Technologies, Inc.	138,500	7,252
United Technologies Corp.	832,550	60,751
		92,212
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	179,465	4,458
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 1.0%
AirTran Holdings, Inc. (a)(e)	861,500	$ 8,477
AMR Corp. (a)(e)	670,630	16,551
Delta Air Lines, Inc. (a)	2,112,876	37,651
Northwest Airlines Corp. (a)	178,917	3,119
UAL Corp. (a)	280,400	12,377
		78,175
Building Products - 1.9%
American Standard Companies, Inc.	634,600	34,300
Armstrong World Industries, Inc. (a)	120,989	5,241
Goodman Global, Inc. (a)	426,400	10,285
Lennox International, Inc.	230,700	8,836
Owens Corning (a)(e)	2,943,849	89,581
Owens Corning warrants 10/31/13 (a)	406,600	2,647
		150,890
Commercial Services & Supplies - 3.7%
Allied Waste Industries, Inc. (a)	6,312,500	81,242
Cenveo, Inc. (a)(f)	3,848,400	80,855
Deluxe Corp.	355,000	13,405
Interface, Inc. Class A	266,673	4,915
Layne Christensen Co. (a)	652,609	29,478
Republic Services, Inc.	744,750	23,795
Waste Management, Inc.	1,494,300	56,828
		290,518
Construction & Engineering - 1.0%
Foster Wheeler Ltd. (a)	697,900	78,437
Electrical Equipment - 0.6%
Baldor Electric Co. (e)	404,900	18,480
Emerson Electric Co.	389,900	18,353
GrafTech International Ltd. (a)	837,325	12,970
		49,803
Industrial Conglomerates - 0.2%
Tyco International Ltd.	352,150	16,653
Machinery - 2.8%
Accuride Corp. (a)	1,384,197	19,531
Badger Meter, Inc. (e)	406,854	13,691
Cummins, Inc.	462,000	54,839
Dover Corp.	742,300	37,857
Eaton Corp.	328,800	31,953
FreightCar America, Inc. (e)	151,247	7,149
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd. Class A	405,600	$ 20,410
Thermadyne Holdings Corp. (a)	64,900	1,107
Timken Co.	92,800	3,100
Watts Water Technologies, Inc. Class A (e)	906,136	31,633
		221,270
Marine - 1.8%
Genco Shipping & Trading Ltd.	700,300	39,448
Golden Ocean Group Ltd. (e)	2,067,600	9,666
Navios Maritime Holdings, Inc. (f)	5,631,886	73,496
OceanFreight, Inc. (f)	740,600	17,693
		140,303
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	246,400	20,239
Trading Companies & Distributors - 0.6%
H&E Equipment Services, Inc. (a)	12,900	350
UAP Holding Corp.	846,600	23,002
United Rentals, Inc. (a)(e)	655,600	21,071
		44,423
Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	215,300	4,511
TOTAL INDUSTRIALS		1,191,892
INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 0.3%
Alcatel-Lucent SA sponsored ADR	636,273	7,381
Motorola, Inc.	1,155,400	19,630
		27,011
Computers & Peripherals - 1.4%
EMC Corp. (a)	3,501,700	64,816
Seagate Technology	1,230,800	28,936
Sun Microsystems, Inc. (a)	3,927,500	20,030
		113,782
Electronic Equipment & Instruments - 3.7%
Cogent, Inc. (a)	1,966,117	26,169
DDi Corp. (a)	295,899	2,234
Flextronics International Ltd. (a)	12,054,148	134,645
Itron, Inc. (a)(e)	475,800	37,793
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Merix Corp. (a)(f)	1,545,123	$ 11,635
Solectron Corp. (a)	3,673,600	13,813
TTM Technologies, Inc. (a)	346,314	4,516
Tyco Electronics Ltd. (a)	631,050	22,604
Viasystems Group, Inc. (a)	775,300	7,365
Viasystems Group, Inc. (a)(h)	625,780	5,945
Vishay Intertechnology, Inc. (a)	1,248,400	19,363
		286,082
Internet Software & Services - 0.1%
VeriSign, Inc. (a)	194,300	5,769
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	65,100	3,493
CACI International, Inc. Class A (a)	348,000	15,465
Cognizant Technology Solutions Corp. Class A (a)	28,100	2,276
Global Cash Access Holdings, Inc. (a)	1,835,000	25,066
Hewitt Associates, Inc. Class A (a)	147,000	4,398
SAIC, Inc.	1,381,400	23,152
		73,850
Semiconductors & Semiconductor Equipment - 8.6%
Advanced Micro Devices, Inc. (a)(e)	8,842,500	119,727
AMIS Holdings, Inc. (a)(f)	4,524,524	46,648
Amkor Technology, Inc. (a)(e)(f)	12,599,836	155,734
Atmel Corp. (a)	7,032,223	37,904
Cypress Semiconductor Corp. (a)	1,151,200	28,849
Fairchild Semiconductor International, Inc. (a)	200,000	3,650
Intel Corp.	1,361,300	32,154
Micron Technology, Inc. (a)	1,361,300	16,159
ON Semiconductor Corp. (a)(e)(f)	17,876,600	211,301
Skyworks Solutions, Inc. (a)	1,112,647	8,812
Texas Instruments, Inc.	262,700	9,244
		670,182
Software - 1.1%
Autodesk, Inc. (a)	632,300	26,791
Sybase, Inc. (a)	396,100	9,395
Symantec Corp. (a)(e)	2,549,400	48,948
		85,134
TOTAL INFORMATION TECHNOLOGY		1,261,810
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 13.7%
Chemicals - 4.4%
Agrium, Inc.	344,200	$ 14,472
Albemarle Corp.	815,496	32,807
Arch Chemicals, Inc.	648,542	22,945
Celanese Corp. Class A	4,043,100	151,616
Georgia Gulf Corp. (e)	609,840	9,873
H.B. Fuller Co.	1,844,982	50,977
Lyondell Chemical Co.	682,100	30,626
Methanex Corp.	83,800	2,072
Monsanto Co.	469,600	30,266
Pliant Corp. (a)	567	0
Texas Petrochemicals, Inc. (a)	11,700	339
		345,993
Containers & Packaging - 1.4%
Owens-Illinois, Inc. (a)	1,263,090	50,498
Packaging Corp. of America	179,700	4,586
Sealed Air Corp.	313,800	8,551
Smurfit-Stone Container Corp. (a)	3,726,482	43,935
		107,570
Metals & Mining - 6.2%
Chaparral Steel Co.	107,600	9,043
Freeport-McMoRan Copper & Gold, Inc. Class B	4,221,352	396,729
Ormet Corp. (a)	330,000	9,669
Ormet Corp. (a)(h)	1,075,000	26,773
Reliance Steel & Aluminum Co.	498,683	26,201
United States Steel Corp.	160,000	15,726
		484,141
Paper & Forest Products - 1.7%
Domtar Corp. (a)	1,901,400	18,082
International Paper Co. (e)	1,209,800	44,847
Neenah Paper, Inc.	518,300	20,074
Weyerhaeuser Co.	694,300	49,462
		132,465
TOTAL MATERIALS		1,070,169
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
General Communications, Inc. Class A (a)	907,800	10,449
Level 3 Communications, Inc. (a)	1,000,000	5,230
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McLeodUSA, Inc. (a)	1,701,867	$ 12,764
Qwest Communications International, Inc. (a)(e)	3,203,500	27,326
XO Holdings, Inc. (a)	926,500	4,123
		59,892
UTILITIES - 3.6%
Electric Utilities - 0.2%
Allegheny Energy, Inc. (a)	269,300	14,066
Gas Utilities - 0.2%
ONEOK, Inc.	317,600	16,118
Independent Power Producers & Energy Traders - 2.2%
AES Corp. (a)	6,222,740	122,277
Dynegy, Inc. Class A (a)	1,987,000	17,704
Mirant Corp. (a)	714,500	27,030
NRG Energy, Inc. (a)	137,700	5,308
		172,319
Multi-Utilities - 1.0%
Aquila, Inc. (a)	911,800	3,447
CMS Energy Corp.	4,552,600	73,570
		77,017
TOTAL UTILITIES		279,520
TOTAL COMMON STOCKS (Cost $5,718,885)		7,537,856
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EXCO Resources, Inc. Series A1:
11.00% (h)	527	5,481
7.00% (h)	2,173	23,153
		28,634
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Pliant Corp. Series AA 13.00%	5,008	$ 2,754
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	84	1
TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,755
TOTAL PREFERRED STOCKS (Cost $29,411)		31,389
Corporate Bonds - 0.4%
	Principal Amount (000s)
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
ICO North America, Inc. 7.5% 8/15/09 (h)	$ 15,495	15,650
Nonconvertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.2%
IdleAire Technologies Corp. 0% 12/15/12 unit (d)(g)	24,470	14,193
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/07 (g)	4,145	269
Northwest Airlines, Inc. 9.875% 3/15/49	7,000	805
		1,074
TOTAL NONCONVERTIBLE BONDS		15,267
TOTAL CORPORATE BONDS (Cost $37,687)		30,917
Money Market Funds - 9.3%
	Shares	Value (000s)
Fidelity Cash Central Fund, 5.38% (b)	244,918,478	$ 244,918
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	485,880,044	485,880
TOTAL MONEY MARKET FUNDS (Cost $730,798)		730,798
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 5.09%, dated 7/31/07 due 8/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $10,013)	10,014	10,013
Other - 0.1%
	Shares
Other - 0.1%
Delta Air Lines ALPA Claim (a) (Cost $769)	64,750,000	3,885
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $6,527,563)		8,344,858
NET OTHER ASSETS - (6.6)%		(514,759)
NET ASSETS - 100%		$ 7,830,099
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,670,000 or 0.2% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $77,002,000 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
EXCO Resources, Inc. Series A1, 11.00%	3/28/07	$ 21,730
EXCO Resources, Inc. Series A1, 7.00%	3/28/07	$ 5,270
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 2/14/07	$ 15,649
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Viasystems Group, Inc.	2/13/04	$ 12,594
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/Counterparty	Value (000s)
$10,013,000 due 8/01/07 at 5.09%
Banc of America Securities LLC	$ 1,798
Merrill Lynch Government Securities, Inc.	8,215
$ 10,013
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,414
Fidelity Securities Lending Cash Central Fund	2,817
Total	$ 12,231
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alpha Natural Resources, Inc.	$ 50,922	$ 11,682	$ -	$ -	$ 68,371
AMIS Holdings, Inc.	17,614	28,288	1,194	-	46,648
Amkor Technology, Inc.	77,867	-	-	-	155,734
Capital Crossing Bank	6,897	-	7,764	-	-
Cenveo, Inc.	56,139	18,440	-	-	80,855
Double Hull Tankers, Inc.	-	38,005	-	-	40,938
Forest Oil Corp.	120,974	14,391	-	-	-
Friendly Ice Cream Corp.	3,260	-	-	-	6,478
General Maritime Corp.	117,946	-	-	53,844	84,479
Interstate Bakeries Corp.	-	8,726	-	-	5,678
Merix Corp.	16,239	-	-	-	11,635
Navios Maritime Holdings, Inc.	-	50,709	-	437	73,496
Nexstar Broadcasting Group, Inc. Class A	2,093	1,936	-	-	-
OceanFreight, Inc.	-	14,245	-	-	17,693
OMI Corp.	112,526	-	149,201	2,627	-
ON Semiconductor Corp.	112,444	-	-	-	211,301
Overseas Shipholding Group, Inc.	62,806	56,763	-	1,200	140,663
Service Corp. International	117,896	2,018	-	1,825	192,786
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Universal Compression Holdings, Inc.	82,523	47,587	-	-	148,600
Total	$ 958,146	$ 292,790	$ 158,159	$ 59,933	$ 1,285,355
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.3%
Marshall Islands	5.8%
Bermuda	3.6%
Singapore	1.7%
Norway	1.0%
Others (individually less than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $469,596 and repurchase agreements of $10,013) - See accompanying schedule: Unaffiliated issuers (cost $4,950,673)	$ 6,328,705
Fidelity Central Funds (cost $730,798)	730,798
Other affiliated issuers (cost $846,092)	1,285,355
Total Investments (cost $6,527,563)		$ 8,344,858
Receivable for investments sold		3,273
Receivable for fund shares sold		25,856
Dividends receivable		2,130
Interest receivable		484
Distributions receivable from Fidelity Central Funds		1,933
Prepaid expenses		8
Other receivables		47
Total assets		8,378,589

Liabilities
Payable to custodian bank	$ 1,835
Payable for investments purchased	36,638
Payable for fund shares redeemed	11,904
Accrued management fee	4,125
Other affiliated payables	1,263
Other payables and accrued expenses	6,845
Collateral on securities loaned, at value	485,880
Total liabilities		548,490

Net Assets		$ 7,830,099
Net Assets consist of:
Paid in capital		$ 5,674,912
Undistributed net investment income		73,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		264,830
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,817,310
Net Assets, for 231,812 shares outstanding		$ 7,830,099
Net Asset Value, offering price and redemption price per share ($7,830,099 ÷ 231,812 shares)		$ 33.78
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2007
Investment Income
Dividends (including $12,657 earned from other affiliated issuers)		$ 63,857
Special dividends (earned from other affiliated issuers)		47,276
Interest		3,584
Income from Fidelity Central Funds		12,231
Total income		126,948

Expenses
Management fee	$ 34,353
Transfer agent fees	10,792
Accounting and security lending fees	1,134
Custodian fees and expenses	68
Independent trustees' compensation	17
Registration fees	268
Audit	74
Legal	63
Miscellaneous	83
Total expenses before reductions	46,852
Expense reductions	(213)	46,639
Net investment income (loss)		80,309
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,118
Other affiliated issuers	70,341
Foreign currency transactions	61
Total net realized gain (loss)		319,520
Change in net unrealized appreciation (depreciation) on: Investment securities	841,286
Assets and liabilities in foreign currencies	15
Total change in net unrealized appreciation (depreciation)		841,301
Net gain (loss)		1,160,821
Net increase (decrease) in net assets resulting from operations		$ 1,241,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,309	$ 22,425
Net realized gain (loss)	319,520	201,182
Change in net unrealized appreciation (depreciation)	841,301	191,436
Net increase (decrease) in net assets resulting from operations	1,241,130	415,043
Distributions to shareholders from net investment income	(19,040)	(28,125)
Distributions to shareholders from net realized gain	(219,421)	(54,860)
Total distributions	(238,461)	(82,985)
Share transactions Proceeds from sales of shares	3,685,329	1,839,637
Reinvestment of distributions	228,498	79,716
Cost of shares redeemed	(1,261,801)	(1,406,453)
Net increase (decrease) in net assets resulting from share transactions	2,652,026	512,900
Redemption fees	1,519	1,158
Total increase (decrease) in net assets	3,656,214	846,116

Net Assets
Beginning of period	4,173,885	3,327,769
End of period (including undistributed net investment income of $73,047 and undistributed net investment income of $13,934, respectively)	$ 7,830,099	$ 4,173,885
Other Information Shares
Sold	116,056	68,132
Issued in reinvestment of distributions	8,328	3,063
Redeemed	(41,247)	(53,133)
Net increase (decrease)	83,137	18,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 28.07	$ 25.48	$ 20.18	$ 14.93	$ 7.37
Income from Investment Operations
Net investment income (loss) B	.44 G	.16	.24 E	.04	.01
Net realized and unrealized gain (loss)	6.78	3.04	6.21	5.45	7.49
Total from investment operations	7.22	3.20	6.45	5.49	7.50
Distributions from net investment income	(.12)	(.21)	(.04)	-	-
Distributions from net realized gain	(1.40)	(.41)	(1.12)	(.27)	-
Total distributions	(1.52)	(.62)	(1.16)	(.27)	-
Redemption fees added to paid in capital B	.01	.01	.01	.03	.06
Net asset value, end of period	$ 33.78	$ 28.07	$ 25.48	$ 20.18	$ 14.93
Total Return A	27.08%	12.80%	33.93%	37.27%	102.58%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.86%	.87%	.88%	.93%
Expenses net of fee waivers, if any	.83%	.86%	.87%	.88%	.93%
Expenses net of all reductions	.83%	.85%	.84%	.85%	.83%
Net investment income (loss)	1.43% G	.60%	1.04% E	.23%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 7,830	$ 4,174	$ 3,328	$ 1,504	$ 718
Portfolio turnover rate D	20%	23%	16%	35%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.10 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and market discounts.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,092,797
Unrealized depreciation	(272,148)
Net unrealized appreciation (depreciation)	1,820,649
Undistributed ordinary income	64,544
Undistributed long-term capital gain	247,859

Cost for federal income tax purposes	$ 6,524,209

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 31,376	$ 28,125
Long-term Capital Gains	207,085	54,860
Total	$ 238,461	$ 82,985

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,419,677 and $1,098,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,817.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $47 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $9 and $94, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Leveraged Company Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2005

Vice President of Leveraged Company Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Robert A. Lawrence (54)

Year of Election or Appointment: 2006

Vice President of Leveraged Company Stock. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Thomas Soviero (43)

Year of Election or Appointment: 2003

Vice President of Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero worked as a research analyst, manager, and director of high-yield research. Mr. Soviero also serves as Senior Vice President of FMR and FMR Co., (2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of Leveraged Company Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Leveraged Company Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Leveraged Company Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Leveraged Company Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Leveraged Company Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Leveraged Company Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Leveraged Company Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $1.09 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.29 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $313,377,672, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 44% and 100% of the dividends distributed in months of September 06 and December 06, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LSF-UANN-0907
1.789248.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	35.71%	15.23%	6.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® OTC Portfolio on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the NASDAQ Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity® OTC Portfolio

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund returned 35.71%, far surpassing the NASDAQ Composite Index. The information technology sector provided most of the outperformance, mainly due to effective stock selection in the software and services segment and the technology hardware and equipment area. Underweighting financials also helped. Japan's Nintendo, an out-of-index holding and the fund's largest position at period end, was its top contributor by a wide margin, riding the explosive success of its Wii video-game hardware platform. I added to the position, which increased the fund's stake in foreign stocks as well. Other contributors from the technology sector included Canada-based Research In Motion (RIM), which makes the BlackBerry handheld messaging unit; Apple, maker of personal computers and other consumer electronics devices; and network equipment provider Juniper Networks. Lastly, the fund was helped by Deckers Outdoor, which saw strong sales of its UGG brand boots. On the negative side, stock selection worked against the fund in the consumer discretionary sector, and underweighting industrials detracted modestly from our results. At the stock level, underweighting major index component Cisco Systems was a drawback, as the same trends in Internet usage that helped Juniper Networks also benefited Cisco. Marvell Technology Group, a supplier of semiconductors for hard-disk drives and cellular phones, also detracted, as did underweighting Internet retailer Amazon.com.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 1,114.30	$ 5.03
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.03	$ 4.81

* Expenses are equal to the Fund's annualized expense ratio of .96%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nintendo Co. Ltd.	9.7	5.6
Google, Inc. Class A (sub. vtg.)	7.7	7.7
Apple, Inc.	4.3	4.1
Cisco Systems, Inc.	3.4	2.9
Broadcom Corp. Class A	3.0	1.5
Research In Motion Ltd.	2.9	2.4
Juniper Networks, Inc.	2.6	2.4
SanDisk Corp.	2.5	1.5
Celgene Corp.	2.3	1.8
Intel Corp.	2.1	1.8
	40.5
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	68.0	65.7
Health Care	13.2	14.0
Consumer Discretionary	8.3	8.9
Financials	3.1	2.1
Industrials	2.9	2.5
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 99.6%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	19.0%	** Foreign investments	15.8%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.3%
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR	32,900	$ 1,703
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)(d)	512,408	10,248
Burger King Holdings, Inc.	500,000	12,145
Carrols Restaurant Group, Inc.	545,551	6,492
Home Inns & Hotels Management, Inc. ADR (d)	126,100	3,831
Indian Hotels Co. Ltd.	1,290,000	4,476
Morgans Hotel Group Co. (a)	1,329,300	25,642
P.F. Chang's China Bistro, Inc. (a)	50,000	1,637
Starbucks Corp. (a)	2,165,300	57,770
		122,241
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	929,900	73,034
Leisure Equipment & Products - 0.2%
Callaway Golf Co.	1,104,500	17,926
Media - 2.5%
Charter Communications, Inc. Class A (a)(d)	3,656,700	14,846
Comcast Corp. Class A (a)	5,838,700	153,383
EchoStar Communications Corp. Class A (a)	244,900	10,357
Focus Media Holding Ltd. ADR (a)	112,200	4,635
National CineMedia, Inc.	562,500	14,006
TiVo, Inc. (a)(d)	3,854,075	21,197
		218,424
Multiline Retail - 1.1%
Sears Holdings Corp. (a)	709,300	97,025
Specialty Retail - 1.2%
Citi Trends, Inc. (a)	358,449	11,793
Coldwater Creek, Inc. (a)	238,600	4,698
Gamestop Corp. Class A (a)	667,700	26,942
Lululemon Athletica, Inc.	620,000	19,927
Ross Stores, Inc.	370,400	10,716
Staples, Inc.	588,000	13,536
Urban Outfitters, Inc. (a)(d)	938,300	18,822
		106,434
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (a)	160,700	9,533
Deckers Outdoor Corp. (a)(e)	675,500	69,644
Gitanjali Gems Ltd.	200,000	1,291
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Provogue (India) Ltd.	400,000	$ 5,586
Provogue (India) Ltd. (a)(f)	700,000	9,232
		95,286
TOTAL CONSUMER DISCRETIONARY		732,073
CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.3%
Winn-Dixie Stores, Inc. (a)(d)	1,152,500	30,783
Food Products - 0.2%
Nestle SA sponsored ADR	154,300	14,890
TOTAL CONSUMER STAPLES		45,673
ENERGY - 1.5%
Energy Equipment & Services - 0.3%
Trico Marine Services, Inc. (a)(d)	165,000	5,849
Weatherford International Ltd. (a)	314,800	17,418
		23,267
Oil, Gas & Consumable Fuels - 1.2%
CONSOL Energy, Inc.	322,200	13,420
Copano Energy LLC	97,000	4,067
Petronet LNG Ltd.	3,440,000	5,422
Valero Energy Corp.	1,313,500	88,018
		110,927
TOTAL ENERGY		134,194
FINANCIALS - 3.1%
Capital Markets - 1.2%
Charles Schwab Corp.	3,504,700	70,550
GFI Group, Inc. (a)	58,700	4,374
T. Rowe Price Group, Inc.	533,800	27,827
		102,751
Commercial Banks - 1.0%
Commerce Bancorp, Inc.	1,409,900	47,161
East West Bancorp, Inc.	212,350	7,785
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
SVB Financial Group (a)	427,900	$ 22,542
UCBH Holdings, Inc.	706,800	11,620
		89,108
Consumer Finance - 0.7%
Capital One Financial Corp.	839,000	59,368
Diversified Financial Services - 0.1%
MarketAxess Holdings, Inc. (a)	448,698	7,453
Insurance - 0.1%
Universal American Financial Corp. (a)	580,700	11,562
Real Estate Management & Development - 0.0%
DLF Ltd.	141,397	2,154
TOTAL FINANCIALS		272,396
HEALTH CARE - 13.2%
Biotechnology - 8.5%
Acadia Pharmaceuticals, Inc. (a)	267,800	3,760
Alexion Pharmaceuticals, Inc. (a)	217,880	12,672
Alkermes, Inc. (a)	1,547,741	22,040
Amgen, Inc. (a)	576,200	30,965
Amylin Pharmaceuticals, Inc. (a)(d)	1,301,300	60,523
ARIAD Pharmaceuticals, Inc. (a)(d)	1,000,000	4,390
Biogen Idec, Inc. (a)	2,463,600	139,292
Celgene Corp. (a)	3,283,192	198,830
Cephalon, Inc. (a)(d)	751,700	56,483
Cougar Biotechnology, Inc. (a)	203,500	4,833
Cougar Biotechnology, Inc. (a)(f)	500,000	11,875
CytRx Corp. (a)	1,558,467	4,722
Gilead Sciences, Inc. (a)	3,134,200	116,686
GTx, Inc. (a)	264,100	4,059
Myriad Genetics, Inc. (a)	300,000	11,214
ONYX Pharmaceuticals, Inc. (a)(d)	582,200	16,191
Regeneron Pharmaceuticals, Inc. (a)	1,258,100	18,733
Seattle Genetics, Inc. (a)	377,200	3,595
Transition Therapeutics, Inc. (a)	460,633	6,015
Vertex Pharmaceuticals, Inc. (a)	721,588	23,307
		750,185
Health Care Equipment & Supplies - 1.3%
Align Technology, Inc. (a)	355,800	9,286
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Gen-Probe, Inc. (a)	500,500	$ 31,537
I-Flow Corp. (a)	300,000	5,313
Respironics, Inc. (a)	1,074,800	49,172
Zoll Medical Corp. (a)	788,200	21,171
		116,479
Health Care Providers & Services - 0.6%
Express Scripts, Inc. (a)	1,040,400	52,155
Health Care Technology - 0.5%
Cerner Corp. (a)	490,200	25,917
Health Corp. (a)	1,064,350	13,475
		39,392
Life Sciences Tools & Services - 1.2%
Affymetrix, Inc. (a)	787,341	19,195
AMAG Pharmaceuticals, Inc. (a)	309,000	16,590
Exelixis, Inc. (a)	328,800	3,186
Illumina, Inc. (a)(d)	1,026,146	46,761
Illumina, Inc.:
warrants 11/22/10 (a)(f)	354,776	3,372
warrants 1/19/11 (a)(f)	452,917	4,334
Medivation, Inc. (a)(d)	578,600	9,495
Sequenom, Inc.	200,000	1,062
		103,995
Pharmaceuticals - 1.1%
Elan Corp. PLC sponsored ADR (a)	2,295,000	42,985
Perrigo Co.	150,000	2,798
Sepracor, Inc. (a)	1,319,800	37,126
Shire PLC sponsored ADR	162,100	11,961
		94,870
TOTAL HEALTH CARE		1,157,076
INDUSTRIALS - 2.9%
Airlines - 0.8%
Allegiant Travel Co.	281,600	8,276
JetBlue Airways Corp. (a)(d)	3,715,775	36,600
UAL Corp. (a)	509,800	22,503
		67,379
Commercial Services & Supplies - 0.1%
Corporate Executive Board Co.	165,200	11,138
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.2%
Great Lakes Dredge & Dock Corp. (a)	90,800	$ 757
Washington Group International, Inc. (a)	235,700	18,931
		19,688
Electrical Equipment - 1.0%
American Superconductor Corp. (a)(d)	404,200	7,716
Crompton Greaves Ltd.	1,010,000	7,373
Energy Conversion Devices, Inc. (a)(d)	300,000	8,955
First Solar, Inc.	50,000	5,629
Neo-Neon Holdings Ltd.	5,850,000	11,952
Nexans SA	25,300	4,522
Prysmian SpA	270,300	7,405
Renewable Energy Corp. AS	271,100	10,837
Sunpower Corp. Class A (a)(d)	356,100	25,116
		89,505
Industrial Conglomerates - 0.1%
Siemens India Ltd.	170,000	5,426
Machinery - 0.4%
Bucyrus International, Inc. Class A	162,000	10,297
Cummins, Inc.	20,000	2,374
TurboChef Technologies, Inc. (a)(d)	1,448,094	20,273
		32,944
Trading Companies & Distributors - 0.3%
Rush Enterprises, Inc. Class A (a)	157,300	4,397
UAP Holding Corp.	700,000	19,019
		23,416
TOTAL INDUSTRIALS		249,496
INFORMATION TECHNOLOGY - 68.0%
Communications Equipment - 12.2%
Airvana, Inc.	500,000	3,530
Balda AG	1,147,479	13,645
Blue Coat Systems, Inc. (a)	341,000	16,617
Cisco Systems, Inc. (a)	10,318,900	298,319
F5 Networks, Inc. (a)	122,000	10,576
Harmonic, Inc. (a)	481,000	4,266
Infinera Corp.	441,342	10,063
Juniper Networks, Inc. (a)	7,615,787	228,169
ORBCOMM, Inc. (d)	654,100	10,034
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Powerwave Technologies, Inc. (a)(d)	3,221,400	$ 21,068
QUALCOMM, Inc.	3,880,600	161,627
Research In Motion Ltd. (a)	1,198,722	256,527
Riverbed Technology, Inc.	316,400	13,972
Sonus Networks, Inc. (a)	2,671,200	18,271
Starent Networks Corp.	111,100	2,013
		1,068,697
Computers & Peripherals - 11.7%
Apple, Inc. (a)	2,841,400	374,383
Dell, Inc. (a)	5,935,800	166,024
EMC Corp. (a)	3,038,000	56,233
Hewlett-Packard Co.	2,070,200	95,291
Netezza Corp.	634,000	9,669
Network Appliance, Inc. (a)	407,671	11,553
Palm, Inc. (a)(d)	5,013,159	74,796
Rackable Systems, Inc. (a)(d)	1,016,500	12,300
SanDisk Corp. (a)	4,084,802	219,068
Voltaire Ltd.	670,645	5,432
		1,024,749
Electronic Equipment & Instruments - 1.2%
AU Optronics Corp. sponsored ADR (d)	1,614,700	27,321
Comverge, Inc.	260,300	8,184
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,620,450	54,886
Ibiden Co. Ltd.	83,000	6,085
Motech Industries, Inc.	601,000	7,510
		103,986
Internet Software & Services - 10.8%
Akamai Technologies, Inc. (a)(d)	1,644,475	55,846
Blinkx PLC (a)	4,390,080	3,746
CyberSource Corp. (a)(d)	1,448,088	16,667
eBay, Inc. (a)	2,315,487	75,022
Equinix, Inc. (a)(d)	556,500	48,365
Google, Inc. Class A (sub. vtg.) (a)	1,331,500	679,068
Internet Capital Group, Inc. (a)	1,070,196	12,222
LoopNet, Inc.	611,100	12,638
TheStreet.com, Inc.	217,108	2,412
United Internet AG	149,146	2,684
Yahoo!, Inc. (a)	1,733,116	40,295
		948,965
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.6%
Cognizant Technology Solutions Corp. Class A (a)	1,907,875	$ 154,500
Infosys Technologies Ltd. sponsored ADR	1,097,100	54,416
Sapient Corp. (a)	2,982,000	21,262
		230,178
Semiconductors & Semiconductor Equipment - 13.1%
Advanced Micro Devices, Inc. (a)	4,235,200	57,345
Altera Corp.	1,249,500	28,988
ANADIGICS, Inc. (a)(d)	2,052,300	29,820
Applied Materials, Inc.	1,408,400	31,041
ASML Holding NV (NY Shares) (a)	90,600	2,678
Atheros Communications, Inc. (a)	441,325	12,304
Broadcom Corp. Class A (a)	8,069,109	264,747
Cree, Inc. (a)(d)	1,063,000	27,234
Cypress Semiconductor Corp. (a)	1,385,150	34,712
Hittite Microwave Corp. (a)	319,000	12,830
Infineon Technologies AG sponsored ADR (a)	1,202,300	19,682
Intel Corp.	7,722,200	182,398
Marvell Technology Group Ltd. (a)	7,569,074	136,243
Maxim Integrated Products, Inc.	2,809,800	89,071
MEMC Electronic Materials, Inc. (a)	731,900	44,880
Microsemi Corp. (a)(d)	1,030,400	24,019
Omnivision Technologies, Inc. (a)(d)(e)	3,946,948	67,769
PMC-Sierra, Inc. (a)	1,970,396	15,014
Richtek Technology Corp.	541,650	7,768
Saifun Semiconductors Ltd. (a)	421,059	5,027
Silicon Image, Inc. (a)	2,129,500	14,523
Silicon Laboratories, Inc. (a)	596,700	20,783
Varian Semiconductor Equipment Associates, Inc. (a)	280,600	13,188
Veeco Instruments, Inc. (a)	254,200	4,652
Xilinx, Inc.	176,800	4,420
		1,151,136
Software - 16.4%
Activision, Inc. (a)	1,833,600	31,373
Adobe Systems, Inc. (a)	1,778,856	71,670
Blackboard, Inc. (a)	100,000	4,423
BladeLogic, Inc.	7,000	180
Callidus Software, Inc. (a)	1,000,000	9,800
Electronic Arts, Inc. (a)	2,185,900	106,322
Jack Henry & Associates, Inc.	100,000	2,402
Microsoft Corp.	5,345,800	154,975
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Nintendo Co. Ltd.	1,273,100	$ 623,819
Nintendo Co. Ltd. ADR	3,675,200	225,106
Oracle Corp. (a)	1,637,500	31,309
Perfect World Co. Ltd. sponsored ADR Class B	243,700	5,873
PROS Holdings, Inc.	47,900	599
Quest Software, Inc. (a)	1,584,921	23,457
Red Hat, Inc. (a)	2,963,710	61,704
Salesforce.com, Inc. (a)	518,700	20,157
Symantec Corp. (a)	225,600	4,332
Take-Two Interactive Software, Inc. (a)(d)	2,825,720	49,817
Ubisoft Entertainment SA (a)	202,000	13,254
		1,440,572
TOTAL INFORMATION TECHNOLOGY		5,968,283
MATERIALS - 1.0%
Chemicals - 0.5%
Monsanto Co.	472,000	30,420
Zoltek Companies, Inc. (a)(d)	221,200	10,374
		40,794
Metals & Mining - 0.5%
Century Aluminum Co. (a)(d)	315,300	16,251
Mercator Minerals Ltd. (a)	1,050,900	8,748
Steel Dynamics, Inc.	243,900	10,227
Thompson Creek Metals Co., Inc. (a)	558,900	10,882
		46,108
TOTAL MATERIALS		86,902
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	1,044,800	87,784
SBA Communications Corp. Class A (a)	274,000	9,130
		96,914
TOTAL COMMON STOCKS (Cost $7,062,089)		8,743,007
Money Market Funds - 2.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 5.38% (b)	47,754,640	$ 47,755
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	190,458,325	190,458
TOTAL MONEY MARKET FUNDS (Cost $238,213)		238,213
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $7,300,302)		8,981,220
NET OTHER ASSETS - (2.3)%		(203,307)
NET ASSETS - 100%		$ 8,777,913
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,813,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Cougar Biotechnology, Inc.	5/3/07	$ 10,000
Illumina, Inc. warrants 11/22/10	11/21/05	$ 0
Illumina, Inc. warrants 1/19/11	1/18/06	$ 0
Provogue (India) Ltd.	2/21/07	$ 7,157
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,914
Fidelity Securities Lending Cash Central Fund	2,564
Total	$ 4,478
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Deckers Outdoor Corp.	$ 28,803	$ -	$ -	$ -	$ 69,644
Omnivision Technologies, Inc.	14,003	68,743	10,976	-	67,769
Palm, Inc.	-	110,102	30,912	-	-
Red Robin Gourmet Burgers, Inc.	53,592	-	46,854	-	-
Total	$ 96,398	$ 178,845	$ 88,742	$ -	$ 137,413
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.0%
Japan	9.8%
Canada	3.2%
Bermuda	1.6%
India	1.2%
Taiwan	1.1%
Others (individually less than 1%)	2.1%
100.0%
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $3,019,619,000 of which $1,769,724,000 and $1,249,895,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $180,302) - See accompanying schedule: Unaffiliated issuers (cost $6,974,578)	$ 8,605,594
Fidelity Central Funds (cost $238,213)	238,213
Other affiliated issuers (cost $87,511)	137,413
Total Investments (cost $7,300,302)		$ 8,981,220
Cash		245
Receivable for investments sold		149,618
Receivable for fund shares sold		9,726
Dividends receivable		3,828
Distributions receivable from Fidelity Central Funds		459
Prepaid expenses		14
Other receivables		219
Total assets		9,145,329

Liabilities
Payable for investments purchased	$ 156,754
Payable for fund shares redeemed	11,762
Accrued management fee	5,924
Other affiliated payables	1,667
Other payables and accrued expenses	851
Collateral on securities loaned, at value	190,458
Total liabilities		367,416

Net Assets		$ 8,777,913
Net Assets consist of:
Paid in capital		$ 10,149,676
Accumulated net investment loss		(92)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,051,909)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,680,238
Net Assets, for 186,392 shares outstanding		$ 8,777,913
Net Asset Value, offering price and redemption price per share ($8,777,913 ÷ 186,392 shares)		$ 47.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2007
Investment Income
Dividends		$ 37,626
Interest		198
Income from Fidelity Central Funds (including $2,564 from security lending)		4,478
Total income		42,302

Expenses
Management fee Basic fee	$ 52,789
Performance adjustment	8,579
Transfer agent fees	18,904
Accounting and security lending fees	1,245
Custodian fees and expenses	382
Independent trustees' compensation	28
Appreciation in deferred trustee compensation account	1
Registration fees	64
Audit	96
Legal	115
Interest	140
Miscellaneous	159
Total expenses before reductions	82,502
Expense reductions	(996)	81,506
Net investment income (loss)		(39,204)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $183)	838,566
Other affiliated issuers	(20,638)
Foreign currency transactions	(393)
Total net realized gain (loss)		817,535
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $583)	1,785,068
Assets and liabilities in foreign currencies	(96)
Total change in net unrealized appreciation (depreciation)		1,784,972
Net gain (loss)		2,602,507
Net increase (decrease) in net assets resulting from operations		$ 2,563,303

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (39,204)	$ (20,781)
Net realized gain (loss)	817,535	603,052
Change in net unrealized appreciation (depreciation)	1,784,972	(840,851)
Net increase (decrease) in net assets resulting from operations	2,563,303	(258,580)
Share transactions Proceeds from sales of shares	1,230,037	1,366,517
Cost of shares redeemed	(2,384,937)	(1,801,274)
Net increase (decrease) in net assets resulting from share transactions	(1,154,900)	(434,757)
Total increase (decrease) in net assets	1,408,403	(693,337)

Net Assets
Beginning of period	7,369,510	8,062,847
End of period (including accumulated net investment loss of $92 and accumulated net investment loss of $165, respectively)	$ 8,777,913	$ 7,369,510
Other Information Shares
Sold	29,892	36,636
Redeemed	(55,876)	(48,306)
Net increase (decrease)	(25,984)	(11,670)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 34.70	$ 35.99	$ 30.43	$ 28.33	$ 23.46
Income from Investment Operations
Net investment income (loss) B	(.19)	(.10) E	.37 F	(.17)	(.17)
Net realized and unrealized gain (loss)	12.58	(1.19)	5.60	2.27	5.04
Total from investment operations	12.39	(1.29)	5.97	2.10	4.87
Distributions from net investment income	-	-	(.41)	-	-
Net asset value, end of period	$ 47.09	$ 34.70	$ 35.99	$ 30.43	$ 28.33
Total Return A	35.71%	(3.58)%	19.70%	7.41%	20.76%
Ratios to Average Net Assets C, G
Expenses before reductions	.96%	.80%	.81%	.91%	1.18%
Expenses net of fee waivers, if any	.96%	.80%	.81%	.91%	1.18%
Expenses net of all reductions	.95%	.75%	.75%	.89%	1.12%
Net investment income (loss)	(.45)%	(.26)% E	1.13% F	(.53)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 8,778	$ 7,370	$ 8,063	$ 7,322	$ 7,041
Portfolio turnover rate D	121%	149%	117%	61%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.46 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each

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3. Significant Accounting Policies - continued

Security Valuation - continued

business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

compensation, net operating losses, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,073,704
Unrealized depreciation	(425,673)
Net unrealized appreciation (depreciation)	1,648,031
Capital loss carryforward	(3,019,619)

Cost for federal income tax purposes	$ 7,333,189

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,310,850 and $11,429,250, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month.

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6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $140 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,318	5.40%	$ 92

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $19,949. The weighted average interest rate was 5.52%. The interest expense amounted to $48 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $241 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $15 and $615, respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

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11. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 14, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of OTC. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of OTC. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of OTC. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Sonu Kalra (36)
Year of Election or Appointment: 2006 Vice President of OTC. Prior to assuming his current responsibilities, Mr. Kalra worked as a research analyst.
Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of OTC. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of OTC. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of OTC. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of OTC. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of OTC. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of OTC. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of OTC. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of OTC. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of OTC. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Fidelity OTC Portfolio

The Board stated that the relative investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investments
Advisors

Fidelity International Investments
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

OTC-UANN-0907
1.789250.104

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of Fund A
Fidelity Real Estate Income Fund	2.00%	9.06%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard and Poor's 500SM Index (S&P 500®)performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund

The overall fundamentals for commercial property remained favorable and relatively stable throughout the 12 months ending July 31, 2007. The demand for the use of properties such as office buildings, apartments and shopping centers continued to grow steadily in line with the economy, and relatively modest new supply was being built. Nevertheless, volatility in the capital markets increased substantially toward period end, as lenders began to tighten their credit standards. Until recently the strongest-performing securities in the real estate market, real estate investment trust (REIT) common stocks were disappointments during the period. Bonds did better. The U.S. REIT market, as measured by the FTSE NAREIT All REIT index (NAREIT index), lost 1.82%, significantly lagging the 16.13% gain of the Standard & Poor's 500SM Index. The Merrill Lynch® Real Estate Corporate Bond Index - a market-capitalization-weighted index that measures the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - gained 5.60%, as compared with the Lehman Brothers® U.S. Aggregate Index's return of 5.58%.

During the year, the fund returned 2.00%. The fund's benchmark, the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the Morgan Stanley® REIT Preferred Index, the Merrill Lynch Real Estate Corporate Bond Index and the NAREIT index, respectively - returned 3.67%, while the S&P 500® rose 16.13%. In absolute terms, the fund saw modestly positive results from its real estate common stocks. The fund's preferred stocks lost some ground. My high-yield bond holdings gained only modestly because of increased concerns about credit quality, while investment-grade bonds did the best. Overall, the fund's residential mortgage lender preferred stock investments detracted the most, including American Home Mortgage, HomeBanc Mortgage and Accredited Mortgage - which originates and owns subprime loans - all of which faced serious liquidity problems. Also detracting was RAIT Financial Trust. In contrast, positions in the convertible preferred stocks of Mills, a shopping center REIT, was helpful. These shares provided a relatively high yield and further helped after the company agreed to be acquired. Mortgage REIT Annaly Capital Management also did well, benefiting from its extremely defensive portfolio of agency mortgage securities. A convertible preferred securities position in Equity Office Properties Trust helped after the office REIT was bought out, while my common stock holdings in mall operator General Growth Properties also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Actual	$ 1,000.00	$ 936.50	$ 4.18
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.48	$ 4.36

* Expenses are equal to the Fund's annualized expense ratio of .87%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each Fidelity Central Fund.
Top Five Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Annaly Capital Management, Inc.	1.7	0.8
MFA Mortgage Investments, Inc. Series A, 8.50%	1.3	0.9
Anworth Mortgage Asset Corp. Series A, 8.625%	1.0	0.8
Annaly Capital Management, Inc. Series A, 7.875%	0.9	0.6
Newcastle Investment Corp. Series B, 9.75%	0.9	0.8
	5.8
Top 5 Bonds as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
American Financial Realty Trust 4.375% 7/15/24	1.9	1.5
Thornburg Mortgage, Inc. 8% 5/15/13	1.3	1.1
Senior Housing Properties Trust 8.625% 1/15/12	1.2	1.0
Ventas Realty LP 9% 5/1/12	1.1	0.9
Health Care Property Investors, Inc. 6.3% 9/15/16	0.9	0.7
	6.4
Asset Allocation (% of fund's net assets)
As of July 31, 2007*		As of January 31, 2007**
	Common Stocks 17.0%		Common Stocks 21.9%
	Preferred Stocks 20.2%		Preferred Stocks 20.1%
	Bonds 49.3%		Bonds 45.6%
	Convertible Securities 3.7%		Convertible Securities 4.8%
	Other Investments 4.3%		Other Investments 3.7%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	6.1%	** Foreign investments	1.0%

Percentages are adjusted for the effect of futures and swap contacts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 17.0%
	Shares	Value
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.7%
Red Lion Hotels Corp. (a)	89,500	$ 966,600
Starwood Hotels & Resorts Worldwide, Inc.	44,300	2,789,128
		3,755,728
FINANCIALS - 15.0%
Real Estate Investment Trusts - 14.8%
Acadia Realty Trust (SBI)	94,200	2,169,426
Alexandria Real Estate Equities, Inc.	50,600	4,358,178
AMB Property Corp. (SBI)	17,700	943,056
American Financial Realty Trust (SBI)	222,100	1,947,817
Annaly Capital Management, Inc.	595,600	8,606,420
Anworth Mortgage Asset Corp.	414,300	3,272,970
AvalonBay Communities, Inc.	25,000	2,699,250
Boston Properties, Inc.	11,500	1,086,635
Capital Lease Funding, Inc.	225,700	2,092,239
CBRE Realty Finance, Inc.	30,000	278,100
Corporate Office Properties Trust (SBI)	9,800	369,362
Cousins Properties, Inc.	25,300	650,463
Cypress Sharpridge Investments, Inc. (d)	335,000	3,015,000
DCT Industrial Trust, Inc.	188,000	1,842,400
Developers Diversified Realty Corp.	69,600	3,340,800
EastGroup Properties, Inc.	4,700	193,828
Education Realty Trust, Inc.	32,300	424,745
Equity Lifestyle Properties, Inc.	55,430	2,514,305
Equity Residential (SBI)	61,100	2,432,391
Federal Realty Investment Trust (SBI)	5,000	375,700
General Growth Properties, Inc.	66,940	3,211,781
GMH Communities Trust	80,900	679,560
Health Care Property Investors, Inc.	108,600	2,958,264
Hersha Hospitality Trust	112,900	1,185,450
Host Hotels & Resorts, Inc.	52,949	1,118,283
Inland Real Estate Corp.	201,800	3,051,216
Kilroy Realty Corp.	9,900	637,857
Kimco Realty Corp.	33,200	1,239,356
LTC Properties, Inc.	25,000	501,750
MFA Mortgage Investments, Inc.	462,400	3,246,048
National Retail Properties, Inc.	15,000	324,900
Nationwide Health Properties, Inc.	68,600	1,634,738
Newcastle Investment Corp.	100,200	1,804,602
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Potlatch Corp.	17,100	$ 747,099
ProLogis Trust	12,966	737,765
Quadra Realty Trust, Inc.	53,900	478,093
Simon Property Group, Inc.	7,804	675,280
Spirit Finance Corp.	229,200	3,330,276
Strategic Hotel & Resorts, Inc.	28,200	600,096
UDR, Inc.	43,900	1,013,651
Ventas, Inc.	43,800	1,428,756
Vornado Realty Trust	28,700	3,071,761
		76,289,667
Real Estate Management & Development - 0.1%
Meruelo Maddux Properties, Inc.	103,600	664,076
Thrifts & Mortgage Finance - 0.1%
BFC Financial Corp. Class A (a)	50,000	156,500
TOTAL FINANCIALS		77,110,243
HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
Capital Senior Living Corp. (a)	173,000	1,532,780
Emeritus Corp. (a)	141,900	3,476,550
Sun Healthcare Group, Inc. (a)	130,000	1,757,600
		6,766,930
TOTAL COMMON STOCKS (Cost $83,556,725)		87,632,901
Preferred Stocks - 21.2%

Convertible Preferred Stocks - 1.0%
FINANCIALS - 1.0%
Real Estate Investment Trusts - 1.0%
Annaly Capital Management, Inc. Series B, 6.00%	20,000	590,140
Crescent Real Estate Equities Co. Series A, 6.75%	17,700	445,155
Health Care REIT, Inc. 7.50%	73,000	2,033,050
HRPT Properties Trust 6.50%	80,000	1,800,480
Lexington Corporate Properties Trust Series C 6.50%	2,800	126,840
		4,995,665
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 20.2%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Hilton Hotels Corp. 8.00%	4,800	$ 119,280
FINANCIALS - 20.2%
Diversified Financial Services - 0.6%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	582,500
Red Lion Hotels Capital Trust 9.50%	87,750	2,270,093
		2,852,593
Real Estate Investment Trusts - 18.6%
Accredited Mortgage Loan Trust Series A, 9.75%	248,395	3,850,123
Alexandria Real Estate Equities, Inc. Series C, 8.375%	65,000	1,654,250
American Home Mortgage Investment Corp.:
Series A, 9.375%	120,300	421,050
Series B, 9.25%	124,100	415,735
Annaly Capital Management, Inc. Series A, 7.875%	182,900	4,572,500
Anthracite Capital, Inc. Series C, 9.375%	46,000	924,600
Anworth Mortgage Asset Corp. Series A, 8.625%	229,327	5,136,925
Apartment Investment & Management Co.:
Series G, 9.375%	66,600	1,696,302
Series T, 8.00%	57,500	1,437,500
Ashford Hospitality Trust, Inc. Series A, 8.55%	95,000	2,382,600
Capital Lease Funding, Inc. Series A, 8.125%	2,000	49,800
Cedar Shopping Centers, Inc. 8.875%	89,500	2,286,725
CenterPoint Properties Trust Series D, 5.377%	3,575	2,967,250
Colonial Properties Trust (depositary shares) Series D, 8.125%	28,500	710,505
Cousins Properties, Inc. Series A, 7.75%	81,700	2,103,775
Crescent Real Estate Equities Co. Series B, 9.50%	33,900	861,060
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	20,000	504,200
Digital Realty Trust, Inc. Series A, 8.50%	89,700	2,291,835
Duke Realty LP (depositary shares) Series B, 7.99%	74,700	3,749,940
Eagle Hospitality Properties Trust, Inc. Series A, 8.25%	24,000	456,000
EastGroup Properties, Inc. Series D, 7.95%	103,900	2,545,550
Equity Inns, Inc. Series B, 8.75%	35,300	767,775
Glimcher Realty Trust Series F, 8.75%	32,000	793,600
Gramercy Capital Corp. Series A, 8.125%	20,000	450,000
Highwoods Properties, Inc. Series A, 8.625%	214	220,420
HomeBanc Mortgage Corp., Series A, 10.00%	111,085	777,595
Hospitality Properties Trust:
Series B, 8.875%	67,975	1,706,173
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust: - continued
Series C, 7.00%	55,000	$ 1,223,750
Host Hotels & Resorts, Inc. Series E, 8.875%	50,000	1,285,500
HRPT Properties Trust Series B, 8.75%	41,200	1,025,880
Innkeepers USA Trust Series C, 8.00%	52,400	995,600
LaSalle Hotel Properties Series B, 8.375%	19,400	488,880
LBA Realty Fund II:
Series A, 8.75% (a)(d)	69,000	3,139,500
Series B, 7.625% (a)	31,240	609,180
Lexington Corporate Properties Trust Series B, 8.05%	44,500	1,092,030
Lexington Realty Trust 7.55%	40,000	924,000
MFA Mortgage Investments, Inc. Series A, 8.50%	274,400	6,645,968
Mid-America Apartment Communities, Inc. Series H, 8.30%	27,800	694,166
Nationwide Health Properties, Inc. 7.677%	39,539	3,934,131
Newcastle Investment Corp.:
Series B, 9.75%	199,700	4,413,370
Series D, 8.375%	51,300	1,267,110
NorthStar Realty Finance Corp. Series A 8.75%	900	17,055
Omega Healthcare Investors, Inc. Series D, 8.375%	79,800	1,995,000
Prime Group Realty Trust Series B, 9.00%	50,300	780,153
ProLogis Trust Series C, 8.54%	6,478	362,768
RAIT Financial Trust:
Series A, 7.75%	24,200	276,364
Series B, 8.375%	81,300	947,145
Realty Income Corp. 8.25%	76,800	1,950,720
Saul Centers, Inc. 8.00%	113,300	2,832,500
Simon Property Group, Inc.:
Series G, 7.89%	29,600	1,481,480
Series J, 8.375%	9,100	609,700
Strategic Hotel & Resorts, Inc. 8.50% (d)	119,500	2,930,140
The Mills Corp.:
Series B, 9.00%	40,120	1,043,120
Series C, 9.00%	157,300	4,089,800
Series E, 8.75%	101,020	2,626,520
Series G, 7.875%	20,767	539,942
		95,955,260
Real Estate Management & Development - 0.4%
Affordable Residential Communties, Inc. Series A, 8.25%	89,900	2,090,175
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.6%
Fannie Mae 7.00%	20,000	$ 1,067,000
MFH Financial Trust I 9.50% (a)(d)	22,660	2,266,000
		3,333,000
TOTAL FINANCIALS		104,231,028
TOTAL NONCONVERTIBLE PREFERRED STOCKS		104,350,308
TOTAL PREFERRED STOCKS (Cost $123,638,398)		109,345,973
Corporate Bonds - 35.4%
	Principal Amount (c)
Convertible Bonds - 2.7%
FINANCIALS - 2.7%
Real Estate Investment Trusts - 2.5%
American Financial Realty Trust 4.375% 7/15/24	$ 10,250,000	9,788,740
BioMed Realty LP 4.5% 10/1/26 (d)	1,000,000	920,000
Ventas, Inc. 3.875% 11/15/11 (d)	1,500,000	1,461,600
Washington Real Estate Investment Trust 3.875% 9/15/26	750,000	693,675
		12,864,015
Real Estate Management & Development - 0.2%
ERP Operating LP 3.85% 8/15/26	1,000,000	962,440
TOTAL FINANCIALS		13,826,455
Nonconvertible Bonds - 32.7%
CONSUMER DISCRETIONARY - 6.0%
Hotels, Restaurants & Leisure - 0.6%
FelCor Lodging LP 9% 6/1/11 (e)	1,500,000	1,560,000
Host Marriott LP 7% 8/15/12	2,000,000	1,965,000
		3,525,000
Household Durables - 5.4%
Beazer Homes USA, Inc.:
8.125% 6/15/16	1,000,000	810,000
Corporate Bonds - continued
	Principal Amount (c)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Beazer Homes USA, Inc.: - continued
8.375% 4/15/12	$ 1,000,000	$ 810,000
D.R. Horton, Inc. 4.875% 1/15/10	1,000,000	947,500
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	420,000	348,600
6.25% 1/15/16	1,000,000	760,000
7.5% 5/15/16	1,000,000	810,000
7.75% 5/15/13	4,000,000	3,040,000
KB Home:
5.875% 1/15/15	2,000,000	1,600,000
6.25% 6/15/15	3,500,000	2,905,000
7.75% 2/1/10	1,500,000	1,451,250
Kimball Hill, Inc. 10.5% 12/15/12	5,225,000	4,180,000
M/I Homes, Inc. 6.875% 4/1/12	1,400,000	1,211,000
Meritage Homes Corp. 6.25% 3/15/15	2,500,000	1,975,000
Standard Pacific Corp.:
6.5% 8/15/10	500,000	470,000
9.25% 4/15/12	2,000,000	1,680,000
Stanley-Martin Communities LLC 9.75% 8/15/15	4,620,000	3,418,800
WCI Communities, Inc.:
7.875% 10/1/13	500,000	390,000
9.125% 5/1/12	1,250,000	1,012,500
		27,819,650
TOTAL CONSUMER DISCRETIONARY		31,344,650
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	1,425,527	1,546,697
FINANCIALS - 25.5%
Diversified Financial Services - 0.1%
Prime Property Funding, Inc. 5.7% 4/15/17 (d)	500,000	494,156
Real Estate Investment Trusts - 21.8%
AMB Property LP 3.5% 3/1/09	2,000,000	1,941,838
Archstone-Smith Trust 5% 8/15/07	1,020,000	1,019,822
Corporate Bonds - continued
	Principal Amount (c)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Arden Realty LP:
5.2% 9/1/11	$ 740,000	$ 737,050
5.25% 3/1/15	400,000	388,706
7% 11/15/07	1,000,000	1,004,294
8.5% 11/15/10	1,000,000	1,100,670
AvalonBay Communities, Inc. 5.5% 1/15/12	1,000,000	997,288
Bay Apartment Communities, Inc. 6.625% 1/15/08	840,000	843,394
Brandywine Operating Partnership LP 4.5% 11/1/09	1,000,000	978,470
BRE Properties, Inc. 5.75% 9/1/09	1,800,000	1,804,745
Camden Property Trust:
4.375% 1/15/10	2,370,000	2,306,712
4.7% 7/15/09	500,000	493,023
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15	100,000	99,846
6.25% 6/15/14	500,000	505,962
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	2,500,000	2,525,000
Developers Diversified Realty Corp.:
5% 5/3/10	1,000,000	984,809
6.625% 1/15/08	550,000	552,136
7.5% 7/15/18	200,000	217,335
Duke Realty LP:
5.25% 1/15/10	200,000	198,754
6.8% 2/12/09	1,500,000	1,530,755
Federal Realty Investment Trust 6.125% 11/15/07	1,200,000	1,201,135
Health Care Property Investors, Inc.:
6% 3/1/15	500,000	489,032
6% 1/30/17	1,000,000	973,238
6.3% 9/15/16	4,500,000	4,476,501
Health Care REIT, Inc.:
6% 11/15/13	1,000,000	993,010
6.2% 6/1/16	1,500,000	1,485,455
7.5% 8/15/07	450,000	450,216
8% 9/12/12	2,450,000	2,662,535
Healthcare Realty Trust, Inc. 8.125% 5/1/11	1,790,000	1,930,193
Highwoods/Forsyth LP:
5.85% 3/15/17	1,000,000	940,000
7.125% 2/1/08	950,000	955,216
HMB Capital Trust V 8.99% 12/15/36 (d)(e)	2,530,000	657,800
Corporate Bonds - continued
	Principal Amount (c)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Hospitality Properties Trust:
5.625% 3/15/17	$ 915,000	$ 874,457
6.75% 2/15/13	610,000	630,464
Host Hotels & Resorts LP 6.875% 11/1/14	1,000,000	957,500
HRPT Properties Trust:
5.96% 3/16/11 (e)	787,000	786,696
6.25% 6/15/17	870,000	875,117
6.5% 1/15/13	200,000	206,396
iStar Financial, Inc.:
5.125% 4/1/11	1,000,000	943,670
5.47% 3/16/09 (e)	500,000	502,526
5.7% 9/15/09 (e)	1,000,000	1,001,660
6.5% 12/15/13	1,000,000	957,500
7% 3/15/08	1,800,000	1,800,000
Kimco Realty Corp. 6.875% 2/10/09	1,000,000	1,017,872
Liberty Property LP 7.25% 8/15/07	1,500,000	1,500,522
Mack-Cali Realty LP 7.25% 3/15/09	180,000	184,499
Nationwide Health Properties, Inc.:
6% 5/20/15	1,000,000	994,844
6.5% 7/15/11	1,500,000	1,541,693
8.25% 7/1/12	1,300,000	1,407,866
Omega Healthcare Investors, Inc. 7% 4/1/14	3,970,000	3,751,650
ProLogis Trust 7.1% 4/15/08	775,000	779,290
Reckson Operating Partnership LP 7.75% 3/15/09	2,600,000	2,695,584
Rouse Co.:
5.375% 11/26/13	2,000,000	1,839,638
7.2% 9/15/12	3,220,000	3,337,382
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (d)	500,000	481,250
Security Capital Industrial Trust 7.95% 5/15/08	32,000	32,212
Senior Housing Properties Trust:
7.875% 4/15/15	355,000	361,213
8.625% 1/15/12	6,050,000	6,337,375
Shurgard Storage Centers, Inc.:
5.875% 3/15/13	1,000,000	1,020,690
7.75% 2/22/11	500,000	539,046
Simon Property Group LP:
5% 3/1/12	1,000,000	974,839
5.375% 8/28/08	550,000	546,520
Simon Property Group, Inc. 3.75% 1/30/09	500,000	487,913
Corporate Bonds - continued
	Principal Amount (c)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Tanger Properties LP 9.125% 2/15/08	$ 300,000	$ 306,000
Thornburg Mortgage, Inc. 8% 5/15/13	6,995,000	6,715,200
Trustreet Properties, Inc. 7.5% 4/1/15	3,500,000	3,753,750
UDR, Inc. 5.5% 4/1/14	500,000	495,380
United Dominion Realty Trust, Inc.:
4.5% 3/3/08	2,250,000	2,237,897
5% 1/15/12	1,000,000	987,011
5.13% 1/15/14	500,000	484,101
6.05% 6/1/13	2,500,000	2,541,893
6.5% 6/15/09	325,000	333,329
Ventas Realty LP:
6.5% 6/1/16	2,730,000	2,521,838
6.625% 10/15/14	3,920,000	3,704,400
6.75% 6/1/10	2,100,000	2,084,250
6.75% 4/1/17	2,000,000	1,870,000
8.75% 5/1/09	800,000	816,000
9% 5/1/12	5,511,000	5,814,105
Vornado Realty LP 4.5% 8/15/09	1,000,000	981,820
		112,459,798
Real Estate Management & Development - 2.9%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	1,000,000	915,000
8.125% 6/1/12	3,190,000	3,062,400
Colonial Realty LP 6.05% 9/1/16	1,000,000	962,830
ERP Operating LP 5.2% 4/1/13	1,000,000	970,995
First Industrial LP:
5.25% 6/15/09	1,000,000	993,679
7.375% 3/15/11	2,100,000	2,219,379
Post Apartment Homes LP:
5.125% 10/12/11	2,500,000	2,440,500
7.7% 12/20/10	2,500,000	2,668,975
Price Development Co. LP 7.29% 3/11/08	550,000	552,063
		14,785,821
Thrifts & Mortgage Finance - 0.7%
Wrightwood Capital LLC 9% 6/1/14 (g)	4,000,000	3,900,000
TOTAL FINANCIALS		131,639,775
Corporate Bonds - continued
	Principal Amount (c)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sun Healthcare Group, Inc. 9.125% 4/15/15 (d)	$ 2,150,000	$ 2,133,875
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
American Tower Corp. 7.125% 10/15/12	2,500,000	2,537,500
TOTAL NONCONVERTIBLE BONDS		169,202,497
TOTAL CORPORATE BONDS (Cost $191,669,901)		183,028,952
Asset-Backed Securities - 4.6%

American Tower Trust I Series 2007-1A Class D, 5.9568% 4/15/37 (d)	3,000,000	2,828,320
Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M9, 7.82% 10/25/34 (d)(e)	2,000,000	1,800,000
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 6.82% 3/20/50 (d)(e)	2,250,000	2,127,600
Concord Real Estate CDO Ltd./LLC Series 2006-1A Class F, 7.07% 12/25/46 (d)(e)	750,000	670,042
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	500,000	452,058
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (d)	500,000	527,985
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (d)	850,000	889,101
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1 Class D, 5.612% 6/15/35 (d)	2,000,000	1,951,083
Fairfield Street Solar Corp. Series 2004-1A Class E1, 8.725% 11/28/39 (d)(e)	550,000	539,802
Gramercy Real Estate CDO Ltd. Series 2005-1A Class H, 7.36% 7/25/35 (d)(e)	2,000,000	1,921,903
Green Tree Financial Corp. Series 1996-4 Class M1, 7.75% 6/15/27	1,788,179	1,519,952
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 7.82% 6/25/35 (e)(g)	1,259,000	440,650
Asset-Backed Securities - continued
	Principal Amount (c)	Value
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 6.87% 8/26/30 (d)(e)	$ 735,000	$ 733,677
Class E, 7.32% 8/26/30 (d)(e)	1,420,000	1,418,296
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33	1,923,000	1,682,625
Park Place Securities NIMS Trust Series 2004-WCW1, 5.65% 9/25/34 (d)	56,719	53,883
Park Place Securities, Inc. Series 2004-WHQ2 Class M10, 7.82% 2/25/35 (d)(e)	1,500,000	1,263,759
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 8.0056% 2/5/36 (d)(e)	3,000,000	2,775,000
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 7.31% 11/21/40 (d)(e)	250,000	240,303
TOTAL ASSET-BACKED SECURITIES (Cost $25,622,289)		23,836,039
Collateralized Mortgage Obligations - 3.9%

Private Sponsor - 3.7%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (d)	189,647	172,818
Series 2002-R2 Class 2B3, 6.3616% 7/25/33 (d)(e)	261,840	165,933
Series 2003-40 Class B3, 4.5% 10/25/18 (d)	240,812	210,038
Series 2003-R2 Class B3, 5.5% 5/25/43 (d)	570,490	291,659
Series 2003-R3:
Class B2, 5.5% 11/25/33 (d)	1,800,463	1,079,498
Class B3, 5.5% 11/25/33 (d)	539,117	179,043
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (d)(e)	594,792	143,334
Diversified REIT Trust:
Series 1999-1A Class H, 6.78% 3/18/11 (d)(e)	1,785,000	1,759,545
Series 2000-1A:
Class F, 6.971% 3/8/10 (d)	1,512,000	1,547,772
Class G, 6.971% 3/8/10 (d)	1,720,000	1,740,069
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 17.27% 7/10/35 (d)(e)	924,646	987,060
Series 2004-C Class B5, 6.67% 9/10/36 (d)(e)	383,546	387,381
Series 2005-A Class B6, 7.32% 3/10/37 (d)(e)	1,930,290	1,930,290
Series 2005-B Class B6, 6.92% 6/10/37 (d)(e)	959,226	971,217
Series 2005-D Class B6, 7.57% 12/15/37 (d)(e)	484,352	486,774
Series 2006-B Class B6, 7.02% 6/15/38 (d)(e)	992,925	992,925
Collateralized Mortgage Obligations - continued
	Principal Amount (c)	Value
Private Sponsor - continued
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17	$ 77,389	$ 75,365
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (d)	160,379	156,528
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 11.82% 12/10/35 (d)(e)	698,968	726,927
Series 2004-A Class B7, 9.57% 2/10/36 (d)(e)	663,857	683,773
Series 2004-B Class B7, 9.32% 2/10/36 (d)(e)	797,699	809,665
Series 2005-C Class B7, 8.42% 9/10/37 (d)(e)	1,947,950	1,952,820
Series 2006-B Class B7, 9.17% 7/15/38 (d)(e)	992,925	992,925
Series 2007-A Class BB, 8.67% 2/15/39 (d)(e)	796,840	792,856
TOTAL PRIVATE SPONSOR		19,236,215
U.S. Government Agency - 0.2%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (g)	262,987	199,449
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 6.1331% 2/25/42 (d)(e)	159,039	105,761
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (g)	322,906	206,031
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 6.1789% 6/25/43 (e)	187,703	113,898
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 6.4447% 10/25/42 (d)(e)	80,844	49,861
TOTAL U.S. GOVERNMENT AGENCY		675,000
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $21,296,618)		19,911,215
Commercial Mortgage Securities - 8.1%

Asset Securitization Corp. Series 1997-D4 Class B2, 7.525% 4/14/29	515,000	550,072
Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWF, 7.55% 10/11/37 (d)	502,372	556,641
Class BWG, 8.155% 10/11/37 (d)	486,885	554,401
Class BWK, 10.676% 10/11/37 (d)	330,075	417,993
Class BWL, 10.1596% 10/11/37 (d)	556,578	690,269
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 7.32% 3/15/22 (d)(e)		$ 700,000	$ 698,456
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C2 Class F, 7.46% 1/17/35 (e)		2,000,000	2,117,652
Series 2004-TF2A Class AX, 0% 11/15/19 (d)(e)(f)		4,742,624	0
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (d)		1,000,000	1,133,477
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0514% 4/29/39 (d)(e)		1,533,414	1,406,684
Global Signal Trust III Series 2006-1 Class F, 7.036% 2/15/36		1,015,000	1,021,560
Global Towers Partners Acquisition Partners I LLC Series 2007-1A Class G, 7.8737% 5/15/37 (d)		1,000,000	995,603
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class F, 6.75% 4/15/29 (e)		2,767,000	2,842,228
Series 1999-C3 Class J, 6.974% 8/15/36 (d)		1,500,000	1,482,656
Series 2000-C1 Class K, 7% 3/15/33 (d)		1,100,000	1,020,766
Series 2003-J10 Class B2, 6.75% 4/15/29 (e)		1,000,000	982,500
GS Mortgage Securities Corp. II floater Series 2007-EOP Class L, 6.62% 3/1/20 (d)(e)		1,400,000	1,386,000
J.P. Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,000,000	2,149,858
Series 1999-C7 Class F, 6% 10/15/35 (d)		350,000	352,557
Series 1999-C8:
Class G, 6% 7/15/31 (d)		1,385,000	1,369,197
Class H, 6% 7/15/31 (d)		2,638,000	2,455,820
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-A:
Class G, 6% 10/15/32 (d)(e)		2,895,000	2,837,563
Class X, 1.8752% 10/15/32 (d)(e)(f)		19,580,393	420,293
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	710,000	563,083
Class G, 4.384% 7/12/15	CAD	355,000	272,739
Class H, 4.384% 7/12/15	CAD	236,000	160,496
Class J, 4.384% 7/12/15	CAD	355,000	223,661
Class K, 4.384% 7/12/15	CAD	355,000	210,590
Class L, 4.384% 7/12/15	CAD	236,000	131,923
Class M, 4.384% 7/12/15	CAD	995,000	390,134
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1 Class G, 6.71% 11/15/31 (d)		3,359,000	3,089,239
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 9/15/13		750,000	748,613
Class E, 7.983% 10/15/13		1,453,000	1,482,231
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Mezz Capital Commercial Mortgage Trust Series 2004-C1: - continued
Class X, 8.0091% 1/15/18 (e)(f)		$ 6,888,328	$ 2,206,687
SBA CMBS Trust Series 2006-1A Class J, 7.825% 11/15/36 (d)		1,000,000	987,188
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (d)		2,000,000	1,974,766
Wachovia Ltd./Wachovia LLC Series 2006-1 Class 1Ml, 10.86% 9/25/26 (d)(e)		2,000,000	1,903,702
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $40,069,243)			41,787,298
Floating Rate Loans - 3.5%

CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.1%
Intrawest Resorts term loan 7.34% 10/25/07 (e)		446,792	428,920
Landry's Seafood Restaurants, Inc. term loan 7.0805% 12/28/10 (e)		264,463	259,174
			688,094
Specialty Retail - 0.7%
The Pep Boys - Manny, Moe & Jack term loan 7.36% 10/27/13 (e)		60,094	57,690
Toys 'R' US, Inc. term loan 8.32% 12/9/08 (e)		3,600,000	3,600,000
			3,657,690
TOTAL CONSUMER DISCRETIONARY			4,345,784
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Cumberland Farms, Inc. term loan 7.3648% 9/29/13 (e)		1,487,506	1,435,444
FINANCIALS - 2.1%
Diversified Financial Services - 0.9%
LandSource Communities Development LLC:
Tranche 2LN, term loan 9.86% 2/27/14 (e)		2,880,000	2,620,800
Tranche B 1LN, term loan 8.1147% 2/27/13 (e)		1,970,100	1,832,193
			4,452,993
Floating Rate Loans - continued
		Principal Amount (c)	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.6%
Apartment Investment & Management Co. term loan 6.86% 3/22/11 (e)		$ 2,200,000	$ 2,145,000
Capital Automotive (REIT) Tranche B, term loan 7.07% 12/16/10 (e)		593,026	569,305
General Growth Properties, Inc. Tranche A1, term loan 6.57% 2/24/10 (e)		697,368	667,730
			3,382,035
Real Estate Management & Development - 0.3%
MDS Realty Holdings LLC Tranche M3, term loan 8.82% 1/8/08 (e)		365,238	365,238
Realogy Corp.:
Tranche B, term loan 8.36% 10/10/13 (e)		787,879	728,788
8.32% 10/10/13 (e)		212,121	196,212
Tishman Speyer Properties term loan 7.07% 12/27/12 (e)		210,000	201,600
			1,491,838
Thrifts & Mortgage Finance - 0.3%
Charter Municipal Mortgage Acceptance Co. term loan 7.86% 8/15/12 (e)		1,488,750	1,369,650
TOTAL FINANCIALS			10,696,516
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
HealthSouth Corp. term loan 7.86% 3/10/13 (e)		1,719,410	1,650,633
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Crown Castle International Corp. Tranche B, term loan 6.838% 3/6/14 (e)		169,575	159,401
TOTAL FLOATING RATE LOANS (Cost $19,146,115)			18,287,778
Preferred Securities - 0.8%
		Principal Amount (c)	Value
FINANCIALS - 0.8%
Diversified Financial Services - 0.8%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (d)		$ 1,000,000	$ 650,000
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)		500,000	494,729
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)		590,000	662,745
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (d)		810,000	550,800
Ipswich Street CDO Series 2006-1, 6/27/46 (d)		1,350,000	1,012,500
Kent Funding III Ltd. 11/5/47 (d)		1,650,000	660,000
			4,030,774
TOTAL PREFERRED SECURITIES (Cost $5,665,694)			4,030,774
Money Market Funds - 4.9%
		Shares
Fidelity Cash Central Fund, 5.38% (b) (Cost $25,355,745)		25,355,745	25,355,745
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $536,020,728)			513,216,675
NET OTHER ASSETS - 0.6%			3,050,950
NET ASSETS - 100%			$ 516,267,625
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,320,592 or 16.7% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,746,130 or 0.9% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust: Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 222,864
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 239,053
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 7.82% 6/25/35	6/3/05	$ 1,110,697
Wrightwood Capital LLC 9% 6/1/14	1/1/05	$ 4,000,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,141,003
Fidelity Ultra-Short Central Fund	1,098,138
Total	$ 2,239,141
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 19,983,940	$ -	$ 19,706,720	$ -	0.0%
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	0.2%
AAA,AA,A	3.2%
BBB	17.9%
BB	19.5%
B	7.0%
CCC,CC,C	2.0%
Not Rated	6.5%
Equities	38.2%
Short-Term Investments and Net Other Assets	5.5%
100%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $510,664,983)	$ 487,860,930
Fidelity Central Funds (cost $25,355,745)	25,355,745
Total Investments (cost $536,020,728)		$ 513,216,675
Cash		170,078
Receivable for investments sold		4,100,755
Receivable for fund shares sold		1,576,482
Dividends receivable		228,529
Interest receivable		4,053,491
Distributions receivable from Fidelity Central Funds		143,848
Prepaid expenses		969
Other receivables		147,211
Total assets		523,638,038

Liabilities
Payable for investments purchased	$ 2,325,795
Payable for fund shares redeemed	4,581,217
Accrued management fee	260,409
Other affiliated payables	142,015
Other payables and accrued expenses	60,977
Total liabilities		7,370,413

Net Assets		$ 516,267,625
Net Assets consist of:
Paid in capital		$ 516,248,430
Undistributed net investment income		8,186,585
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,636,815
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,804,205)
Net Assets, for 45,999,566 shares outstanding		$ 516,267,625
Net Asset Value, offering price and redemption price per share ($516,267,625 ÷ 45,999,566 shares)		$ 11.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 13,848,678
Interest		21,996,281
Income from Fidelity Central Funds		2,239,141
Total income		38,084,100

Expenses
Management fee	$ 3,470,716
Transfer agent fees	1,468,805
Accounting fees and expenses	283,509
Custodian fees and expenses	18,125
Independent trustees' compensation	2,017
Registration fees	56,274
Audit	112,390
Legal	12,267
Miscellaneous	10,900
Total expenses before reductions	5,435,003
Expense reductions	(30,073)	5,404,930
Net investment income (loss)		32,679,170
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,329,788
Fidelity Central Funds	(288,769)
Foreign currency transactions	(2,272)
Capital Gain distributions from Fidelity Central Funds	2,812
Total net realized gain (loss)		16,041,559
Change in net unrealized appreciation (depreciation) on: Investment securities	(32,410,356)
Assets and liabilities in foreign currencies	(115)
Total change in net unrealized appreciation (depreciation)		(32,410,471)
Net gain (loss)		(16,368,912)
Net increase (decrease) in net assets resulting from operations		$ 16,310,258

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,679,170	$ 33,001,424
Net realized gain (loss)	16,041,559	19,669,354
Change in net unrealized appreciation (depreciation)	(32,410,471)	(26,604,573)
Net increase (decrease) in net assets resulting from operations	16,310,258	26,066,205
Distributions to shareholders from net investment income	(30,097,730)	(33,588,262)
Distributions to shareholders from net realized gain	(12,079,504)	(14,457,481)
Total distributions	(42,177,234)	(48,045,743)
Share transactions Proceeds from sales of shares	234,666,945	146,568,380
Reinvestment of distributions	36,245,899	41,687,679
Cost of shares redeemed	(250,130,676)	(312,491,302)
Net increase (decrease) in net assets resulting from share transactions	20,782,168	(124,235,243)
Redemption fees	87,744	76,862
Total increase (decrease) in net assets	(4,997,064)	(146,137,919)

Net Assets
Beginning of period	521,264,689	667,402,608
End of period (including undistributed net investment income of $8,186,585 and undistributed net investment income of $6,570,783, respectively)	$ 516,267,625	$ 521,264,689
Other Information Shares
Sold	19,631,419	12,465,060
Issued in reinvestment of distributions	3,063,466	3,575,296
Redeemed	(20,928,409)	(26,652,681)
Net increase (decrease)	1,766,476	(10,612,325)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.78	$ 12.17	$ 11.49	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.63	.66	.60	.59	.27
Net realized and unrealized gain (loss)	(.37)	(.11)	.83	.60	.71
Total from investment operations	.26	.55	1.43	1.19	.98
Distributions from net investment income	(.58)	(.67)	(.57)	(.55)	(.07)
Distributions from net realized gain	(.24)	(.27)	(.18)	(.07)	-
Total distributions	(.82)	(.94)	(.75)	(.62)	(.07)
Redemption fees added to paid in capital D	- I	- I	- I	.01	- I
Net asset value, end of period	$ 11.22	$ 11.78	$ 12.17	$ 11.49	$ 10.91
Total Return B, C	2.00%	4.82%	12.90%	11.31%	9.83%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.85%	.85%	.85%	.97% A
Expenses net of fee waivers, if any	.88%	.85%	.85%	.85%	.97% A
Expenses net of all reductions	.88%	.85%	.85%	.85%	.94% A
Net investment income (loss)	5.30%	5.61%	5.13%	5.25%	5.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 516,268	$ 521,265	$ 667,403	$ 422,551	$ 228,545
Portfolio turnover rate F	45%	27%	30%	61%	41% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 4, 2003 (commencement of operations) to July 31, 2003.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,772,205
Unrealized depreciation	(39,362,241)
Net unrealized appreciation (depreciation)	(22,590,036)
Undistributed ordinary income	7,836,154
Undistributed long-term capital gain	9,951,538

Cost for federal income tax purposes	$ 535,806,711

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 30,097,730	$ 35,223,101
Long-term Capital Gains	12,079,504	12,822,642
Total	$ 42,177,234	$ 48,045,743

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of

Annual Report

4. Operating Policies - continued

Loans and Other Direct Debt Instruments - continued

insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $262,240,105 and $262,194,481, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,331 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,151 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $346 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $17,334 and $3,279, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 4, 2003 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from February 4, 2003 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Real Estate Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Real Estate Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Mark P. Snyderman (50)

Year of Election or Appointment: 2003

Vice President of Real Estate Income. Mr. Snyderman also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Snyderman worked as an investment officer and portfolio manager. Mr. Snyderman also serves as Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of Real Estate Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Real Estate Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Real Estate Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Real Estate Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Real Estate Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Real Estate Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Income voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $.24 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.22 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $11,290,626, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board noted that FMR does not consider that peer group to be a meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests primarily in common, preferred and debt securities of real estate entities. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
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11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
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Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
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6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

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Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines.") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth-straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Small Cap Growth's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Small Cap Growth	25.84%	20.05%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Growth on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the 12 months that ended July 31, 2007, Small Cap Growth returned 25.84%, beating its benchmark, the Russell 2000 Growth Index, which rose 16.83%. Security selection in industrials - especially among capital goods stocks - was a huge positive, as was security selection in energy, which made up for an unhelpful overweighting there. In health care, the fund benefited from successful stock picks along with a significant underweighting in the pharmaceuticals/biotechnology/life science industry. My choices within financials also contributed. In contrast, very few sectors detracted, with some underperformance from consumer staples and utilities stocks. A modest cash allocation also hampered results. The portfolio's best-performing stock by far was an out-of-benchmark position in Western Refining. The backdrop for oil refiners such as Western remained extremely strong during the past year. Also outperforming was health care and non-benchmark stock Kos Pharmaceuticals - bought out before period end - and risk-management consultant Huron Consulting. An out-of-benchmark position in Omnicare was my biggest disappointment. The company struggled to overcome a variety of challenges, and I sold my position before period end. A missed opportunity was not owning benchmark component AK Steel, whose shares soared as steel prices continued to rise. Another recent laggard I sold was Sierra Health Services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,081.50	$ 7.23
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,080.30	$ 8.51
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,078.20	$ 11.08
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,077.60	$ 11.08
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Growth
Actual	$ 1,000.00	$ 1,083.20	$ 5.58
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41
Institutional Class
Actual	$ 1,000.00	$ 1,083.90	$ 5.27
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Growth	1.08%
Institutional Class	1.02%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Harris Corp.	1.5	1.4
Satyam Computer Services Ltd. sponsored ADR	1.5	1.1
Trimble Navigation Ltd.	1.4	1.0
Respironics, Inc.	1.3	1.1
Titanium Metals Corp.	1.3	0.9
j2 Global Communications, Inc.	1.3	1.4
Chattem, Inc.	1.3	0.8
VCA Antech, Inc.	1.3	1.1
Huron Consulting Group, Inc.	1.2	1.3
Flowserve Corp.	1.2	1.0
	13.3
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.4	27.5
Industrials	18.0	21.2
Health Care	16.9	13.6
Energy	10.7	9.0
Consumer Discretionary	9.3	11.5
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 95.9%		Stocks 96.2%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 3.8%
* Foreign investments	10.2%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 0.6%
WABCO Holdings, Inc. (f)	152,800	$ 7,334,400
Diversified Consumer Services - 0.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	162,000	9,575,820
Hotels, Restaurants & Leisure - 1.9%
Life Time Fitness, Inc. (a)(d)	131,900	6,782,298
McCormick & Schmick's Seafood Restaurants (a)	295,100	7,194,538
Ruth's Chris Steak House, Inc. (a)	602,700	10,077,144
		24,053,980
Media - 1.6%
Arbitron, Inc.	80,700	4,018,860
New Frontier Media, Inc.	643,044	5,459,444
R.H. Donnelley Corp. (a)	180,800	11,305,424
		20,783,728
Specialty Retail - 2.4%
Hibbett Sports, Inc. (a)	383,200	9,821,416
Payless ShoeSource, Inc. (a)	390,300	10,389,786
The Men's Wearhouse, Inc.	193,400	9,553,960
		29,765,162
Textiles, Apparel & Luxury Goods - 2.0%
Iconix Brand Group, Inc. (a)(d)	510,600	10,099,668
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	214,475	4,458,935
Volcom, Inc. (a)	293,900	10,427,572
		24,986,175
TOTAL CONSUMER DISCRETIONARY		116,499,265
CONSUMER STAPLES - 2.3%
Personal Products - 2.3%
Bare Escentuals, Inc.	240,000	6,770,400
Chattem, Inc. (a)	287,500	16,146,000
Physicians Formula Holdings, Inc.	389,805	5,827,585
		28,743,985
ENERGY - 10.7%
Energy Equipment & Services - 3.5%
Hanover Compressor Co. (a)	475,400	11,328,782
Hornbeck Offshore Services, Inc. (a)(d)	170,600	7,344,330
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
NATCO Group, Inc. Class A (a)	235,800	$ 10,915,182
Superior Energy Services, Inc. (a)	361,500	14,575,680
		44,163,974
Oil, Gas & Consumable Fuels - 7.2%
Cabot Oil & Gas Corp.	231,100	7,903,620
EXCO Resources, Inc. (a)	550,000	9,603,000
Forest Oil Corp. (a)	353,033	14,287,246
Foundation Coal Holdings, Inc.	175,800	6,126,630
Mariner Energy, Inc. (a)	456,210	9,639,717
Petrohawk Energy Corp. (a)	749,100	11,229,009
Range Resources Corp.	216,350	8,035,239
Tesoro Corp.	280,600	13,973,880
Western Refining, Inc.	175,700	9,751,350
		90,549,691
TOTAL ENERGY		134,713,665
FINANCIALS - 7.9%
Commercial Banks - 0.8%
UMB Financial Corp.	277,724	10,370,214
Consumer Finance - 1.1%
Cash America International, Inc.	175,400	6,423,148
Dollar Financial Corp. (a)	282,378	7,076,393
		13,499,541
Diversified Financial Services - 0.2%
Endeavor Acquisition Corp. (a)	225,700	2,493,985
Insurance - 4.5%
Aspen Insurance Holdings Ltd.	318,800	7,794,660
Max Capital Group Ltd.	312,075	8,148,278
National Financial Partners Corp.	275,200	12,758,272
StanCorp Financial Group, Inc.	186,982	8,780,675
Universal American Financial Corp. (a)	450,831	8,976,045
Willis Group Holdings Ltd.	252,600	10,253,034
		56,710,964
Real Estate Management & Development - 1.0%
CB Richard Ellis Group, Inc. Class A (a)	348,100	12,155,652
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Triad Guaranty, Inc. (a)	155,600	$ 4,289,892
TOTAL FINANCIALS		99,520,248
HEALTH CARE - 16.9%
Biotechnology - 0.2%
Cephalon, Inc. (a)	35,000	2,629,900
Health Care Equipment & Supplies - 7.1%
American Medical Systems Holdings, Inc. (a)(d)	579,700	10,596,916
ArthroCare Corp. (a)	155,700	7,881,534
Immucor, Inc. (a)	328,400	10,232,944
Integra LifeSciences Holdings Corp. (a)(d)	163,600	8,122,740
Inverness Medical Innovations, Inc. (a)	197,500	9,560,975
Mentor Corp. (d)	187,200	7,366,320
Meridian Bioscience, Inc.	285,000	6,364,050
Respironics, Inc. (a)	361,400	16,534,050
Shandong Weigao Group Medical Polymer Co. Ltd. (H shares)	1,440,000	3,576,205
Sirona Dental Systems, Inc. (a)(d)	245,500	8,680,880
		88,916,614
Health Care Providers & Services - 5.2%
Healthways, Inc. (a)(d)	207,418	9,064,167
Henry Schein, Inc. (a)	211,700	11,503,778
Humana, Inc. (a)	167,900	10,760,711
PSS World Medical, Inc. (a)	543,399	9,362,765
Sun Healthcare Group, Inc. (a)	610,800	8,258,016
VCA Antech, Inc. (a)	408,600	16,074,324
		65,023,761
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc. (a)(d)	300,000	6,825,000
Cerner Corp. (a)	123,500	6,529,445
		13,354,445
Life Sciences Tools & Services - 1.7%
Harvard Bioscience, Inc. (a)	448,000	2,302,720
ICON PLC sponsored ADR	149,890	7,010,355
Pharmaceutical Product Development, Inc.	353,400	11,838,900
		21,151,975
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.7%
Adams Respiratory Therapeutics, Inc. (a)(d)	263,100	$ 9,737,331
Medicis Pharmaceutical Corp. Class A	410,500	11,711,565
		21,448,896
TOTAL HEALTH CARE		212,525,591
INDUSTRIALS - 18.0%
Aerospace & Defense - 2.0%
Hexcel Corp. (a)(d)	604,200	13,135,308
Ladish Co., Inc. (a)	255,300	12,379,497
		25,514,805
Airlines - 0.5%
Delta Air Lines, Inc. (a)	359,700	6,409,854
Commercial Services & Supplies - 6.1%
American Reprographics Co. (a)(d)	256,300	6,386,996
CDI Corp.	399,200	11,293,368
Clean Harbors, Inc. (a)	187,500	9,005,625
CoStar Group, Inc. (a)(d)	181,736	9,268,536
Huron Consulting Group, Inc. (a)	229,000	15,555,970
InnerWorkings, Inc. (d)	424,300	5,664,405
Kenexa Corp. (a)	239,000	8,551,420
Navigant Consulting, Inc. (a)	691,500	10,891,125
		76,617,445
Construction & Engineering - 3.0%
Chicago Bridge & Iron Co. NV (NY Shares)	247,700	10,056,620
Fluor Corp.	113,200	13,075,732
Infrasource Services, Inc. (a)	233,200	8,073,384
Washington Group International, Inc. (a)	70,300	5,646,496
		36,852,232
Electrical Equipment - 1.9%
EnerSys (a)	482,200	8,727,820
Genlyte Group, Inc. (a)	117,300	8,160,561
Q-Cells AG (a)(d)	76,100	6,737,304
		23,625,685
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	261,600	8,899,632
Machinery - 3.1%
Bucyrus International, Inc. Class A (d)	222,400	14,135,744
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	211,000	$ 15,248,970
IDEX Corp.	271,953	9,847,418
		39,232,132
Transportation Infrastructure - 0.7%
Quixote Corp. (e)	459,900	8,618,526
TOTAL INDUSTRIALS		225,770,311
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 3.8%
F5 Networks, Inc. (a)	111,600	9,674,604
Harris Corp. (d)	356,700	19,575,693
Nice Systems Ltd. sponsored ADR (a)	216,500	7,192,130
Polycom, Inc. (a)	367,500	11,381,475
		47,823,902
Electronic Equipment & Instruments - 2.6%
Cogent, Inc. (a)(d)	578,000	7,693,180
ScanSource, Inc. (a)	285,600	7,662,648
Trimble Navigation Ltd. (a)	525,300	17,350,659
		32,706,487
Internet Software & Services - 3.5%
CyberSource Corp. (a)(d)	351,060	4,040,701
Equinix, Inc. (a)(d)	166,200	14,444,442
j2 Global Communications, Inc. (a)(d)	497,800	16,248,192
ValueClick, Inc. (a)	431,700	9,229,746
		43,963,081
IT Services - 6.0%
Authorize.Net Holdings, Inc. (a)	420,900	7,294,197
CACI International, Inc. Class A (a)	231,700	10,296,748
Datacash Group PLC	1,590,400	8,690,687
MoneyGram International, Inc.	389,400	9,964,746
Satyam Computer Services Ltd. sponsored ADR (d)	710,100	18,931,266
SI International, Inc. (a)	225,547	6,570,184
SRA International, Inc. Class A (a)	287,200	6,841,104
WNS Holdings Ltd. ADR (a)	310,500	7,762,500
		76,351,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.2%
California Micro Devices Corp. (a)	837,900	$ 3,753,792
Entegris, Inc. (a)	944,800	10,184,944
FormFactor, Inc. (a)	313,900	12,050,621
Hittite Microwave Corp. (a)	340,521	13,695,755
Microsemi Corp. (a)(d)	373,400	8,703,954
Rudolph Technologies, Inc. (a)	288,744	4,518,844
Tessera Technologies, Inc. (a)	297,900	12,252,627
		65,160,537
Software - 3.3%
Ansys, Inc. (a)	384,000	9,999,360
Blackbaud, Inc.	717,459	15,023,591
Business Objects SA sponsored ADR (a)	186,000	8,370,000
Fair Isaac Corp.	202,400	7,946,224
		41,339,175
TOTAL INFORMATION TECHNOLOGY		307,344,614
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	110,300	13,091,507
Meridian Gold, Inc. (a)	511,400	14,436,826
Reliance Steel & Aluminum Co.	275,700	14,485,278
Titanium Metals Corp. (a)(d)	493,500	16,492,770
		58,506,381
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Cbeyond, Inc. (a)	230,500	8,152,785
UTILITIES - 1.1%
Multi-Utilities - 1.1%
AEM SpA	2,153,700	7,211,347
CMS Energy Corp.	413,200	6,677,312
		13,888,659
TOTAL COMMON STOCKS (Cost $1,133,658,256)		1,205,665,504
Money Market Funds - 12.4%
	Shares	Value
Fidelity Cash Central Fund, 5.38% (b)	63,874,490	$ 63,874,490
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	92,012,535	92,012,535
TOTAL MONEY MARKET FUNDS (Cost $155,887,025)		155,887,025
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $1,289,545,281)		1,361,552,529
NET OTHER ASSETS - (8.3)%		(104,475,734)
NET ASSETS - 100%		$ 1,257,076,795
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,506,865
Fidelity Securities Lending Cash Central Fund	198,991
Total	$ 1,705,856
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sale Proceeds	Dividend Income	Value, end of period
Quixote Corp.	$ -	$ 9,171,364	$ -	$ 76,046	$ 8,618,526
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Bermuda	2.1%
India	1.5%
United Kingdom	1.3%
Canada	1.2%
Others (individually less than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $88,633,500) - See accompanying schedule: Unaffiliated issuers (cost $1,124,486,892)	$ 1,197,046,978
Fidelity Central Funds (cost $155,887,025)	155,887,025
Other affiliated issuers (cost $9,171,364)	8,618,526
Total Investments (cost $1,289,545,281)		$ 1,361,552,529
Cash		1,722,189
Receivable for investments sold		10,792,738
Receivable for fund shares sold		2,386,230
Dividends receivable		11,578
Distributions receivable from Fidelity Central Funds		253,144
Prepaid expenses		888
Other receivables		11,831
Total assets		1,376,731,127

Liabilities
Payable for investments purchased Regular delivery	$ 17,678,327
Delayed delivery	8,029,181
Payable for fund shares redeemed	782,233
Accrued management fee	801,876
Distribution fees payable	43,739
Other affiliated payables	256,045
Other payables and accrued expenses	50,396
Collateral on securities loaned, at value	92,012,535
Total liabilities		119,654,332

Net Assets		$ 1,257,076,795
Net Assets consist of:
Paid in capital		$ 1,103,854,866
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		81,214,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,006,999
Net Assets		$ 1,257,076,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,587,517 ÷ 2,090,838 shares)	$ 16.06

Maximum offering price per share (100/94.25 of $16.06)	$ 17.04
Class T: Net Asset Value and redemption price per share ($26,418,676 ÷ 1,649,872 shares)	$ 16.01

Maximum offering price per share (100/96.50 of $16.01)	$ 16.59
Class B: Net Asset Value and offering price per share ($6,242,258 ÷ 393,886 shares)A	$ 15.85

Class C: Net Asset Value and offering price per share ($22,347,810 ÷ 1,410,730 shares)A	$ 15.84

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,149,809,489 ÷ 71,180,036 shares)	$ 16.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,671,045 ÷ 1,156,200 shares)	$ 16.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends (including $76,046 earned from other affiliated issuers)		$ 2,689,721
Special dividends		308,003
Interest		6,819
Income from Fidelity Central Funds		1,705,856
Total income		4,710,399

Expenses
Management fee Basic fee	$ 5,656,543
Performance adjustment	721,094
Transfer agent fees	1,956,268
Distribution fees	434,374
Accounting and security lending fees	286,522
Custodian fees and expenses	29,858
Independent trustees' compensation	2,307
Registration fees	111,021
Audit	52,611
Legal	5,687
Miscellaneous	12,571
Total expenses before reductions	9,268,856
Expense reductions	(120,825)	9,148,031
Net investment income (loss)		(4,437,632)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,838,465
Foreign currency transactions	24,427
Total net realized gain (loss)		87,862,892
Change in net unrealized appreciation (depreciation) on: Investment securities	65,703,013
Assets and liabilities in foreign currencies	(249)
Total change in net unrealized appreciation (depreciation)		65,702,764
Net gain (loss)		153,565,656
Net increase (decrease) in net assets resulting from operations		$ 149,128,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,437,632)	$ (2,229,695)
Net realized gain (loss)	87,862,892	5,473,930
Change in net unrealized appreciation (depreciation)	65,702,764	(13,283,719)
Net increase (decrease) in net assets resulting from operations	149,128,024	(10,039,484)
Distributions to shareholders from net realized gain	(3,591,980)	(3,779,478)
Share transactions - net increase (decrease)	637,612,035	259,409,742
Redemption fees	160,118	233,448
Total increase (decrease) in net assets	783,308,197	245,824,228

Net Assets
Beginning of period	473,768,598	227,944,370
End of period	$ 1,257,076,795	$ 473,768,598

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.12)H	(.10)I	(.07)
Net realized and unrealized gain (loss)	3.39	.18J	3.01
Total from investment operations	3.27	.08	2.94
Distributions from net realized gain	(.09)	(.16)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 16.06	$ 12.88	$ 12.95
Total ReturnB,C,D	25.52%	.70%	29.50%
Ratios to Average Net AssetsF,L
Expenses before reductions	1.44%	1.53%	1.55%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%A
Expenses net of all reductions	1.39%	1.35%	1.36%A
Net investment income (loss)	(.80)%H	(.79)%I	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.16)H	(.14)I	(.09)
Net realized and unrealized gain (loss)	3.38	.19J	3.01
Total from investment operations	3.22	.05	2.92
Distributions from net realized gain	(.07)	(.13)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 16.01	$ 12.86	$ 12.93
Total ReturnB,C,D	25.18%	.48%	29.30%
Ratios to Average Net AssetsF,L
Expenses before reductions	1.67%	1.73%	1.79%A
Expenses net of fee waivers, if any	1.65%	1.65%	1.70%A
Expenses net of all reductions	1.65%	1.60%	1.61%A
Net investment income (loss)	(1.05)%H	(1.04)%I	(1.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	3.36	.19J	2.99
Total from investment operations	3.13	(.01)	2.86
Distributions from net realized gain	(.06)	(.09)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 15.85	$ 12.78	$ 12.87
Total ReturnB,C,D	24.57%	(.03)%	28.70%
Ratios to Average Net AssetsF,L
Expenses before reductions	2.20%	2.28%	2.33%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.20%A
Expenses net of all reductions	2.15%	2.10%	2.11%A
Net investment income (loss)	(1.55)%H	(1.54)%I	(1.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	3.36	.18J	3.00
Total from investment operations	3.13	(.02)	2.87
Distributions from net realized gain	(.06)	(.10)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 15.84	$ 12.77	$ 12.88
Total ReturnB,C,D	24.59%	(.08)%	28.80%
Ratios to Average Net AssetsF,L
Expenses before reductions	2.20%	2.25%	2.24%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.17%A
Expenses net of all reductions	2.14%	2.10%	2.09%A
Net investment income (loss)	(1.55)%H	(1.54)%I	(1.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.
I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2007	2006	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.08)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	3.40	.19I	3.01
Total from investment operations	3.32	.12	2.97
Distributions from net realized gain	(.10)	(.18)	-
Redemption fees added to paid in capitalD	-L	.01	.01
Net asset value, end of period	$ 16.15	$ 12.93	$ 12.98
Total ReturnB,C	25.84%	1.01%	29.80%
Ratios to Average Net AssetsE,K
Expenses before reductions	1.10%	1.13%	1.16%A
Expenses net of fee waivers, if any	1.10%	1.13%	1.16%A
Expenses net of all reductions	1.09%	1.08%	1.08%A
Net investment income (loss)	(.50)%G	(.52)%H	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rateF	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	3.41	.19I	3.00
Total from investment operations	3.34	.12	2.96
Distributions from net realized gain	(.11)	(.18)	-
Redemption fees added to paid in capitalD	-L	.01	.01
Net asset value, end of period	$ 16.15	$ 12.92	$ 12.97
Total ReturnB,C	25.99%	.97%	29.70%
Ratios to Average Net AssetsE,K
Expenses before reductions	1.05%	1.10%	1.20%A
Expenses net of fee waivers, if any	1.05%	1.10%	1.18%A
Expenses net of all reductions	1.05%	1.05%	1.10%A
Net investment income (loss)	(.46)%G	(.49)%H	(.51)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rateF	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 129,971,651
Unrealized depreciation	(58,828,862)
Net unrealized appreciation (depreciation)	71,142,789
Undistributed ordinary income	57,565,363
Undistributed long-term capital gain	21,937,701

Cost for federal income tax purposes	$ 1,290,409,740

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 1,338,128	$ 3,779,478
Long-term Capital Gains	2,253,852	-
Total	$ 3,591,980	$ 3,779,478

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,308,851,948 and $702,065,964, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,375	$ 5,550
Class T	25%	.25%	122,504	2,290
Class B	.75%	.25%	58,534	44,526
Class C	.75%	.25%	191,961	66,624
			$ 434,374	$ 118,990

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% forClass B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,221
Class T	8,842
Class B*	10,153
Class C*	3,347
$ 57,563

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Small Cap Growth. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Growth shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 77,693.32
Class T	72,782.30
Class B	18,857.32
Class C	61,455.32
Small Cap Growth	1,696,137.24
Institutional Class	29,344.18
	$ 1,956,268

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,881 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,129 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $198,991.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 10,000
Class T	1.65%	5,786
Class B	2.15%	2,944
Class C	2.15%	9,325
Small Cap Growth	1.15%	26,889
		$ 54,944

Effective March 1, 2007 the expense limitation for Small Cap Growth class was eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,839 for the period. In addition,

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,868. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 50
Small Cap Growth	42,971
Institutional Class	85
$ 43,106

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 130,212	$ 79,077
Class T	118,024	63,628
Class B	24,691	16,300
Class C	74,047	71,634
Small Cap Growth	3,129,487	3,518,781
Institutional Class	115,519	30,058
Total	$ 3,591,980	$ 3,779,478

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	1,113,110	1,304,587	$ 17,060,734	$ 17,497,379
Reinvestment of distributions	8,925	5,381	119,928	70,354
Shares redeemed	(436,417)	(269,198)	(6,456,393)	(3,602,873)
Net increase (decrease)	685,618	1,040,770	$ 10,724,269	$ 13,964,860
Class T
Shares sold	607,092	1,397,985	$ 8,822,874	$ 18,995,409
Reinvestment of distributions	8,530	4,866	115,213	63,445
Shares redeemed	(459,339)	(314,634)	(6,905,798)	(4,188,261)
Net increase (decrease)	156,283	1,088,217	$ 2,032,289	$ 14,870,593
Class B
Shares sold	121,826	392,448	$ 1,800,582	$ 5,275,913
Reinvestment of distributions	1,705	1,204	23,112	15,614
Shares redeemed	(135,943)	(146,977)	(1,994,978)	(1,954,748)
Net increase (decrease)	(12,412)	246,675	$ (171,284)	$ 3,336,779
Class C
Shares sold	546,198	952,568	$ 8,014,853	$ 12,739,552
Reinvestment of distributions	5,178	5,289	70,286	68,594
Shares redeemed	(290,387)	(458,174)	(4,244,042)	(5,878,013)
Net increase (decrease)	260,989	499,683	$ 3,841,097	$ 6,930,133
Small Cap Growth
Shares sold	47,884,601	23,125,895	$ 736,795,086	$ 310,607,480
Reinvestment of distributions	213,315	226,620	2,867,099	2,968,828
Shares redeemed	(8,042,099)	(8,070,732)	(119,410,062)	(106,295,770)
Net increase (decrease)	40,055,817	15,281,783	$ 620,252,123	$ 207,280,538
Institutional Class
Shares sold	404,996	1,082,924	$ 6,086,460	$ 14,760,969
Reinvestment of distributions	7,296	1,705	97,691	22,327
Shares redeemed	(357,460)	(130,215)	(5,250,610)	(1,756,457)
Net increase (decrease)	54,832	954,414	$ 933,541	$ 13,026,839

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Small Cap Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Small Cap Growth. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Lionel Harris (40)

Year of Election or Appointment: 2006
Vice President of Small Cap Growth. Mr. Harris also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Harris worked as a research analyst, high-income director of research, and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of Small Cap Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Small Cap Growth. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Small Cap Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Small Cap Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Growth Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $1.044 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.00 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $23,164,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 33% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 47%, of the dividend distributed in September 2006 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Class C ranked above its competitive median for 2006. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SCP-UANN-0907
1.803694.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
FidelityAdvisor

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2007

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth-straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Growth Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Class A (incl. 5.75% sales charge)	18.30%	17.14%
Class T (incl. 3.50% sales charge)	20.80%	17.88%
Class B (incl. contingent deferred sales charge) B	19.57%	17.97%
Class C (incl. contingent deferred sales charge) C	23.59%	18.80%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Class T on November 3, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 25.52%, 25.18%, 24.57% and 24.59%, respectively (excluding sales charges), beating its benchmark, the Russell 2000 Growth Index, which rose 16.83%. Security selection in industrials - especially among capital goods stocks - was a huge positive, as was security selection in energy, which made up for an unhelpful overweighting there. In health care, the fund benefited from successful stock picks along with a significant underweighting in the pharmaceuticals/biotechnology/life science industry. My choices within financials also contributed. In contrast, very few sectors detracted, with some underperformance from consumer staples and utilities stocks. A modest cash allocation also hampered results. The portfolio's best-performing stock by far was an out-of-benchmark position in Western Refining. The backdrop for oil refiners such as Western remained extremely strong during the past year. Also outperforming was health care and non-benchmark stock Kos Pharmaceuticals - bought out before period end - and risk-management consultant Huron Consulting. An out-of-benchmark position in Omnicare was my biggest disappointment. The company struggled to overcome a variety of challenges, and I sold my position before period end. A missed opportunity was not owning benchmark component AK Steel, whose shares soared as steel prices continued to rise. Another recent laggard I sold was Sierra Health Services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,081.50	$ 7.23
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,080.30	$ 8.51
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,078.20	$ 11.08
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,077.60	$ 11.08
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Growth
Actual	$ 1,000.00	$ 1,083.20	$ 5.58
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41
Institutional Class
Actual	$ 1,000.00	$ 1,083.90	$ 5.27
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Growth	1.08%
Institutional Class	1.02%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Harris Corp.	1.5	1.4
Satyam Computer Services Ltd. sponsored ADR	1.5	1.1
Trimble Navigation Ltd.	1.4	1.0
Respironics, Inc.	1.3	1.1
Titanium Metals Corp.	1.3	0.9
j2 Global Communications, Inc.	1.3	1.4
Chattem, Inc.	1.3	0.8
VCA Antech, Inc.	1.3	1.1
Huron Consulting Group, Inc.	1.2	1.3
Flowserve Corp.	1.2	1.0
	13.3
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.4	27.5
Industrials	18.0	21.2
Health Care	16.9	13.6
Energy	10.7	9.0
Consumer Discretionary	9.3	11.5
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 95.9%		Stocks 96.2%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 3.8%
* Foreign investments	10.2%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 0.6%
WABCO Holdings, Inc. (f)	152,800	$ 7,334,400
Diversified Consumer Services - 0.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	162,000	9,575,820
Hotels, Restaurants & Leisure - 1.9%
Life Time Fitness, Inc. (a)(d)	131,900	6,782,298
McCormick & Schmick's Seafood Restaurants (a)	295,100	7,194,538
Ruth's Chris Steak House, Inc. (a)	602,700	10,077,144
		24,053,980
Media - 1.6%
Arbitron, Inc.	80,700	4,018,860
New Frontier Media, Inc.	643,044	5,459,444
R.H. Donnelley Corp. (a)	180,800	11,305,424
		20,783,728
Specialty Retail - 2.4%
Hibbett Sports, Inc. (a)	383,200	9,821,416
Payless ShoeSource, Inc. (a)	390,300	10,389,786
The Men's Wearhouse, Inc.	193,400	9,553,960
		29,765,162
Textiles, Apparel & Luxury Goods - 2.0%
Iconix Brand Group, Inc. (a)(d)	510,600	10,099,668
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	214,475	4,458,935
Volcom, Inc. (a)	293,900	10,427,572
		24,986,175
TOTAL CONSUMER DISCRETIONARY		116,499,265
CONSUMER STAPLES - 2.3%
Personal Products - 2.3%
Bare Escentuals, Inc.	240,000	6,770,400
Chattem, Inc. (a)	287,500	16,146,000
Physicians Formula Holdings, Inc.	389,805	5,827,585
		28,743,985
ENERGY - 10.7%
Energy Equipment & Services - 3.5%
Hanover Compressor Co. (a)	475,400	11,328,782
Hornbeck Offshore Services, Inc. (a)(d)	170,600	7,344,330
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
NATCO Group, Inc. Class A (a)	235,800	$ 10,915,182
Superior Energy Services, Inc. (a)	361,500	14,575,680
		44,163,974
Oil, Gas & Consumable Fuels - 7.2%
Cabot Oil & Gas Corp.	231,100	7,903,620
EXCO Resources, Inc. (a)	550,000	9,603,000
Forest Oil Corp. (a)	353,033	14,287,246
Foundation Coal Holdings, Inc.	175,800	6,126,630
Mariner Energy, Inc. (a)	456,210	9,639,717
Petrohawk Energy Corp. (a)	749,100	11,229,009
Range Resources Corp.	216,350	8,035,239
Tesoro Corp.	280,600	13,973,880
Western Refining, Inc.	175,700	9,751,350
		90,549,691
TOTAL ENERGY		134,713,665
FINANCIALS - 7.9%
Commercial Banks - 0.8%
UMB Financial Corp.	277,724	10,370,214
Consumer Finance - 1.1%
Cash America International, Inc.	175,400	6,423,148
Dollar Financial Corp. (a)	282,378	7,076,393
		13,499,541
Diversified Financial Services - 0.2%
Endeavor Acquisition Corp. (a)	225,700	2,493,985
Insurance - 4.5%
Aspen Insurance Holdings Ltd.	318,800	7,794,660
Max Capital Group Ltd.	312,075	8,148,278
National Financial Partners Corp.	275,200	12,758,272
StanCorp Financial Group, Inc.	186,982	8,780,675
Universal American Financial Corp. (a)	450,831	8,976,045
Willis Group Holdings Ltd.	252,600	10,253,034
		56,710,964
Real Estate Management & Development - 1.0%
CB Richard Ellis Group, Inc. Class A (a)	348,100	12,155,652
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Triad Guaranty, Inc. (a)	155,600	$ 4,289,892
TOTAL FINANCIALS		99,520,248
HEALTH CARE - 16.9%
Biotechnology - 0.2%
Cephalon, Inc. (a)	35,000	2,629,900
Health Care Equipment & Supplies - 7.1%
American Medical Systems Holdings, Inc. (a)(d)	579,700	10,596,916
ArthroCare Corp. (a)	155,700	7,881,534
Immucor, Inc. (a)	328,400	10,232,944
Integra LifeSciences Holdings Corp. (a)(d)	163,600	8,122,740
Inverness Medical Innovations, Inc. (a)	197,500	9,560,975
Mentor Corp. (d)	187,200	7,366,320
Meridian Bioscience, Inc.	285,000	6,364,050
Respironics, Inc. (a)	361,400	16,534,050
Shandong Weigao Group Medical Polymer Co. Ltd. (H shares)	1,440,000	3,576,205
Sirona Dental Systems, Inc. (a)(d)	245,500	8,680,880
		88,916,614
Health Care Providers & Services - 5.2%
Healthways, Inc. (a)(d)	207,418	9,064,167
Henry Schein, Inc. (a)	211,700	11,503,778
Humana, Inc. (a)	167,900	10,760,711
PSS World Medical, Inc. (a)	543,399	9,362,765
Sun Healthcare Group, Inc. (a)	610,800	8,258,016
VCA Antech, Inc. (a)	408,600	16,074,324
		65,023,761
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc. (a)(d)	300,000	6,825,000
Cerner Corp. (a)	123,500	6,529,445
		13,354,445
Life Sciences Tools & Services - 1.7%
Harvard Bioscience, Inc. (a)	448,000	2,302,720
ICON PLC sponsored ADR	149,890	7,010,355
Pharmaceutical Product Development, Inc.	353,400	11,838,900
		21,151,975
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.7%
Adams Respiratory Therapeutics, Inc. (a)(d)	263,100	$ 9,737,331
Medicis Pharmaceutical Corp. Class A	410,500	11,711,565
		21,448,896
TOTAL HEALTH CARE		212,525,591
INDUSTRIALS - 18.0%
Aerospace & Defense - 2.0%
Hexcel Corp. (a)(d)	604,200	13,135,308
Ladish Co., Inc. (a)	255,300	12,379,497
		25,514,805
Airlines - 0.5%
Delta Air Lines, Inc. (a)	359,700	6,409,854
Commercial Services & Supplies - 6.1%
American Reprographics Co. (a)(d)	256,300	6,386,996
CDI Corp.	399,200	11,293,368
Clean Harbors, Inc. (a)	187,500	9,005,625
CoStar Group, Inc. (a)(d)	181,736	9,268,536
Huron Consulting Group, Inc. (a)	229,000	15,555,970
InnerWorkings, Inc. (d)	424,300	5,664,405
Kenexa Corp. (a)	239,000	8,551,420
Navigant Consulting, Inc. (a)	691,500	10,891,125
		76,617,445
Construction & Engineering - 3.0%
Chicago Bridge & Iron Co. NV (NY Shares)	247,700	10,056,620
Fluor Corp.	113,200	13,075,732
Infrasource Services, Inc. (a)	233,200	8,073,384
Washington Group International, Inc. (a)	70,300	5,646,496
		36,852,232
Electrical Equipment - 1.9%
EnerSys (a)	482,200	8,727,820
Genlyte Group, Inc. (a)	117,300	8,160,561
Q-Cells AG (a)(d)	76,100	6,737,304
		23,625,685
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	261,600	8,899,632
Machinery - 3.1%
Bucyrus International, Inc. Class A (d)	222,400	14,135,744
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	211,000	$ 15,248,970
IDEX Corp.	271,953	9,847,418
		39,232,132
Transportation Infrastructure - 0.7%
Quixote Corp. (e)	459,900	8,618,526
TOTAL INDUSTRIALS		225,770,311
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 3.8%
F5 Networks, Inc. (a)	111,600	9,674,604
Harris Corp. (d)	356,700	19,575,693
Nice Systems Ltd. sponsored ADR (a)	216,500	7,192,130
Polycom, Inc. (a)	367,500	11,381,475
		47,823,902
Electronic Equipment & Instruments - 2.6%
Cogent, Inc. (a)(d)	578,000	7,693,180
ScanSource, Inc. (a)	285,600	7,662,648
Trimble Navigation Ltd. (a)	525,300	17,350,659
		32,706,487
Internet Software & Services - 3.5%
CyberSource Corp. (a)(d)	351,060	4,040,701
Equinix, Inc. (a)(d)	166,200	14,444,442
j2 Global Communications, Inc. (a)(d)	497,800	16,248,192
ValueClick, Inc. (a)	431,700	9,229,746
		43,963,081
IT Services - 6.0%
Authorize.Net Holdings, Inc. (a)	420,900	7,294,197
CACI International, Inc. Class A (a)	231,700	10,296,748
Datacash Group PLC	1,590,400	8,690,687
MoneyGram International, Inc.	389,400	9,964,746
Satyam Computer Services Ltd. sponsored ADR (d)	710,100	18,931,266
SI International, Inc. (a)	225,547	6,570,184
SRA International, Inc. Class A (a)	287,200	6,841,104
WNS Holdings Ltd. ADR (a)	310,500	7,762,500
		76,351,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.2%
California Micro Devices Corp. (a)	837,900	$ 3,753,792
Entegris, Inc. (a)	944,800	10,184,944
FormFactor, Inc. (a)	313,900	12,050,621
Hittite Microwave Corp. (a)	340,521	13,695,755
Microsemi Corp. (a)(d)	373,400	8,703,954
Rudolph Technologies, Inc. (a)	288,744	4,518,844
Tessera Technologies, Inc. (a)	297,900	12,252,627
		65,160,537
Software - 3.3%
Ansys, Inc. (a)	384,000	9,999,360
Blackbaud, Inc.	717,459	15,023,591
Business Objects SA sponsored ADR (a)	186,000	8,370,000
Fair Isaac Corp.	202,400	7,946,224
		41,339,175
TOTAL INFORMATION TECHNOLOGY		307,344,614
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	110,300	13,091,507
Meridian Gold, Inc. (a)	511,400	14,436,826
Reliance Steel & Aluminum Co.	275,700	14,485,278
Titanium Metals Corp. (a)(d)	493,500	16,492,770
		58,506,381
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Cbeyond, Inc. (a)	230,500	8,152,785
UTILITIES - 1.1%
Multi-Utilities - 1.1%
AEM SpA	2,153,700	7,211,347
CMS Energy Corp.	413,200	6,677,312
		13,888,659
TOTAL COMMON STOCKS (Cost $1,133,658,256)		1,205,665,504
Money Market Funds - 12.4%
	Shares	Value
Fidelity Cash Central Fund, 5.38% (b)	63,874,490	$ 63,874,490
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	92,012,535	92,012,535
TOTAL MONEY MARKET FUNDS (Cost $155,887,025)		155,887,025
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $1,289,545,281)		1,361,552,529
NET OTHER ASSETS - (8.3)%		(104,475,734)
NET ASSETS - 100%		$ 1,257,076,795
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,506,865
Fidelity Securities Lending Cash Central Fund	198,991
Total	$ 1,705,856
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sale Proceeds	Dividend Income	Value, end of period
Quixote Corp.	$ -	$ 9,171,364	$ -	$ 76,046	$ 8,618,526
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Bermuda	2.1%
India	1.5%
United Kingdom	1.3%
Canada	1.2%
Others (individually less than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $88,633,500) - See accompanying schedule: Unaffiliated issuers (cost $1,124,486,892)	$ 1,197,046,978
Fidelity Central Funds (cost $155,887,025)	155,887,025
Other affiliated issuers (cost $9,171,364)	8,618,526
Total Investments (cost $1,289,545,281)		$ 1,361,552,529
Cash		1,722,189
Receivable for investments sold		10,792,738
Receivable for fund shares sold		2,386,230
Dividends receivable		11,578
Distributions receivable from Fidelity Central Funds		253,144
Prepaid expenses		888
Other receivables		11,831
Total assets		1,376,731,127

Liabilities
Payable for investments purchased Regular delivery	$ 17,678,327
Delayed delivery	8,029,181
Payable for fund shares redeemed	782,233
Accrued management fee	801,876
Distribution fees payable	43,739
Other affiliated payables	256,045
Other payables and accrued expenses	50,396
Collateral on securities loaned, at value	92,012,535
Total liabilities		119,654,332

Net Assets		$ 1,257,076,795
Net Assets consist of:
Paid in capital		$ 1,103,854,866
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		81,214,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,006,999
Net Assets		$ 1,257,076,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,587,517 ÷ 2,090,838 shares)	$ 16.06

Maximum offering price per share (100/94.25 of $16.06)	$ 17.04
Class T: Net Asset Value and redemption price per share ($26,418,676 ÷ 1,649,872 shares)	$ 16.01

Maximum offering price per share (100/96.50 of $16.01)	$ 16.59
Class B: Net Asset Value and offering price per share ($6,242,258 ÷ 393,886 shares)A	$ 15.85

Class C: Net Asset Value and offering price per share ($22,347,810 ÷ 1,410,730 shares)A	$ 15.84

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,149,809,489 ÷ 71,180,036 shares)	$ 16.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,671,045 ÷ 1,156,200 shares)	$ 16.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends (including $76,046 earned from other affiliated issuers)		$ 2,689,721
Special dividends		308,003
Interest		6,819
Income from Fidelity Central Funds		1,705,856
Total income		4,710,399

Expenses
Management fee Basic fee	$ 5,656,543
Performance adjustment	721,094
Transfer agent fees	1,956,268
Distribution fees	434,374
Accounting and security lending fees	286,522
Custodian fees and expenses	29,858
Independent trustees' compensation	2,307
Registration fees	111,021
Audit	52,611
Legal	5,687
Miscellaneous	12,571
Total expenses before reductions	9,268,856
Expense reductions	(120,825)	9,148,031
Net investment income (loss)		(4,437,632)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,838,465
Foreign currency transactions	24,427
Total net realized gain (loss)		87,862,892
Change in net unrealized appreciation (depreciation) on: Investment securities	65,703,013
Assets and liabilities in foreign currencies	(249)
Total change in net unrealized appreciation (depreciation)		65,702,764
Net gain (loss)		153,565,656
Net increase (decrease) in net assets resulting from operations		$ 149,128,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,437,632)	$ (2,229,695)
Net realized gain (loss)	87,862,892	5,473,930
Change in net unrealized appreciation (depreciation)	65,702,764	(13,283,719)
Net increase (decrease) in net assets resulting from operations	149,128,024	(10,039,484)
Distributions to shareholders from net realized gain	(3,591,980)	(3,779,478)
Share transactions - net increase (decrease)	637,612,035	259,409,742
Redemption fees	160,118	233,448
Total increase (decrease) in net assets	783,308,197	245,824,228

Net Assets
Beginning of period	473,768,598	227,944,370
End of period	$ 1,257,076,795	$ 473,768,598

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.12)H	(.10)I	(.07)
Net realized and unrealized gain (loss)	3.39	.18J	3.01
Total from investment operations	3.27	.08	2.94
Distributions from net realized gain	(.09)	(.16)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 16.06	$ 12.88	$ 12.95
Total ReturnB,C,D	25.52%	.70%	29.50%
Ratios to Average Net AssetsF,L
Expenses before reductions	1.44%	1.53%	1.55%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%A
Expenses net of all reductions	1.39%	1.35%	1.36%A
Net investment income (loss)	(.80)%H	(.79)%I	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.16)H	(.14)I	(.09)
Net realized and unrealized gain (loss)	3.38	.19J	3.01
Total from investment operations	3.22	.05	2.92
Distributions from net realized gain	(.07)	(.13)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 16.01	$ 12.86	$ 12.93
Total ReturnB,C,D	25.18%	.48%	29.30%
Ratios to Average Net AssetsF,L
Expenses before reductions	1.67%	1.73%	1.79%A
Expenses net of fee waivers, if any	1.65%	1.65%	1.70%A
Expenses net of all reductions	1.65%	1.60%	1.61%A
Net investment income (loss)	(1.05)%H	(1.04)%I	(1.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	3.36	.19J	2.99
Total from investment operations	3.13	(.01)	2.86
Distributions from net realized gain	(.06)	(.09)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 15.85	$ 12.78	$ 12.87
Total ReturnB,C,D	24.57%	(.03)%	28.70%
Ratios to Average Net AssetsF,L
Expenses before reductions	2.20%	2.28%	2.33%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.20%A
Expenses net of all reductions	2.15%	2.10%	2.11%A
Net investment income (loss)	(1.55)%H	(1.54)%I	(1.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	3.36	.18J	3.00
Total from investment operations	3.13	(.02)	2.87
Distributions from net realized gain	(.06)	(.10)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 15.84	$ 12.77	$ 12.88
Total ReturnB,C,D	24.59%	(.08)%	28.80%
Ratios to Average Net AssetsF,L
Expenses before reductions	2.20%	2.25%	2.24%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.17%A
Expenses net of all reductions	2.14%	2.10%	2.09%A
Net investment income (loss)	(1.55)%H	(1.54)%I	(1.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2007	2006	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.08)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	3.40	.19I	3.01
Total from investment operations	3.32	.12	2.97
Distributions from net realized gain	(.10)	(.18)	-
Redemption fees added to paid in capitalD	-L	.01	.01
Net asset value, end of period	$ 16.15	$ 12.93	$ 12.98
Total ReturnB,C	25.84%	1.01%	29.80%
Ratios to Average Net AssetsE,K
Expenses before reductions	1.10%	1.13%	1.16%A
Expenses net of fee waivers, if any	1.10%	1.13%	1.16%A
Expenses net of all reductions	1.09%	1.08%	1.08%A
Net investment income (loss)	(.50)%G	(.52)%H	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rateF	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	3.41	.19I	3.00
Total from investment operations	3.34	.12	2.96
Distributions from net realized gain	(.11)	(.18)	-
Redemption fees added to paid in capitalD	-L	.01	.01
Net asset value, end of period	$ 16.15	$ 12.92	$ 12.97
Total ReturnB,C	25.99%	.97%	29.70%
Ratios to Average Net AssetsE,K
Expenses before reductions	1.05%	1.10%	1.20%A
Expenses net of fee waivers, if any	1.05%	1.10%	1.18%A
Expenses net of all reductions	1.05%	1.05%	1.10%A
Net investment income (loss)	(.46)%G	(.49)%H	(.51)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rateF	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 129,971,651
Unrealized depreciation	(58,828,862)
Net unrealized appreciation (depreciation)	71,142,789
Undistributed ordinary income	57,565,363
Undistributed long-term capital gain	21,937,701

Cost for federal income tax purposes	$ 1,290,409,740

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 1,338,128	$ 3,779,478
Long-term Capital Gains	2,253,852	-
Total	$ 3,591,980	$ 3,779,478

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,308,851,948 and $702,065,964, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,375	$ 5,550
Class T	25%	.25%	122,504	2,290
Class B	.75%	.25%	58,534	44,526
Class C	.75%	.25%	191,961	66,624
			$ 434,374	$ 118,990

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% forClass B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,221
Class T	8,842
Class B*	10,153
Class C*	3,347
$ 57,563

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Small Cap Growth. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Growth shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 77,693.32
Class T	72,782.30
Class B	18,857.32
Class C	61,455.32
Small Cap Growth	1,696,137.24
Institutional Class	29,344.18
	$ 1,956,268

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,881 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,129 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $198,991.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 10,000
Class T	1.65%	5,786
Class B	2.15%	2,944
Class C	2.15%	9,325
Small Cap Growth	1.15%	26,889
		$ 54,944

Effective March 1, 2007 the expense limitation for Small Cap Growth class was eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,839 for the period. In addition,

Annual Report

9. Expense Reductions - continued

through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,868. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 50
Small Cap Growth	42,971
Institutional Class	85
$ 43,106

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 130,212	$ 79,077
Class T	118,024	63,628
Class B	24,691	16,300
Class C	74,047	71,634
Small Cap Growth	3,129,487	3,518,781
Institutional Class	115,519	30,058
Total	$ 3,591,980	$ 3,779,478

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	1,113,110	1,304,587	$ 17,060,734	$ 17,497,379
Reinvestment of distributions	8,925	5,381	119,928	70,354
Shares redeemed	(436,417)	(269,198)	(6,456,393)	(3,602,873)
Net increase (decrease)	685,618	1,040,770	$ 10,724,269	$ 13,964,860
Class T
Shares sold	607,092	1,397,985	$ 8,822,874	$ 18,995,409
Reinvestment of distributions	8,530	4,866	115,213	63,445
Shares redeemed	(459,339)	(314,634)	(6,905,798)	(4,188,261)
Net increase (decrease)	156,283	1,088,217	$ 2,032,289	$ 14,870,593
Class B
Shares sold	121,826	392,448	$ 1,800,582	$ 5,275,913
Reinvestment of distributions	1,705	1,204	23,112	15,614
Shares redeemed	(135,943)	(146,977)	(1,994,978)	(1,954,748)
Net increase (decrease)	(12,412)	246,675	$ (171,284)	$ 3,336,779
Class C
Shares sold	546,198	952,568	$ 8,014,853	$ 12,739,552
Reinvestment of distributions	5,178	5,289	70,286	68,594
Shares redeemed	(290,387)	(458,174)	(4,244,042)	(5,878,013)
Net increase (decrease)	260,989	499,683	$ 3,841,097	$ 6,930,133
Small Cap Growth
Shares sold	47,884,601	23,125,895	$ 736,795,086	$ 310,607,480
Reinvestment of distributions	213,315	226,620	2,867,099	2,968,828
Shares redeemed	(8,042,099)	(8,070,732)	(119,410,062)	(106,295,770)
Net increase (decrease)	40,055,817	15,281,783	$ 620,252,123	$ 207,280,538
Institutional Class
Shares sold	404,996	1,082,924	$ 6,086,460	$ 14,760,969
Reinvestment of distributions	7,296	1,705	97,691	22,327
Shares redeemed	(357,460)	(130,215)	(5,250,610)	(1,756,457)
Net increase (decrease)	54,832	954,414	$ 933,541	$ 13,026,839

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Lionel Harris (40)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Harris also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Harris worked as a research analyst, a high-income director of research, and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Name, Age; Principal Occupation
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	9/10/2007	9/7/2007	$0.00	$1.008
Class T	9/10/2007	9/7/2007	$0.00	$0.951
Class B	9/10/2007	9/7/2007	$0.00	$0.877
Class C	9/10/2007	9/7/2007	$0.00	$0.898

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $23,164,051, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 45% and Class T designates 94% of the dividend distributed in September 2006 as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 65% and Class T designates 100% of the dividend distributed in September 2006 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Class C ranked above its competitive median for 2006. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCP-UANN-0907
1.803713.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2007

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth-straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Growth Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Institutional Class	25.99%	20.05%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Institutional Class shares returned 25.99%, beating its benchmark, the Russell 2000 Growth Index, which rose 16.83%. Security selection in industrials - especially among capital goods stocks - was a huge positive, as was security selection in energy, which made up for an unhelpful overweighting there. In health care, the fund benefited from successful stock picks along with a significant underweighting in the pharmaceuticals/biotechnology/life science industry. My choices within financials also contributed. In contrast, very few sectors detracted, with some underperformance from consumer staples and utilities stocks. A modest cash allocation also hampered results. The portfolio's best-performing stock by far was an out-of-benchmark position in Western Refining. The backdrop for oil refiners such as Western remained extremely strong during the past year. Also outperforming was health care and non-benchmark stock Kos Pharmaceuticals - bought out before period end - and risk-management consultant Huron Consulting. An out-of-benchmark position in Omnicare was my biggest disappointment. The company struggled to overcome a variety of challenges, and I sold my position before period end. A missed opportunity was not owning benchmark component AK Steel, whose shares soared as steel prices continued to rise. Another recent laggard I sold was Sierra Health Services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,081.50	$ 7.23
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,080.30	$ 8.51
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,078.20	$ 11.08
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,077.60	$ 11.08
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Growth
Actual	$ 1,000.00	$ 1,083.20	$ 5.58
HypotheticalA	$ 1,000.00	$ 1,019.44	$ 5.41
Institutional Class
Actual	$ 1,000.00	$ 1,083.90	$ 5.27
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Growth	1.08%
Institutional Class	1.02%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Harris Corp.	1.5	1.4
Satyam Computer Services Ltd. sponsored ADR	1.5	1.1
Trimble Navigation Ltd.	1.4	1.0
Respironics, Inc.	1.3	1.1
Titanium Metals Corp.	1.3	0.9
j2 Global Communications, Inc.	1.3	1.4
Chattem, Inc.	1.3	0.8
VCA Antech, Inc.	1.3	1.1
Huron Consulting Group, Inc.	1.2	1.3
Flowserve Corp.	1.2	1.0
	13.3
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.4	27.5
Industrials	18.0	21.2
Health Care	16.9	13.6
Energy	10.7	9.0
Consumer Discretionary	9.3	11.5
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 95.9%		Stocks 96.2%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 3.8%
* Foreign investments	10.2%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 0.6%
WABCO Holdings, Inc. (f)	152,800	$ 7,334,400
Diversified Consumer Services - 0.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	162,000	9,575,820
Hotels, Restaurants & Leisure - 1.9%
Life Time Fitness, Inc. (a)(d)	131,900	6,782,298
McCormick & Schmick's Seafood Restaurants (a)	295,100	7,194,538
Ruth's Chris Steak House, Inc. (a)	602,700	10,077,144
		24,053,980
Media - 1.6%
Arbitron, Inc.	80,700	4,018,860
New Frontier Media, Inc.	643,044	5,459,444
R.H. Donnelley Corp. (a)	180,800	11,305,424
		20,783,728
Specialty Retail - 2.4%
Hibbett Sports, Inc. (a)	383,200	9,821,416
Payless ShoeSource, Inc. (a)	390,300	10,389,786
The Men's Wearhouse, Inc.	193,400	9,553,960
		29,765,162
Textiles, Apparel & Luxury Goods - 2.0%
Iconix Brand Group, Inc. (a)(d)	510,600	10,099,668
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	214,475	4,458,935
Volcom, Inc. (a)	293,900	10,427,572
		24,986,175
TOTAL CONSUMER DISCRETIONARY		116,499,265
CONSUMER STAPLES - 2.3%
Personal Products - 2.3%
Bare Escentuals, Inc.	240,000	6,770,400
Chattem, Inc. (a)	287,500	16,146,000
Physicians Formula Holdings, Inc.	389,805	5,827,585
		28,743,985
ENERGY - 10.7%
Energy Equipment & Services - 3.5%
Hanover Compressor Co. (a)	475,400	11,328,782
Hornbeck Offshore Services, Inc. (a)(d)	170,600	7,344,330
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
NATCO Group, Inc. Class A (a)	235,800	$ 10,915,182
Superior Energy Services, Inc. (a)	361,500	14,575,680
		44,163,974
Oil, Gas & Consumable Fuels - 7.2%
Cabot Oil & Gas Corp.	231,100	7,903,620
EXCO Resources, Inc. (a)	550,000	9,603,000
Forest Oil Corp. (a)	353,033	14,287,246
Foundation Coal Holdings, Inc.	175,800	6,126,630
Mariner Energy, Inc. (a)	456,210	9,639,717
Petrohawk Energy Corp. (a)	749,100	11,229,009
Range Resources Corp.	216,350	8,035,239
Tesoro Corp.	280,600	13,973,880
Western Refining, Inc.	175,700	9,751,350
		90,549,691
TOTAL ENERGY		134,713,665
FINANCIALS - 7.9%
Commercial Banks - 0.8%
UMB Financial Corp.	277,724	10,370,214
Consumer Finance - 1.1%
Cash America International, Inc.	175,400	6,423,148
Dollar Financial Corp. (a)	282,378	7,076,393
		13,499,541
Diversified Financial Services - 0.2%
Endeavor Acquisition Corp. (a)	225,700	2,493,985
Insurance - 4.5%
Aspen Insurance Holdings Ltd.	318,800	7,794,660
Max Capital Group Ltd.	312,075	8,148,278
National Financial Partners Corp.	275,200	12,758,272
StanCorp Financial Group, Inc.	186,982	8,780,675
Universal American Financial Corp. (a)	450,831	8,976,045
Willis Group Holdings Ltd.	252,600	10,253,034
		56,710,964
Real Estate Management & Development - 1.0%
CB Richard Ellis Group, Inc. Class A (a)	348,100	12,155,652
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Triad Guaranty, Inc. (a)	155,600	$ 4,289,892
TOTAL FINANCIALS		99,520,248
HEALTH CARE - 16.9%
Biotechnology - 0.2%
Cephalon, Inc. (a)	35,000	2,629,900
Health Care Equipment & Supplies - 7.1%
American Medical Systems Holdings, Inc. (a)(d)	579,700	10,596,916
ArthroCare Corp. (a)	155,700	7,881,534
Immucor, Inc. (a)	328,400	10,232,944
Integra LifeSciences Holdings Corp. (a)(d)	163,600	8,122,740
Inverness Medical Innovations, Inc. (a)	197,500	9,560,975
Mentor Corp. (d)	187,200	7,366,320
Meridian Bioscience, Inc.	285,000	6,364,050
Respironics, Inc. (a)	361,400	16,534,050
Shandong Weigao Group Medical Polymer Co. Ltd. (H shares)	1,440,000	3,576,205
Sirona Dental Systems, Inc. (a)(d)	245,500	8,680,880
		88,916,614
Health Care Providers & Services - 5.2%
Healthways, Inc. (a)(d)	207,418	9,064,167
Henry Schein, Inc. (a)	211,700	11,503,778
Humana, Inc. (a)	167,900	10,760,711
PSS World Medical, Inc. (a)	543,399	9,362,765
Sun Healthcare Group, Inc. (a)	610,800	8,258,016
VCA Antech, Inc. (a)	408,600	16,074,324
		65,023,761
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc. (a)(d)	300,000	6,825,000
Cerner Corp. (a)	123,500	6,529,445
		13,354,445
Life Sciences Tools & Services - 1.7%
Harvard Bioscience, Inc. (a)	448,000	2,302,720
ICON PLC sponsored ADR	149,890	7,010,355
Pharmaceutical Product Development, Inc.	353,400	11,838,900
		21,151,975
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.7%
Adams Respiratory Therapeutics, Inc. (a)(d)	263,100	$ 9,737,331
Medicis Pharmaceutical Corp. Class A	410,500	11,711,565
		21,448,896
TOTAL HEALTH CARE		212,525,591
INDUSTRIALS - 18.0%
Aerospace & Defense - 2.0%
Hexcel Corp. (a)(d)	604,200	13,135,308
Ladish Co., Inc. (a)	255,300	12,379,497
		25,514,805
Airlines - 0.5%
Delta Air Lines, Inc. (a)	359,700	6,409,854
Commercial Services & Supplies - 6.1%
American Reprographics Co. (a)(d)	256,300	6,386,996
CDI Corp.	399,200	11,293,368
Clean Harbors, Inc. (a)	187,500	9,005,625
CoStar Group, Inc. (a)(d)	181,736	9,268,536
Huron Consulting Group, Inc. (a)	229,000	15,555,970
InnerWorkings, Inc. (d)	424,300	5,664,405
Kenexa Corp. (a)	239,000	8,551,420
Navigant Consulting, Inc. (a)	691,500	10,891,125
		76,617,445
Construction & Engineering - 3.0%
Chicago Bridge & Iron Co. NV (NY Shares)	247,700	10,056,620
Fluor Corp.	113,200	13,075,732
Infrasource Services, Inc. (a)	233,200	8,073,384
Washington Group International, Inc. (a)	70,300	5,646,496
		36,852,232
Electrical Equipment - 1.9%
EnerSys (a)	482,200	8,727,820
Genlyte Group, Inc. (a)	117,300	8,160,561
Q-Cells AG (a)(d)	76,100	6,737,304
		23,625,685
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	261,600	8,899,632
Machinery - 3.1%
Bucyrus International, Inc. Class A (d)	222,400	14,135,744
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Flowserve Corp.	211,000	$ 15,248,970
IDEX Corp.	271,953	9,847,418
		39,232,132
Transportation Infrastructure - 0.7%
Quixote Corp. (e)	459,900	8,618,526
TOTAL INDUSTRIALS		225,770,311
INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 3.8%
F5 Networks, Inc. (a)	111,600	9,674,604
Harris Corp. (d)	356,700	19,575,693
Nice Systems Ltd. sponsored ADR (a)	216,500	7,192,130
Polycom, Inc. (a)	367,500	11,381,475
		47,823,902
Electronic Equipment & Instruments - 2.6%
Cogent, Inc. (a)(d)	578,000	7,693,180
ScanSource, Inc. (a)	285,600	7,662,648
Trimble Navigation Ltd. (a)	525,300	17,350,659
		32,706,487
Internet Software & Services - 3.5%
CyberSource Corp. (a)(d)	351,060	4,040,701
Equinix, Inc. (a)(d)	166,200	14,444,442
j2 Global Communications, Inc. (a)(d)	497,800	16,248,192
ValueClick, Inc. (a)	431,700	9,229,746
		43,963,081
IT Services - 6.0%
Authorize.Net Holdings, Inc. (a)	420,900	7,294,197
CACI International, Inc. Class A (a)	231,700	10,296,748
Datacash Group PLC	1,590,400	8,690,687
MoneyGram International, Inc.	389,400	9,964,746
Satyam Computer Services Ltd. sponsored ADR (d)	710,100	18,931,266
SI International, Inc. (a)	225,547	6,570,184
SRA International, Inc. Class A (a)	287,200	6,841,104
WNS Holdings Ltd. ADR (a)	310,500	7,762,500
		76,351,432
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.2%
California Micro Devices Corp. (a)	837,900	$ 3,753,792
Entegris, Inc. (a)	944,800	10,184,944
FormFactor, Inc. (a)	313,900	12,050,621
Hittite Microwave Corp. (a)	340,521	13,695,755
Microsemi Corp. (a)(d)	373,400	8,703,954
Rudolph Technologies, Inc. (a)	288,744	4,518,844
Tessera Technologies, Inc. (a)	297,900	12,252,627
		65,160,537
Software - 3.3%
Ansys, Inc. (a)	384,000	9,999,360
Blackbaud, Inc.	717,459	15,023,591
Business Objects SA sponsored ADR (a)	186,000	8,370,000
Fair Isaac Corp.	202,400	7,946,224
		41,339,175
TOTAL INFORMATION TECHNOLOGY		307,344,614
MATERIALS - 4.7%
Metals & Mining - 4.7%
Carpenter Technology Corp.	110,300	13,091,507
Meridian Gold, Inc. (a)	511,400	14,436,826
Reliance Steel & Aluminum Co.	275,700	14,485,278
Titanium Metals Corp. (a)(d)	493,500	16,492,770
		58,506,381
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Cbeyond, Inc. (a)	230,500	8,152,785
UTILITIES - 1.1%
Multi-Utilities - 1.1%
AEM SpA	2,153,700	7,211,347
CMS Energy Corp.	413,200	6,677,312
		13,888,659
TOTAL COMMON STOCKS (Cost $1,133,658,256)		1,205,665,504
Money Market Funds - 12.4%
	Shares	Value
Fidelity Cash Central Fund, 5.38% (b)	63,874,490	$ 63,874,490
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	92,012,535	92,012,535
TOTAL MONEY MARKET FUNDS (Cost $155,887,025)		155,887,025
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $1,289,545,281)		1,361,552,529
NET OTHER ASSETS - (8.3)%		(104,475,734)
NET ASSETS - 100%		$ 1,257,076,795
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,506,865
Fidelity Securities Lending Cash Central Fund	198,991
Total	$ 1,705,856
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sale Proceeds	Dividend Income	Value, end of period
Quixote Corp.	$ -	$ 9,171,364	$ -	$ 76,046	$ 8,618,526
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Bermuda	2.1%
India	1.5%
United Kingdom	1.3%
Canada	1.2%
Others (individually less than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $88,633,500) - See accompanying schedule: Unaffiliated issuers (cost $1,124,486,892)	$ 1,197,046,978
Fidelity Central Funds (cost $155,887,025)	155,887,025
Other affiliated issuers (cost $9,171,364)	8,618,526
Total Investments (cost $1,289,545,281)		$ 1,361,552,529
Cash		1,722,189
Receivable for investments sold		10,792,738
Receivable for fund shares sold		2,386,230
Dividends receivable		11,578
Distributions receivable from Fidelity Central Funds		253,144
Prepaid expenses		888
Other receivables		11,831
Total assets		1,376,731,127

Liabilities
Payable for investments purchased Regular delivery	$ 17,678,327
Delayed delivery	8,029,181
Payable for fund shares redeemed	782,233
Accrued management fee	801,876
Distribution fees payable	43,739
Other affiliated payables	256,045
Other payables and accrued expenses	50,396
Collateral on securities loaned, at value	92,012,535
Total liabilities		119,654,332

Net Assets		$ 1,257,076,795
Net Assets consist of:
Paid in capital		$ 1,103,854,866
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		81,214,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,006,999
Net Assets		$ 1,257,076,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($33,587,517 ÷ 2,090,838 shares)	$ 16.06

Maximum offering price per share (100/94.25 of $16.06)	$ 17.04
Class T: Net Asset Value and redemption price per share ($26,418,676 ÷ 1,649,872 shares)	$ 16.01

Maximum offering price per share (100/96.50 of $16.01)	$ 16.59
Class B: Net Asset Value and offering price per share ($6,242,258 ÷ 393,886 shares)A	$ 15.85

Class C: Net Asset Value and offering price per share ($22,347,810 ÷ 1,410,730 shares)A	$ 15.84

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,149,809,489 ÷ 71,180,036 shares)	$ 16.15

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,671,045 ÷ 1,156,200 shares)	$ 16.15

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends (including $76,046 earned from other affiliated issuers)		$ 2,689,721
Special dividends		308,003
Interest		6,819
Income from Fidelity Central Funds		1,705,856
Total income		4,710,399

Expenses
Management fee Basic fee	$ 5,656,543
Performance adjustment	721,094
Transfer agent fees	1,956,268
Distribution fees	434,374
Accounting and security lending fees	286,522
Custodian fees and expenses	29,858
Independent trustees' compensation	2,307
Registration fees	111,021
Audit	52,611
Legal	5,687
Miscellaneous	12,571
Total expenses before reductions	9,268,856
Expense reductions	(120,825)	9,148,031
Net investment income (loss)		(4,437,632)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,838,465
Foreign currency transactions	24,427
Total net realized gain (loss)		87,862,892
Change in net unrealized appreciation (depreciation) on: Investment securities	65,703,013
Assets and liabilities in foreign currencies	(249)
Total change in net unrealized appreciation (depreciation)		65,702,764
Net gain (loss)		153,565,656
Net increase (decrease) in net assets resulting from operations		$ 149,128,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,437,632)	$ (2,229,695)
Net realized gain (loss)	87,862,892	5,473,930
Change in net unrealized appreciation (depreciation)	65,702,764	(13,283,719)
Net increase (decrease) in net assets resulting from operations	149,128,024	(10,039,484)
Distributions to shareholders from net realized gain	(3,591,980)	(3,779,478)
Share transactions - net increase (decrease)	637,612,035	259,409,742
Redemption fees	160,118	233,448
Total increase (decrease) in net assets	783,308,197	245,824,228

Net Assets
Beginning of period	473,768,598	227,944,370
End of period	$ 1,257,076,795	$ 473,768,598

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.88	$ 12.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.12)H	(.10)I	(.07)
Net realized and unrealized gain (loss)	3.39	.18J	3.01
Total from investment operations	3.27	.08	2.94
Distributions from net realized gain	(.09)	(.16)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 16.06	$ 12.88	$ 12.95
Total ReturnB,C,D	25.52%	.70%	29.50%
Ratios to Average Net AssetsF,L
Expenses before reductions	1.44%	1.53%	1.55%A
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%A
Expenses net of all reductions	1.39%	1.35%	1.36%A
Net investment income (loss)	(.80)%H	(.79)%I	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,588	$ 18,104	$ 4,719
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.86	$ 12.93	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.16)H	(.14)I	(.09)
Net realized and unrealized gain (loss)	3.38	.19J	3.01
Total from investment operations	3.22	.05	2.92
Distributions from net realized gain	(.07)	(.13)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 16.01	$ 12.86	$ 12.93
Total ReturnB,C,D	25.18%	.48%	29.30%
Ratios to Average Net AssetsF,L
Expenses before reductions	1.67%	1.73%	1.79%A
Expenses net of fee waivers, if any	1.65%	1.65%	1.70%A
Expenses net of all reductions	1.65%	1.60%	1.61%A
Net investment income (loss)	(1.05)%H	(1.04)%I	(1.03)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,419	$ 19,205	$ 5,240
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 12.87	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	3.36	.19J	2.99
Total from investment operations	3.13	(.01)	2.86
Distributions from net realized gain	(.06)	(.09)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 15.85	$ 12.78	$ 12.87
Total ReturnB,C,D	24.57%	(.03)%	28.70%
Ratios to Average Net AssetsF,L
Expenses before reductions	2.20%	2.28%	2.33%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.20%A
Expenses net of all reductions	2.15%	2.10%	2.11%A
Net investment income (loss)	(1.55)%H	(1.54)%I	(1.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,242	$ 5,191	$ 2,055
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 12.77	$ 12.88	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.23)H	(.20)I	(.13)
Net realized and unrealized gain (loss)	3.36	.18J	3.00
Total from investment operations	3.13	(.02)	2.87
Distributions from net realized gain	(.06)	(.10)	-
Redemption fees added to paid in capitalE	-M	.01	.01
Net asset value, end of period	$ 15.84	$ 12.77	$ 12.88
Total ReturnB,C,D	24.59%	(.08)%	28.80%
Ratios to Average Net AssetsF,L
Expenses before reductions	2.20%	2.25%	2.24%A
Expenses net of fee waivers, if any	2.15%	2.15%	2.17%A
Expenses net of all reductions	2.14%	2.10%	2.09%A
Net investment income (loss)	(1.55)%H	(1.54)%I	(1.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,348	$ 14,682	$ 8,372
Portfolio turnover rateG	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

I Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

J The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

K For the period November 3, 2004 (commencement of operations) to July 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

M Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2007	2006	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 12.98	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.08)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	3.40	.19I	3.01
Total from investment operations	3.32	.12	2.97
Distributions from net realized gain	(.10)	(.18)	-
Redemption fees added to paid in capitalD	-L	.01	.01
Net asset value, end of period	$ 16.15	$ 12.93	$ 12.98
Total ReturnB,C	25.84%	1.01%	29.80%
Ratios to Average Net AssetsE,K
Expenses before reductions	1.10%	1.13%	1.16%A
Expenses net of fee waivers, if any	1.10%	1.13%	1.16%A
Expenses net of all reductions	1.09%	1.08%	1.08%A
Net investment income (loss)	(.50)%G	(.52)%H	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,149,809	$ 402,353	$ 205,652
Portfolio turnover rateF	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 12.92	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)G	(.07)H	(.04)
Net realized and unrealized gain (loss)	3.41	.19I	3.00
Total from investment operations	3.34	.12	2.96
Distributions from net realized gain	(.11)	(.18)	-
Redemption fees added to paid in capitalD	-L	.01	.01
Net asset value, end of period	$ 16.15	$ 12.92	$ 12.97
Total ReturnB,C	25.99%	.97%	29.70%
Ratios to Average Net AssetsE,K
Expenses before reductions	1.05%	1.10%	1.20%A
Expenses net of fee waivers, if any	1.05%	1.10%	1.18%A
Expenses net of all reductions	1.05%	1.05%	1.10%A
Net investment income (loss)	(.46)%G	(.49)%H	(.51)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,671	$ 14,233	$ 1,906
Portfolio turnover rateF	91%	129%	93%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

J For the period November 3, 2004 (commencement of operations) to July 31, 2005.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

L Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 129,971,651
Unrealized depreciation	(58,828,862)
Net unrealized appreciation (depreciation)	71,142,789
Undistributed ordinary income	57,565,363
Undistributed long-term capital gain	21,937,701

Cost for federal income tax purposes	$ 1,290,409,740

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 1,338,128	$ 3,779,478
Long-term Capital Gains	2,253,852	-
Total	$ 3,591,980	$ 3,779,478

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,308,851,948 and $702,065,964, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,375	$ 5,550
Class T	25%	.25%	122,504	2,290
Class B	.75%	.25%	58,534	44,526
Class C	.75%	.25%	191,961	66,624
			$ 434,374	$ 118,990

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% forClass B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,221
Class T	8,842
Class B*	10,153
Class C*	3,347
$ 57,563

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Small Cap Growth. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Growth shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 77,693.32
Class T	72,782.30
Class B	18,857.32
Class C	61,455.32
Small Cap Growth	1,696,137.24
Institutional Class	29,344.18
	$ 1,956,268

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,881 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,129 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $198,991.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 10,000
Class T	1.65%	5,786
Class B	2.15%	2,944
Class C	2.15%	9,325
Small Cap Growth	1.15%	26,889
		$ 54,944

Effective March 1, 2007 the expense limitation for Small Cap Growth class was eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,839 for the period. In addition,

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,868. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 50
Small Cap Growth	42,971
Institutional Class	85
$ 43,106

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 130,212	$ 79,077
Class T	118,024	63,628
Class B	24,691	16,300
Class C	74,047	71,634
Small Cap Growth	3,129,487	3,518,781
Institutional Class	115,519	30,058
Total	$ 3,591,980	$ 3,779,478

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	1,113,110	1,304,587	$ 17,060,734	$ 17,497,379
Reinvestment of distributions	8,925	5,381	119,928	70,354
Shares redeemed	(436,417)	(269,198)	(6,456,393)	(3,602,873)
Net increase (decrease)	685,618	1,040,770	$ 10,724,269	$ 13,964,860
Class T
Shares sold	607,092	1,397,985	$ 8,822,874	$ 18,995,409
Reinvestment of distributions	8,530	4,866	115,213	63,445
Shares redeemed	(459,339)	(314,634)	(6,905,798)	(4,188,261)
Net increase (decrease)	156,283	1,088,217	$ 2,032,289	$ 14,870,593
Class B
Shares sold	121,826	392,448	$ 1,800,582	$ 5,275,913
Reinvestment of distributions	1,705	1,204	23,112	15,614
Shares redeemed	(135,943)	(146,977)	(1,994,978)	(1,954,748)
Net increase (decrease)	(12,412)	246,675	$ (171,284)	$ 3,336,779
Class C
Shares sold	546,198	952,568	$ 8,014,853	$ 12,739,552
Reinvestment of distributions	5,178	5,289	70,286	68,594
Shares redeemed	(290,387)	(458,174)	(4,244,042)	(5,878,013)
Net increase (decrease)	260,989	499,683	$ 3,841,097	$ 6,930,133
Small Cap Growth
Shares sold	47,884,601	23,125,895	$ 736,795,086	$ 310,607,480
Reinvestment of distributions	213,315	226,620	2,867,099	2,968,828
Shares redeemed	(8,042,099)	(8,070,732)	(119,410,062)	(106,295,770)
Net increase (decrease)	40,055,817	15,281,783	$ 620,252,123	$ 207,280,538
Institutional Class
Shares sold	404,996	1,082,924	$ 6,086,460	$ 14,760,969
Reinvestment of distributions	7,296	1,705	97,691	22,327
Shares redeemed	(357,460)	(130,215)	(5,250,610)	(1,756,457)
Net increase (decrease)	54,832	954,414	$ 933,541	$ 13,026,839

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Lionel Harris (40)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Harris also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. Harris worked as a research analyst, a high-income director of research, and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Name, Age; Principal Occupation
Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Growth Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $1.04 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.00 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007, $23,164,051, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 29% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 41% of the dividend distributed in September 2006 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Growth (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Class C ranked above its competitive median for 2006. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCPI-UANN-0907
1.803721.102

(Fidelity Investment logo)(registered trademark)

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Small Cap Value's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Small Cap Value	14.96%	17.76%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Small Cap Value on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Hense, Portfolio Manager of Fidelity® Small Cap Value Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Small Cap Value was up 14.96% for the 12-month period ending July 31, 2007, significantly outperforming the Russell 2000 Value Index, which returned 7.67%. The fund was helped by holding an underweighting in banks and real estate investment trusts during the past six months when these stocks performed poorly. The fund also got a boost from good stock selection in the strong-performing industrials and energy sectors. On the other hand, poor security selection in the materials, health care and telecommunication services sectors dragged down performance. Underweighting the strong-performing telecommunication services sector hurt as well. Among the fund's top performers were real estate services provider Jones Lang LaSalle, engineering and construction firm Shaw Group, oil refinery Tesoro and Spanish systems integration and consulting firm Telvent. UAP Holding, a distributor of seeds and agricultural chemicals, also did well. In terms of individual detractors, pharmacy benefit management company Omnicare and Pantry, which owns convenience stores combined with gas stations, held back the fund's return. Center Financial, a bank that caters to the Chinese-American community, also hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,012.00	$ 6.98
Hypothetical A	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,010.60	$ 8.23
Hypothetical A	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,008.50	$ 10.71
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,007.80	$ 10.70
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value
Actual	$ 1,000.00	$ 1,013.30	$ 5.54
Hypothetical A	$ 1,000.00	$ 1,019.29	$ 5.56
Institutional Class
Actual	$ 1,000.00	$ 1,013.30	$ 5.44
Hypothetical A	$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Value	1.11%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Tesoro Corp.	3.2	2.4
Carpenter Technology Corp.	2.4	2.2
UAP Holding Corp.	1.9	1.8
Arris Group, Inc.	1.8	1.5
Jarden Corp.	1.8	1.9
Jones Lang LaSalle, Inc.	1.7	1.8
AAR Corp.	1.7	1.9
RC2 Corp.	1.7	1.7
Washington Group International, Inc.	1.6	1.0
Telvent GIT SA	1.6	1.1
	19.4
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.1	23.6
Information Technology	17.1	15.0
Industrials	17.0	15.3
Consumer Discretionary	11.9	13.0
Energy	10.6	8.0
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 98.1%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	7.6%	** Foreign investments	6.5%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.8%
Aftermarket Technology Corp. (a)	150,000	$ 4,552,500
ArvinMeritor, Inc.	175,000	3,470,250
Hawk Corp. Class A (a)	223,100	3,257,260
		11,280,010
Distributors - 0.4%
Building Materials Holding Corp. (d)	439,100	6,099,099
Hotels, Restaurants & Leisure - 1.5%
Pinnacle Entertainment, Inc. (a)	412,700	10,940,677
Red Robin Gourmet Burgers, Inc. (a)	140,000	5,399,800
Wyndham Worldwide Corp. (a)	150,000	5,047,500
		21,387,977
Household Durables - 2.7%
Directed Electronics, Inc. (a)	180,886	1,365,689
Ethan Allen Interiors, Inc. (d)	285,300	9,745,848
Jarden Corp. (a)(d)	684,600	24,734,598
Ryland Group, Inc.	55,000	1,828,750
		37,674,885
Leisure Equipment & Products - 1.7%
MarineMax, Inc. (a)	30,000	561,000
RC2 Corp. (a)	669,555	23,708,943
		24,269,943
Media - 1.0%
Charter Communications, Inc. Class A (a)	1,000,000	4,060,000
Sinclair Broadcast Group, Inc. Class A	720,500	9,395,320
		13,455,320
Multiline Retail - 0.0%
Retail Ventures, Inc. (a)	23,100	300,762
Specialty Retail - 2.3%
Asbury Automotive Group, Inc.	250,000	5,530,000
Gymboree Corp. (a)	270,000	11,623,500
Lithia Motors, Inc. Class A (sub. vtg.)	54,000	1,111,860
Mothers Work, Inc. (a)	78,600	1,744,920
Payless ShoeSource, Inc. (a)	200,000	5,324,000
Select Comfort Corp. (a)(d)	390,000	6,216,600
		31,550,880
Textiles, Apparel & Luxury Goods - 1.5%
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	505,000	10,498,950
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Steven Madden Ltd.	265,000	$ 7,473,000
Warnaco Group, Inc. (a)	90,000	3,249,900
		21,221,850
TOTAL CONSUMER DISCRETIONARY		167,240,726
CONSUMER STAPLES - 5.2%
Food & Staples Retailing - 1.1%
The Pantry, Inc. (a)	451,000	15,712,840
Food Products - 1.6%
Chiquita Brands International, Inc.	171,000	3,002,760
Diamond Foods, Inc.	395,400	6,496,422
Hain Celestial Group, Inc. (a)	140,000	3,792,600
Marine Harvest ASA (a)	7,155,000	9,046,862
		22,338,644
Household Products - 0.7%
Central Garden & Pet Co. Class A (non-vtg.) (a)	788,300	9,648,792
Personal Products - 1.8%
Physicians Formula Holdings, Inc.	68,100	1,018,095
Playtex Products, Inc. (a)	771,600	13,819,356
Prestige Brands Holdings, Inc. (a)	892,631	11,166,814
		26,004,265
TOTAL CONSUMER STAPLES		73,704,541
ENERGY - 10.6%
Energy Equipment & Services - 2.1%
Hornbeck Offshore Services, Inc. (a)	154,100	6,634,005
Oil States International, Inc. (a)	244,760	10,705,802
Superior Energy Services, Inc. (a)	290,000	11,692,800
		29,032,607
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	114,600	2,045,610
Cabot Oil & Gas Corp.	320,000	10,944,000
Forest Oil Corp. (a)	260,300	10,534,341
Mariner Energy, Inc. (a)	530,000	11,198,900
Petrohawk Energy Corp. (a)	790,000	11,842,100
Petroleum Development Corp. (a)	127,622	5,148,271
Southwestern Energy Co. (a)	320,000	13,001,600
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	907,600	$ 45,198,478
USEC, Inc. (a)	230,000	3,861,700
Western Refining, Inc.	110,000	6,105,000
		119,880,000
TOTAL ENERGY		148,912,607
FINANCIALS - 23.1%
Capital Markets - 1.6%
ACA Capital Holdings, Inc. (d)	88,600	518,310
American Capital Strategies Ltd. (d)	78,700	2,988,239
KBW, Inc. (d)	175,000	4,394,250
MF Global Ltd.	54,600	1,361,178
Penson Worldwide, Inc.	80,000	1,412,000
Piper Jaffray Companies (a)(d)	75,000	3,594,000
TradeStation Group, Inc. (a)	718,300	7,592,431
		21,860,408
Commercial Banks - 5.2%
Boston Private Financial Holdings, Inc. (d)	610,200	15,553,998
Cathay General Bancorp	266,520	8,158,177
Center Financial Corp., California	354,052	5,261,213
Colonial Bancgroup, Inc.	130,000	2,835,300
East West Bancorp, Inc.	28,800	1,055,808
First State Bancorp.	280,368	4,839,152
Hanmi Financial Corp.	195,040	2,828,080
Investors Bancorp, Inc. (a)(d)	190,000	2,285,700
Nara Bancorp, Inc.	183,270	2,705,065
South Financial Group, Inc.	340,000	7,330,400
Sterling Bancshares, Inc.	235,000	2,446,350
UCBH Holdings, Inc.	150,000	2,466,000
UMB Financial Corp.	195,000	7,281,300
Wintrust Financial Corp.	197,360	7,777,958
		72,824,501
Consumer Finance - 0.9%
Advanta Corp. Class B	97,500	2,501,850
Cash America International, Inc.	90,000	3,295,800
CompuCredit Corp. (a)(d)	55,000	1,443,750
Dollar Financial Corp. (a)	210,000	5,262,600
		12,504,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 1.1%
Endeavor Acquisition Corp. (a)(d)	341,000	$ 3,768,050
MarketAxess Holdings, Inc. (a)	450,000	7,474,500
Marlin Business Services Corp. (a)	220,779	4,302,983
		15,545,533
Insurance - 11.2%
American Equity Investment Life Holding Co.	1,039,506	11,798,393
Aspen Insurance Holdings Ltd.	360,200	8,806,890
Delphi Financial Group, Inc. Class A	172,850	6,943,385
HCC Insurance Holdings, Inc.	670,920	19,644,538
Infinity Property & Casualty Corp.	90,000	3,963,600
IPC Holdings Ltd.	573,740	14,234,489
Max Capital Group Ltd.	175,000	4,569,250
National Financial Partners Corp. (d)	456,300	21,154,068
Navigators Group, Inc. (a)	104,862	5,485,331
Ohio Casualty Corp.	80,500	3,494,505
PartnerRe Ltd.	30,000	2,130,900
Philadelphia Consolidated Holdings Corp. (a)	59,140	2,137,320
Platinum Underwriters Holdings Ltd.	329,700	10,946,040
Tower Group, Inc.	305,000	8,082,500
United America Indemnity Ltd. Class A (a)	91,022	1,955,153
Universal American Financial Corp. (a)	150,000	2,986,500
Willis Group Holdings Ltd.	195,000	7,915,050
Zenith National Insurance Corp.	524,000	21,148,640
		157,396,552
Real Estate Investment Trusts - 0.3%
Education Realty Trust, Inc.	158,300	2,081,645
GMH Communities Trust	264,100	2,218,440
		4,300,085
Real Estate Management & Development - 1.7%
Jones Lang LaSalle, Inc.	223,000	24,480,940
Thrifts & Mortgage Finance - 1.1%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	59,125	518,526
Downey Financial Corp. (d)	20,000	1,063,800
Farmer Mac Class C (non-vtg.)	140,000	3,917,200
Provident Financial Services, Inc.	100,000	1,410,000
Radian Group, Inc.	65,000	2,191,150
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Triad Guaranty, Inc. (a)	50,000	$ 1,378,500
Washington Federal, Inc.	210,000	4,731,300
		15,210,476
TOTAL FINANCIALS		324,122,495
HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.2%
Zoll Medical Corp. (a)	100,000	2,686,000
Health Care Providers & Services - 1.2%
Air Methods Corp. (a)	209,167	7,969,263
Capital Senior Living Corp. (a)	111,185	985,099
Omnicare, Inc.	50,000	1,658,000
Pediatrix Medical Group, Inc. (a)	100,000	5,396,000
		16,008,362
Life Sciences Tools & Services - 0.6%
ICON PLC sponsored ADR	178,720	8,358,734
Pharmaceuticals - 1.3%
Adams Respiratory Therapeutics, Inc. (a)	135,000	4,996,350
Valeant Pharmaceuticals International	880,000	13,807,200
		18,803,550
TOTAL HEALTH CARE		45,856,646
INDUSTRIALS - 17.0%
Aerospace & Defense - 3.1%
AAR Corp. (a)	802,300	23,932,609
DRS Technologies, Inc.	144,000	7,539,840
Hexcel Corp. (a)	250,200	5,439,348
Orbital Sciences Corp. (a)	325,000	6,886,750
		43,798,547
Air Freight & Logistics - 1.4%
Hub Group, Inc. Class A (a)	180,000	6,123,600
Park-Ohio Holdings Corp. (a)	401,646	9,976,887
UTI Worldwide, Inc.	160,000	4,020,800
		20,121,287
Airlines - 0.2%
AirTran Holdings, Inc. (a)(d)	310,000	3,050,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.8%
FTI Consulting, Inc. (a)	360,000	$ 14,770,800
IKON Office Solutions, Inc.	200,000	2,772,000
Interface, Inc. Class A	328,590	6,055,914
Navigant Consulting, Inc. (a)	125,000	1,968,750
Team, Inc. (a)	279,628	13,145,312
		38,712,776
Construction & Engineering - 3.6%
Infrasource Services, Inc. (a)	175,000	6,058,500
Shaw Group, Inc. (a)	418,000	22,245,960
Washington Group International, Inc. (a)	285,000	22,891,200
		51,195,660
Electrical Equipment - 1.3%
Belden, Inc.	320,000	17,529,600
Machinery - 1.2%
AGCO Corp. (a)	85,000	3,266,550
Bucyrus International, Inc. Class A	8,300	527,548
Force Protection, Inc. (a)(d)	470,000	7,379,000
Manitowoc Co., Inc.	76,520	5,943,308
		17,116,406
Road & Rail - 0.4%
YRC Worldwide, Inc. (a)	175,000	5,621,000
Trading Companies & Distributors - 3.0%
Kaman Corp.	223,822	7,495,799
Rush Enterprises, Inc. Class A (a)	90,000	2,515,500
UAP Holding Corp.	980,980	26,653,227
WESCO International, Inc. (a)	88,000	4,712,400
		41,376,926
TOTAL INDUSTRIALS		238,522,602
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 2.8%
Andrew Corp. (a)	330,000	4,639,800
Arris Group, Inc. (a)	1,685,000	24,971,700
Avocent Corp. (a)	80,000	2,188,000
Polycom, Inc. (a)	245,000	7,587,650
		39,387,150
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.9%
Brocade Communications Systems, Inc. (a)	1,385,000	$ 9,750,400
Diebold, Inc.	50,000	2,533,500
		12,283,900
Electronic Equipment & Instruments - 5.7%
Amphenol Corp. Class A	40,000	1,370,400
Benchmark Electronics, Inc. (a)	167,900	3,727,380
CTS Corp.	190,000	2,420,600
Ingram Micro, Inc. Class A (a)	837,700	16,795,885
Insight Enterprises, Inc. (a)	680,600	15,354,336
Mettler-Toledo International, Inc. (a)	113,700	10,819,692
SYNNEX Corp. (a)	85,000	1,727,200
Tektronix, Inc.	551,000	18,100,350
Vishay Intertechnology, Inc. (a)	677,491	10,507,885
		80,823,728
Internet Software & Services - 1.0%
j2 Global Communications, Inc. (a)	430,800	14,061,312
IT Services - 2.7%
CACI International, Inc. Class A (a)	135,000	5,999,400
ManTech International Corp. Class A (a)	105,000	3,429,300
MoneyGram International, Inc.	80,000	2,047,200
Ness Technologies, Inc. (a)	265,200	3,118,752
Telvent GIT SA	971,000	22,828,210
		37,422,862
Semiconductors & Semiconductor Equipment - 2.4%
ANADIGICS, Inc. (a)(d)	425,000	6,175,250
California Micro Devices Corp. (a)	253,000	1,133,440
Entegris, Inc. (a)	500,000	5,390,000
FormFactor, Inc. (a)	195,900	7,520,601
Integrated Device Technology, Inc. (a)	195,400	3,179,158
Microsemi Corp. (a)(d)	141,400	3,296,034
MKS Instruments, Inc. (a)	173,900	3,947,530
Rudolph Technologies, Inc. (a)	165,244	2,586,069
		33,228,082
Software - 1.6%
Blackbaud, Inc.	340,000	7,119,600
Quest Software, Inc. (a)	730,000	10,804,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Sonic Solutions, Inc. (a)	255,000	$ 2,850,900
THQ, Inc. (a)	70,000	2,013,200
		22,787,700
TOTAL INFORMATION TECHNOLOGY		239,994,734
MATERIALS - 6.1%
Chemicals - 1.4%
Airgas, Inc.	155,000	7,238,500
CF Industries Holdings, Inc.	115,000	6,610,200
H.B. Fuller Co.	175,000	4,835,250
OMNOVA Solutions, Inc. (a)	125,000	707,500
Tronox, Inc. Class A	47,900	569,531
		19,960,981
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	190,000	2,240,100
Metals & Mining - 4.5%
Carpenter Technology Corp.	280,000	33,233,200
Compass Minerals International, Inc.	441,466	14,497,743
Meridian Gold, Inc. (a)	428,400	12,093,736
Titanium Metals Corp. (a)	120,000	4,010,400
		63,835,079
TOTAL MATERIALS		86,036,160
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
General Communications, Inc. Class A (a)	290,000	3,337,900
Level 3 Communications, Inc. (a)	800,000	4,184,000
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	230,000	4,496,500
		12,018,400
UTILITIES - 2.9%
Electric Utilities - 1.1%
ITC Holdings Corp.	358,400	15,070,720
Maine & Maritimes Corp. (a)	10,170	275,912
		15,346,632
Independent Power Producers & Energy Traders - 0.5%
NRG Energy, Inc. (a)	168,000	6,476,400
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.3%
CMS Energy Corp.	707,500	$ 11,433,200
Integrys Energy Group, Inc.	155,000	7,670,950
		19,104,150
TOTAL UTILITIES		40,927,182
TOTAL COMMON STOCKS (Cost $1,243,321,810)		1,377,336,093
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.38% (b)	29,921,812	29,921,812
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	63,626,700	63,626,700
TOTAL MONEY MARKET FUNDS (Cost $93,548,512)		93,548,512
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,336,870,322)		1,470,884,605
NET OTHER ASSETS - (4.7)%		(66,376,569)
NET ASSETS - 100%		$ 1,404,508,036
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,332,676
Fidelity Securities Lending Cash Central Fund	574,407
Total	$ 2,907,083

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $61,245,338) - See accompanying schedule: Unaffiliated issuers (cost $1,243,321,810)	$ 1,377,336,093
Fidelity Central Funds (cost $93,548,512)	93,548,512
Total Investments (cost $1,336,870,322)		$ 1,470,884,605
Receivable for investments sold		4,800,185
Receivable for fund shares sold		2,028,784
Dividends receivable		420,385
Distributions receivable from Fidelity Central Funds		215,151
Prepaid expenses		2,044
Receivable from investment adviser for expense reductions		2,556
Other receivables		1,456
Total assets		1,478,355,166

Liabilities
Payable for investments purchased	$ 5,969,420
Payable for fund shares redeemed	2,729,587
Accrued management fee	1,050,191
Distribution fees payable	77,896
Other affiliated payables	342,208
Other payables and accrued expenses	51,128
Collateral on securities loaned, at value	63,626,700
Total liabilities		73,847,130

Net Assets		$ 1,404,508,036
Net Assets consist of:
Paid in capital		$ 1,227,191,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		43,301,773
Net unrealized appreciation (depreciation) on investments		134,014,283
Net Assets		$ 1,404,508,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($61,356,936 ÷ 4,278,520 shares)	$ 14.34

Maximum offering price per share (100/94.25 of $14.34)	$ 15.21
Class T: Net Asset Value and redemption price per share ($51,518,120 ÷ 3,607,221 shares)	$ 14.28

Maximum offering price per share (100/96.50 of $14.28)	$ 14.80
Class B: Net Asset Value and offering price per share ($12,075,406 ÷ 851,177 shares)A	$ 14.19

Class C: Net Asset Value and offering price per share ($34,155,119 ÷ 2,407,204 shares)A	$ 14.19

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,233,808,057 ÷ 85,510,937 shares)	$ 14.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,594,398 ÷ 803,667 shares)	$ 14.43
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 9,751,207
Interest		1,960
Income from Fidelity Central Funds		2,907,083
Total income		12,660,250

Expenses
Management fee Basic fee	$ 9,391,047
Performance adjustment	1,453,969
Transfer agent fees	3,238,967
Distribution fees	826,786
Accounting and security lending fees	435,846
Custodian fees and expenses	39,260
Independent trustees' compensation	4,149
Registration fees	121,175
Audit	55,232
Legal	11,142
Miscellaneous	28,936
Total expenses before reductions	15,606,509
Expense reductions	(124,894)	15,481,615
Net investment income (loss)		(2,821,365)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,292,629
Foreign currency transactions	8,949
Total net realized gain (loss)		58,301,578
Change in net unrealized appreciation (depreciation) on: Investment securities	108,216,200
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		108,216,572
Net gain (loss)		166,518,150
Net increase (decrease) in net assets resulting from operations		$ 163,696,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,821,365)	$ 38,256
Net realized gain (loss)	58,301,578	59,284,810
Change in net unrealized appreciation (depreciation)	108,216,572	(30,701,367)
Net increase (decrease) in net assets resulting from operations	163,696,785	28,621,699
Distributions to shareholders from net investment income	-	(633,037)
Distributions to shareholders from net realized gain	(55,419,267)	(20,371,695)
Total distributions	(55,419,267)	(21,004,732)
Share transactions - net increase (decrease)	206,517,786	457,176,942
Redemption fees	174,668	517,538
Total increase (decrease) in net assets	314,969,972	465,311,447

Net Assets
Beginning of period	1,089,538,064	624,226,617
End of period	$ 1,404,508,036	$ 1,089,538,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.90	.74	2.84
Total from investment operations	1.84	.71	2.80
Distributions from net investment income	-	-	(.01)
Distributions from net realized gain	(.67)	(.35)	-
Total distributions	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.36%	1.38% A
Net investment income (loss)	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	1.90	.74	2.83
Total from investment operations	1.80	.67	2.77
Distributions from net realized gain	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.61%	1.62% A
Net investment income (loss)	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	1.90	.74	2.82
Total from investment operations	1.73	.61	2.72
Distributions from net realized gain	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.11%	2.13% A
Net investment income (loss)	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	1.90	.74	2.83
Total from investment operations	1.73	.61	2.73
Distributions from net realized gain	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.11%	2.11% A
Net investment income (loss)	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	1.91	.74	2.84
Total from investment operations	1.89	.75	2.83
Distributions from net investment income	-	(.01)	(.01)
Distributions from net realized gain	(.68)	(.36)	-
Total distributions	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.11%	1.06%	.99% A
Net investment income (loss)	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	1.91	.74	2.84
Total from investment operations	1.89	.75	2.83
Distributions from net investment income	-	(.01)	(.01)
Distributions from net realized gain	(.68)	(.36)	-
Total distributions	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.10%	1.05%	1.01% A
Net investment income (loss)	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005..

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 221,224,167
Unrealized depreciation	(87,439,775)
Net unrealized appreciation (depreciation)	133,784,392
Undistributed ordinary income	1,429,895
Undistributed long-term capital gain	35,852,159

Cost for federal income tax purposes	$ 1,337,100,213

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 15,936,394	$ 21,004,732
Long-term Capital Gains	39,482,873	-
Total	$ 55,419,267	$ 21,004,732

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,035,796,031 and $851,598,507, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 132,888	$ 15,618
Class T	.25%	.25%	255,228	3,596
Class B	.75%	.25%	119,704	90,112
Class C	.75%	.25%	318,966	118,809
			$ 826,786	$ 228,135

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,420
Class T	20,737
Class B*	20,164
Class C*	6,183
$ 125,504

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Small Cap Value. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Value shares. FIIOC and FSC receive account fees and asset-based fees that vary according to

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 169,502.32
Class T	142,472.28
Class B	38,602.32
Class C	102,201.32
Small Cap Value	2,761,176.24
Institutional Class	25,014.22
	$ 3,238,967

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,149 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,273 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Net income from lending portfolio securities during the period amounted to $574,407.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 25,098
Class T	1.65%	3,109
Class B	2.15%	6,125
Class C	2.15%	15,677
		$ 50,009

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,697 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $799. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 472
Small Cap Value	55,667
Institutional Class	27
$ 56,166

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has reimbursed the Fund for related audit and legal expenses and, beginning in June 2007, remediated affected shareholders.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Small Cap Value	-	627,853
Institutional Class	-	5,184
Total	$ -	$ 633,037

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows - continued

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 2,137,128	$ 349,740
Class T	2,317,701	411,098
Class B	493,632	108,502
Class C	1,276,323	314,711
Small Cap Value	48,691,674	19,037,825
Institutional Class	502,809	149,819
Total	$ 55,419,267	$ 20,371,695

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,083,427	2,792,696	$ 29,477,855	$ 37,292,766
Reinvestment of distributions	153,067	23,154	1,967,811	292,886
Shares redeemed	(990,255)	(517,416)	(13,986,913)	(6,894,256)
Net increase (decrease)	1,246,239	2,298,434	$ 17,458,753	$ 30,691,396
Class T
Shares sold	1,416,878	2,906,186	$ 19,764,686	$ 38,920,414
Reinvestment of distributions	158,416	20,934	2,031,495	264,080
Shares redeemed	(1,429,554)	(461,271)	(20,059,646)	(6,059,837)
Net increase (decrease)	145,740	2,465,849	$ 1,736,535	$ 33,124,657
Class B
Shares sold	297,938	646,292	$ 4,153,087	$ 8,494,362
Reinvestment of distributions	34,686	7,808	444,445	98,271
Shares redeemed	(263,033)	(181,273)	(3,714,165)	(2,424,583)
Net increase (decrease)	69,591	472,827	$ 883,367	$ 6,168,050
Class C
Shares sold	834,910	1,647,798	$ 11,698,988	$ 21,781,876
Reinvestment of distributions	84,926	23,044	1,089,287	289,929
Shares redeemed	(562,438)	(542,172)	(7,834,552)	(7,009,701)
Net increase (decrease)	357,398	1,128,670	$ 4,953,723	$ 15,062,104

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Small Cap Value
Shares sold	42,235,359	53,704,430	$ 595,504,607	$ 714,692,056
Reinvestment of distributions	3,617,365	1,502,190	46,609,140	19,027,647
Shares redeemed	(32,779,622)	(28,179,009)	(461,808,869)	(367,110,557)
Net increase (decrease)	13,073,102	27,027,611	$ 180,304,878	$ 366,609,146
Institutional Class
Shares sold	309,983	585,637	$ 4,413,286	$ 7,784,992
Reinvestment of distributions	23,286	4,421	300,279	56,037
Shares redeemed	(242,217)	(170,544)	(3,533,035)	(2,319,440)
Net increase (decrease)	91,052	419,514	$ 1,180,530	$ 5,521,589

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Small Cap Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Small Cap Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas Hense (43)

Year of Election or Appointment: 2006
Vice President of Small Cap Value. Prior to assuming his current responsibilities, Mr. Hense worked as a research analyst, co-director of equity research, and a portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of Small Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Small Cap Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Small Cap Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Small Cap Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Value Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $0.398 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007 $47,404,920, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 24% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 26% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Class C ranked above its competitive median for 2006. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SCV-UANN-0907
1.803705.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2007

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Value Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Class A (incl. 5.75% sales charge)	8.00%	14.87%
Class T (incl. 3.50% sales charge)	10.34%	15.59%
Class B (incl. contingent deferred sales charge) B	8.78%	15.68%
Class C (incl. contingent deferred sales charge) C	12.77%	16.53%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Fidelity Advisor Small Cap Value Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Class T on November 3, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Hense, Portfolio Manager of Fidelity Advisor Small Cap Value Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares gained 14.59%, 14.34%, 13.78% and 13.77%, respectively (excluding sales charges), significantly outperforming the Russell 2000 Value Index, which returned 7.67%. The fund was helped by holding an underweighting in banks and real estate investment trusts during the past six months when these stocks performed poorly. The fund also got a boost from good stock selection in the strong-performing industrials and energy sectors. On the other hand, poor security selection in the materials, health care and telecommunication services sectors dragged down performance. Underweighting the strong-performing telecommunication services sector hurt as well. Among the fund's top performers were real estate services provider Jones Lang LaSalle, engineering and construction firm Shaw Group, oil refinery Tesoro and Spanish systems integration and consulting firm Telvent. UAP Holding, a distributor of seeds and agricultural chemicals, also did well. In terms of individual detractors, pharmacy benefit management company Omnicare and Pantry, which owns convenience stores combined with gas stations, held back the fund's return. Center Financial, a bank that caters to the Chinese-American community, also hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,012.00	$ 6.98
Hypothetical A	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,010.60	$ 8.23
Hypothetical A	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,008.50	$ 10.71
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,007.80	$ 10.70
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value
Actual	$ 1,000.00	$ 1,013.30	$ 5.54
Hypothetical A	$ 1,000.00	$ 1,019.29	$ 5.56
Institutional Class
Actual	$ 1,000.00	$ 1,013.30	$ 5.44
Hypothetical A	$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Value	1.11%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Tesoro Corp.	3.2	2.4
Carpenter Technology Corp.	2.4	2.2
UAP Holding Corp.	1.9	1.8
Arris Group, Inc.	1.8	1.5
Jarden Corp.	1.8	1.9
Jones Lang LaSalle, Inc.	1.7	1.8
AAR Corp.	1.7	1.9
RC2 Corp.	1.7	1.7
Washington Group International, Inc.	1.6	1.0
Telvent GIT SA	1.6	1.1
	19.4
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.1	23.6
Information Technology	17.1	15.0
Industrials	17.0	15.3
Consumer Discretionary	11.9	13.0
Energy	10.6	8.0
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 98.1%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	7.6%	** Foreign investments	6.5%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.8%
Aftermarket Technology Corp. (a)	150,000	$ 4,552,500
ArvinMeritor, Inc.	175,000	3,470,250
Hawk Corp. Class A (a)	223,100	3,257,260
		11,280,010
Distributors - 0.4%
Building Materials Holding Corp. (d)	439,100	6,099,099
Hotels, Restaurants & Leisure - 1.5%
Pinnacle Entertainment, Inc. (a)	412,700	10,940,677
Red Robin Gourmet Burgers, Inc. (a)	140,000	5,399,800
Wyndham Worldwide Corp. (a)	150,000	5,047,500
		21,387,977
Household Durables - 2.7%
Directed Electronics, Inc. (a)	180,886	1,365,689
Ethan Allen Interiors, Inc. (d)	285,300	9,745,848
Jarden Corp. (a)(d)	684,600	24,734,598
Ryland Group, Inc.	55,000	1,828,750
		37,674,885
Leisure Equipment & Products - 1.7%
MarineMax, Inc. (a)	30,000	561,000
RC2 Corp. (a)	669,555	23,708,943
		24,269,943
Media - 1.0%
Charter Communications, Inc. Class A (a)	1,000,000	4,060,000
Sinclair Broadcast Group, Inc. Class A	720,500	9,395,320
		13,455,320
Multiline Retail - 0.0%
Retail Ventures, Inc. (a)	23,100	300,762
Specialty Retail - 2.3%
Asbury Automotive Group, Inc.	250,000	5,530,000
Gymboree Corp. (a)	270,000	11,623,500
Lithia Motors, Inc. Class A (sub. vtg.)	54,000	1,111,860
Mothers Work, Inc. (a)	78,600	1,744,920
Payless ShoeSource, Inc. (a)	200,000	5,324,000
Select Comfort Corp. (a)(d)	390,000	6,216,600
		31,550,880
Textiles, Apparel & Luxury Goods - 1.5%
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	505,000	10,498,950
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Steven Madden Ltd.	265,000	$ 7,473,000
Warnaco Group, Inc. (a)	90,000	3,249,900
		21,221,850
TOTAL CONSUMER DISCRETIONARY		167,240,726
CONSUMER STAPLES - 5.2%
Food & Staples Retailing - 1.1%
The Pantry, Inc. (a)	451,000	15,712,840
Food Products - 1.6%
Chiquita Brands International, Inc.	171,000	3,002,760
Diamond Foods, Inc.	395,400	6,496,422
Hain Celestial Group, Inc. (a)	140,000	3,792,600
Marine Harvest ASA (a)	7,155,000	9,046,862
		22,338,644
Household Products - 0.7%
Central Garden & Pet Co. Class A (non-vtg.) (a)	788,300	9,648,792
Personal Products - 1.8%
Physicians Formula Holdings, Inc.	68,100	1,018,095
Playtex Products, Inc. (a)	771,600	13,819,356
Prestige Brands Holdings, Inc. (a)	892,631	11,166,814
		26,004,265
TOTAL CONSUMER STAPLES		73,704,541
ENERGY - 10.6%
Energy Equipment & Services - 2.1%
Hornbeck Offshore Services, Inc. (a)	154,100	6,634,005
Oil States International, Inc. (a)	244,760	10,705,802
Superior Energy Services, Inc. (a)	290,000	11,692,800
		29,032,607
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	114,600	2,045,610
Cabot Oil & Gas Corp.	320,000	10,944,000
Forest Oil Corp. (a)	260,300	10,534,341
Mariner Energy, Inc. (a)	530,000	11,198,900
Petrohawk Energy Corp. (a)	790,000	11,842,100
Petroleum Development Corp. (a)	127,622	5,148,271
Southwestern Energy Co. (a)	320,000	13,001,600
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	907,600	$ 45,198,478
USEC, Inc. (a)	230,000	3,861,700
Western Refining, Inc.	110,000	6,105,000
		119,880,000
TOTAL ENERGY		148,912,607
FINANCIALS - 23.1%
Capital Markets - 1.6%
ACA Capital Holdings, Inc. (d)	88,600	518,310
American Capital Strategies Ltd. (d)	78,700	2,988,239
KBW, Inc. (d)	175,000	4,394,250
MF Global Ltd.	54,600	1,361,178
Penson Worldwide, Inc.	80,000	1,412,000
Piper Jaffray Companies (a)(d)	75,000	3,594,000
TradeStation Group, Inc. (a)	718,300	7,592,431
		21,860,408
Commercial Banks - 5.2%
Boston Private Financial Holdings, Inc. (d)	610,200	15,553,998
Cathay General Bancorp	266,520	8,158,177
Center Financial Corp., California	354,052	5,261,213
Colonial Bancgroup, Inc.	130,000	2,835,300
East West Bancorp, Inc.	28,800	1,055,808
First State Bancorp.	280,368	4,839,152
Hanmi Financial Corp.	195,040	2,828,080
Investors Bancorp, Inc. (a)(d)	190,000	2,285,700
Nara Bancorp, Inc.	183,270	2,705,065
South Financial Group, Inc.	340,000	7,330,400
Sterling Bancshares, Inc.	235,000	2,446,350
UCBH Holdings, Inc.	150,000	2,466,000
UMB Financial Corp.	195,000	7,281,300
Wintrust Financial Corp.	197,360	7,777,958
		72,824,501
Consumer Finance - 0.9%
Advanta Corp. Class B	97,500	2,501,850
Cash America International, Inc.	90,000	3,295,800
CompuCredit Corp. (a)(d)	55,000	1,443,750
Dollar Financial Corp. (a)	210,000	5,262,600
		12,504,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 1.1%
Endeavor Acquisition Corp. (a)(d)	341,000	$ 3,768,050
MarketAxess Holdings, Inc. (a)	450,000	7,474,500
Marlin Business Services Corp. (a)	220,779	4,302,983
		15,545,533
Insurance - 11.2%
American Equity Investment Life Holding Co.	1,039,506	11,798,393
Aspen Insurance Holdings Ltd.	360,200	8,806,890
Delphi Financial Group, Inc. Class A	172,850	6,943,385
HCC Insurance Holdings, Inc.	670,920	19,644,538
Infinity Property & Casualty Corp.	90,000	3,963,600
IPC Holdings Ltd.	573,740	14,234,489
Max Capital Group Ltd.	175,000	4,569,250
National Financial Partners Corp. (d)	456,300	21,154,068
Navigators Group, Inc. (a)	104,862	5,485,331
Ohio Casualty Corp.	80,500	3,494,505
PartnerRe Ltd.	30,000	2,130,900
Philadelphia Consolidated Holdings Corp. (a)	59,140	2,137,320
Platinum Underwriters Holdings Ltd.	329,700	10,946,040
Tower Group, Inc.	305,000	8,082,500
United America Indemnity Ltd. Class A (a)	91,022	1,955,153
Universal American Financial Corp. (a)	150,000	2,986,500
Willis Group Holdings Ltd.	195,000	7,915,050
Zenith National Insurance Corp.	524,000	21,148,640
		157,396,552
Real Estate Investment Trusts - 0.3%
Education Realty Trust, Inc.	158,300	2,081,645
GMH Communities Trust	264,100	2,218,440
		4,300,085
Real Estate Management & Development - 1.7%
Jones Lang LaSalle, Inc.	223,000	24,480,940
Thrifts & Mortgage Finance - 1.1%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	59,125	518,526
Downey Financial Corp. (d)	20,000	1,063,800
Farmer Mac Class C (non-vtg.)	140,000	3,917,200
Provident Financial Services, Inc.	100,000	1,410,000
Radian Group, Inc.	65,000	2,191,150
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Triad Guaranty, Inc. (a)	50,000	$ 1,378,500
Washington Federal, Inc.	210,000	4,731,300
		15,210,476
TOTAL FINANCIALS		324,122,495
HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.2%
Zoll Medical Corp. (a)	100,000	2,686,000
Health Care Providers & Services - 1.2%
Air Methods Corp. (a)	209,167	7,969,263
Capital Senior Living Corp. (a)	111,185	985,099
Omnicare, Inc.	50,000	1,658,000
Pediatrix Medical Group, Inc. (a)	100,000	5,396,000
		16,008,362
Life Sciences Tools & Services - 0.6%
ICON PLC sponsored ADR	178,720	8,358,734
Pharmaceuticals - 1.3%
Adams Respiratory Therapeutics, Inc. (a)	135,000	4,996,350
Valeant Pharmaceuticals International	880,000	13,807,200
		18,803,550
TOTAL HEALTH CARE		45,856,646
INDUSTRIALS - 17.0%
Aerospace & Defense - 3.1%
AAR Corp. (a)	802,300	23,932,609
DRS Technologies, Inc.	144,000	7,539,840
Hexcel Corp. (a)	250,200	5,439,348
Orbital Sciences Corp. (a)	325,000	6,886,750
		43,798,547
Air Freight & Logistics - 1.4%
Hub Group, Inc. Class A (a)	180,000	6,123,600
Park-Ohio Holdings Corp. (a)	401,646	9,976,887
UTI Worldwide, Inc.	160,000	4,020,800
		20,121,287
Airlines - 0.2%
AirTran Holdings, Inc. (a)(d)	310,000	3,050,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.8%
FTI Consulting, Inc. (a)	360,000	$ 14,770,800
IKON Office Solutions, Inc.	200,000	2,772,000
Interface, Inc. Class A	328,590	6,055,914
Navigant Consulting, Inc. (a)	125,000	1,968,750
Team, Inc. (a)	279,628	13,145,312
		38,712,776
Construction & Engineering - 3.6%
Infrasource Services, Inc. (a)	175,000	6,058,500
Shaw Group, Inc. (a)	418,000	22,245,960
Washington Group International, Inc. (a)	285,000	22,891,200
		51,195,660
Electrical Equipment - 1.3%
Belden, Inc.	320,000	17,529,600
Machinery - 1.2%
AGCO Corp. (a)	85,000	3,266,550
Bucyrus International, Inc. Class A	8,300	527,548
Force Protection, Inc. (a)(d)	470,000	7,379,000
Manitowoc Co., Inc.	76,520	5,943,308
		17,116,406
Road & Rail - 0.4%
YRC Worldwide, Inc. (a)	175,000	5,621,000
Trading Companies & Distributors - 3.0%
Kaman Corp.	223,822	7,495,799
Rush Enterprises, Inc. Class A (a)	90,000	2,515,500
UAP Holding Corp.	980,980	26,653,227
WESCO International, Inc. (a)	88,000	4,712,400
		41,376,926
TOTAL INDUSTRIALS		238,522,602
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 2.8%
Andrew Corp. (a)	330,000	4,639,800
Arris Group, Inc. (a)	1,685,000	24,971,700
Avocent Corp. (a)	80,000	2,188,000
Polycom, Inc. (a)	245,000	7,587,650
		39,387,150
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.9%
Brocade Communications Systems, Inc. (a)	1,385,000	$ 9,750,400
Diebold, Inc.	50,000	2,533,500
		12,283,900
Electronic Equipment & Instruments - 5.7%
Amphenol Corp. Class A	40,000	1,370,400
Benchmark Electronics, Inc. (a)	167,900	3,727,380
CTS Corp.	190,000	2,420,600
Ingram Micro, Inc. Class A (a)	837,700	16,795,885
Insight Enterprises, Inc. (a)	680,600	15,354,336
Mettler-Toledo International, Inc. (a)	113,700	10,819,692
SYNNEX Corp. (a)	85,000	1,727,200
Tektronix, Inc.	551,000	18,100,350
Vishay Intertechnology, Inc. (a)	677,491	10,507,885
		80,823,728
Internet Software & Services - 1.0%
j2 Global Communications, Inc. (a)	430,800	14,061,312
IT Services - 2.7%
CACI International, Inc. Class A (a)	135,000	5,999,400
ManTech International Corp. Class A (a)	105,000	3,429,300
MoneyGram International, Inc.	80,000	2,047,200
Ness Technologies, Inc. (a)	265,200	3,118,752
Telvent GIT SA	971,000	22,828,210
		37,422,862
Semiconductors & Semiconductor Equipment - 2.4%
ANADIGICS, Inc. (a)(d)	425,000	6,175,250
California Micro Devices Corp. (a)	253,000	1,133,440
Entegris, Inc. (a)	500,000	5,390,000
FormFactor, Inc. (a)	195,900	7,520,601
Integrated Device Technology, Inc. (a)	195,400	3,179,158
Microsemi Corp. (a)(d)	141,400	3,296,034
MKS Instruments, Inc. (a)	173,900	3,947,530
Rudolph Technologies, Inc. (a)	165,244	2,586,069
		33,228,082
Software - 1.6%
Blackbaud, Inc.	340,000	7,119,600
Quest Software, Inc. (a)	730,000	10,804,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Sonic Solutions, Inc. (a)	255,000	$ 2,850,900
THQ, Inc. (a)	70,000	2,013,200
		22,787,700
TOTAL INFORMATION TECHNOLOGY		239,994,734
MATERIALS - 6.1%
Chemicals - 1.4%
Airgas, Inc.	155,000	7,238,500
CF Industries Holdings, Inc.	115,000	6,610,200
H.B. Fuller Co.	175,000	4,835,250
OMNOVA Solutions, Inc. (a)	125,000	707,500
Tronox, Inc. Class A	47,900	569,531
		19,960,981
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	190,000	2,240,100
Metals & Mining - 4.5%
Carpenter Technology Corp.	280,000	33,233,200
Compass Minerals International, Inc.	441,466	14,497,743
Meridian Gold, Inc. (a)	428,400	12,093,736
Titanium Metals Corp. (a)	120,000	4,010,400
		63,835,079
TOTAL MATERIALS		86,036,160
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
General Communications, Inc. Class A (a)	290,000	3,337,900
Level 3 Communications, Inc. (a)	800,000	4,184,000
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	230,000	4,496,500
		12,018,400
UTILITIES - 2.9%
Electric Utilities - 1.1%
ITC Holdings Corp.	358,400	15,070,720
Maine & Maritimes Corp. (a)	10,170	275,912
		15,346,632
Independent Power Producers & Energy Traders - 0.5%
NRG Energy, Inc. (a)	168,000	6,476,400
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.3%
CMS Energy Corp.	707,500	$ 11,433,200
Integrys Energy Group, Inc.	155,000	7,670,950
		19,104,150
TOTAL UTILITIES		40,927,182
TOTAL COMMON STOCKS (Cost $1,243,321,810)		1,377,336,093
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.38% (b)	29,921,812	29,921,812
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	63,626,700	63,626,700
TOTAL MONEY MARKET FUNDS (Cost $93,548,512)		93,548,512
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,336,870,322)		1,470,884,605
NET OTHER ASSETS - (4.7)%		(66,376,569)
NET ASSETS - 100%		$ 1,404,508,036
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,332,676
Fidelity Securities Lending Cash Central Fund	574,407
Total	$ 2,907,083

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $61,245,338) - See accompanying schedule: Unaffiliated issuers (cost $1,243,321,810)	$ 1,377,336,093
Fidelity Central Funds (cost $93,548,512)	93,548,512
Total Investments (cost $1,336,870,322)		$ 1,470,884,605
Receivable for investments sold		4,800,185
Receivable for fund shares sold		2,028,784
Dividends receivable		420,385
Distributions receivable from Fidelity Central Funds		215,151
Prepaid expenses		2,044
Receivable from investment adviser for expense reductions		2,556
Other receivables		1,456
Total assets		1,478,355,166

Liabilities
Payable for investments purchased	$ 5,969,420
Payable for fund shares redeemed	2,729,587
Accrued management fee	1,050,191
Distribution fees payable	77,896
Other affiliated payables	342,208
Other payables and accrued expenses	51,128
Collateral on securities loaned, at value	63,626,700
Total liabilities		73,847,130

Net Assets		$ 1,404,508,036
Net Assets consist of:
Paid in capital		$ 1,227,191,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		43,301,773
Net unrealized appreciation (depreciation) on investments		134,014,283
Net Assets		$ 1,404,508,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($61,356,936 ÷ 4,278,520 shares)	$ 14.34

Maximum offering price per share (100/94.25 of $14.34)	$ 15.21
Class T: Net Asset Value and redemption price per share ($51,518,120 ÷ 3,607,221 shares)	$ 14.28

Maximum offering price per share (100/96.50 of $14.28)	$ 14.80
Class B: Net Asset Value and offering price per share ($12,075,406 ÷ 851,177 shares)A	$ 14.19

Class C: Net Asset Value and offering price per share ($34,155,119 ÷ 2,407,204 shares)A	$ 14.19

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,233,808,057 ÷ 85,510,937 shares)	$ 14.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,594,398 ÷ 803,667 shares)	$ 14.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 9,751,207
Interest		1,960
Income from Fidelity Central Funds		2,907,083
Total income		12,660,250

Expenses
Management fee Basic fee	$ 9,391,047
Performance adjustment	1,453,969
Transfer agent fees	3,238,967
Distribution fees	826,786
Accounting and security lending fees	435,846
Custodian fees and expenses	39,260
Independent trustees' compensation	4,149
Registration fees	121,175
Audit	55,232
Legal	11,142
Miscellaneous	28,936
Total expenses before reductions	15,606,509
Expense reductions	(124,894)	15,481,615
Net investment income (loss)		(2,821,365)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,292,629
Foreign currency transactions	8,949
Total net realized gain (loss)		58,301,578
Change in net unrealized appreciation (depreciation) on: Investment securities	108,216,200
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		108,216,572
Net gain (loss)		166,518,150
Net increase (decrease) in net assets resulting from operations		$ 163,696,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,821,365)	$ 38,256
Net realized gain (loss)	58,301,578	59,284,810
Change in net unrealized appreciation (depreciation)	108,216,572	(30,701,367)
Net increase (decrease) in net assets resulting from operations	163,696,785	28,621,699
Distributions to shareholders from net investment income	-	(633,037)
Distributions to shareholders from net realized gain	(55,419,267)	(20,371,695)
Total distributions	(55,419,267)	(21,004,732)
Share transactions - net increase (decrease)	206,517,786	457,176,942
Redemption fees	174,668	517,538
Total increase (decrease) in net assets	314,969,972	465,311,447

Net Assets
Beginning of period	1,089,538,064	624,226,617
End of period	$ 1,404,508,036	$ 1,089,538,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.90	.74	2.84
Total from investment operations	1.84	.71	2.80
Distributions from net investment income	-	-	(.01)
Distributions from net realized gain	(.67)	(.35)	-
Total distributions	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.36%	1.38% A
Net investment income (loss)	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	1.90	.74	2.83
Total from investment operations	1.80	.67	2.77
Distributions from net realized gain	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.61%	1.62% A
Net investment income (loss)	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	1.90	.74	2.82
Total from investment operations	1.73	.61	2.72
Distributions from net realized gain	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.11%	2.13% A
Net investment income (loss)	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	1.90	.74	2.83
Total from investment operations	1.73	.61	2.73
Distributions from net realized gain	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.11%	2.11% A
Net investment income (loss)	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	1.91	.74	2.84
Total from investment operations	1.89	.75	2.83
Distributions from net investment income	-	(.01)	(.01)
Distributions from net realized gain	(.68)	(.36)	-
Total distributions	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.11%	1.06%	.99% A
Net investment income (loss)	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	1.91	.74	2.84
Total from investment operations	1.89	.75	2.83
Distributions from net investment income	-	(.01)	(.01)
Distributions from net realized gain	(.68)	(.36)	-
Total distributions	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.10%	1.05%	1.01% A
Net investment income (loss)	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005..

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 221,224,167
Unrealized depreciation	(87,439,775)
Net unrealized appreciation (depreciation)	133,784,392
Undistributed ordinary income	1,429,895
Undistributed long-term capital gain	35,852,159

Cost for federal income tax purposes	$ 1,337,100,213

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 15,936,394	$ 21,004,732
Long-term Capital Gains	39,482,873	-
Total	$ 55,419,267	$ 21,004,732

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,035,796,031 and $851,598,507, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 132,888	$ 15,618
Class T	.25%	.25%	255,228	3,596
Class B	.75%	.25%	119,704	90,112
Class C	.75%	.25%	318,966	118,809
			$ 826,786	$ 228,135

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,420
Class T	20,737
Class B*	20,164
Class C*	6,183
$ 125,504

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Small Cap Value. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Value shares. FIIOC and FSC receive account fees and asset-based fees that vary according to

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 169,502.32
Class T	142,472.28
Class B	38,602.32
Class C	102,201.32
Small Cap Value	2,761,176.24
Institutional Class	25,014.22
	$ 3,238,967

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,149 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,273 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Net income from lending portfolio securities during the period amounted to $574,407.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 25,098
Class T	1.65%	3,109
Class B	2.15%	6,125
Class C	2.15%	15,677
		$ 50,009

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,697 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $799. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 472
Small Cap Value	55,667
Institutional Class	27
$ 56,166

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has reimbursed the Fund for related audit and legal expenses and, beginning in June 2007, remediated affected shareholders.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Small Cap Value	-	627,853
Institutional Class	-	5,184
Total	$ -	$ 633,037

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows - continued

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 2,137,128	$ 349,740
Class T	2,317,701	411,098
Class B	493,632	108,502
Class C	1,276,323	314,711
Small Cap Value	48,691,674	19,037,825
Institutional Class	502,809	149,819
Total	$ 55,419,267	$ 20,371,695

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,083,427	2,792,696	$ 29,477,855	$ 37,292,766
Reinvestment of distributions	153,067	23,154	1,967,811	292,886
Shares redeemed	(990,255)	(517,416)	(13,986,913)	(6,894,256)
Net increase (decrease)	1,246,239	2,298,434	$ 17,458,753	$ 30,691,396
Class T
Shares sold	1,416,878	2,906,186	$ 19,764,686	$ 38,920,414
Reinvestment of distributions	158,416	20,934	2,031,495	264,080
Shares redeemed	(1,429,554)	(461,271)	(20,059,646)	(6,059,837)
Net increase (decrease)	145,740	2,465,849	$ 1,736,535	$ 33,124,657
Class B
Shares sold	297,938	646,292	$ 4,153,087	$ 8,494,362
Reinvestment of distributions	34,686	7,808	444,445	98,271
Shares redeemed	(263,033)	(181,273)	(3,714,165)	(2,424,583)
Net increase (decrease)	69,591	472,827	$ 883,367	$ 6,168,050
Class C
Shares sold	834,910	1,647,798	$ 11,698,988	$ 21,781,876
Reinvestment of distributions	84,926	23,044	1,089,287	289,929
Shares redeemed	(562,438)	(542,172)	(7,834,552)	(7,009,701)
Net increase (decrease)	357,398	1,128,670	$ 4,953,723	$ 15,062,104

Annual Report

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Small Cap Value
Shares sold	42,235,359	53,704,430	$ 595,504,607	$ 714,692,056
Reinvestment of distributions	3,617,365	1,502,190	46,609,140	19,027,647
Shares redeemed	(32,779,622)	(28,179,009)	(461,808,869)	(367,110,557)
Net increase (decrease)	13,073,102	27,027,611	$ 180,304,878	$ 366,609,146
Institutional Class
Shares sold	309,983	585,637	$ 4,413,286	$ 7,784,992
Reinvestment of distributions	23,286	4,421	300,279	56,037
Shares redeemed	(242,217)	(170,544)	(3,533,035)	(2,319,440)
Net increase (decrease)	91,052	419,514	$ 1,180,530	$ 5,521,589

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Small Cap Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Small Cap Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas Hense (43)

Year of Election or Appointment: 2006
Vice President of Small Cap Value. Prior to assuming his current responsibilities, Mr. Hense worked as a research analyst, co-director of equity research, and a portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of Small Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Small Cap Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Small Cap Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Small Cap Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	09/10/07	09/07/07	$0.374
Class T	09/10/07	09/07/07	$0.370
Class B	09/10/07	09/07/07	$0.370
Class C	09/10/07	09/07/07	$0.370

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007 $47,404,920, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 25%; Class T designates 27%; Class B designates 36%; Class C designates 37% of the dividend distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 28%; Class T designates 31%; Class B designates 41%; Class C designates 41% designates; of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Class C ranked above its competitive median for 2006. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCV-UANN-0907
1.803731.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2007

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Value Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of FundA
Institutional Class	14.99%	17.78%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Hense, Portfolio Manager of Fidelity Advisor Small Cap Value Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Institutional Class shares gained 14.99%, significantly outperforming the Russell 2000 Value Index, which returned 7.67%. The fund was helped by holding an underweighting in banks and real estate investment trusts during the past six months when these stocks performed poorly. The fund also got a boost from good stock selection in the strong-performing industrials and energy sectors. On the other hand, poor security selection in the materials, health care and telecommunication services sectors dragged down performance. Underweighting the strong-performing telecommunication services sector hurt as well. Among the fund's top performers were real estate services provider Jones Lang LaSalle, engineering and construction firm Shaw Group, oil refinery Tesoro and Spanish systems integration and consulting firm Telvent. UAP Holding, a distributor of seeds and agricultural chemicals, also did well. In terms of individual detractors, pharmacy benefit management company Omnicare and Pantry, which owns convenience stores combined with gas stations, held back the fund's return. Center Financial, a bank that caters to the Chinese-American community, also hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,012.00	$ 6.98
Hypothetical A	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,010.60	$ 8.23
Hypothetical A	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,008.50	$ 10.71
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,007.80	$ 10.70
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value
Actual	$ 1,000.00	$ 1,013.30	$ 5.54
Hypothetical A	$ 1,000.00	$ 1,019.29	$ 5.56
Institutional Class
Actual	$ 1,000.00	$ 1,013.30	$ 5.44
Hypothetical A	$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Small Cap Value	1.11%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Tesoro Corp.	3.2	2.4
Carpenter Technology Corp.	2.4	2.2
UAP Holding Corp.	1.9	1.8
Arris Group, Inc.	1.8	1.5
Jarden Corp.	1.8	1.9
Jones Lang LaSalle, Inc.	1.7	1.8
AAR Corp.	1.7	1.9
RC2 Corp.	1.7	1.7
Washington Group International, Inc.	1.6	1.0
Telvent GIT SA	1.6	1.1
	19.4
Top Five Market Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.1	23.6
Information Technology	17.1	15.0
Industrials	17.0	15.3
Consumer Discretionary	11.9	13.0
Energy	10.6	8.0
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 98.1%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	7.6%	** Foreign investments	6.5%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.8%
Aftermarket Technology Corp. (a)	150,000	$ 4,552,500
ArvinMeritor, Inc.	175,000	3,470,250
Hawk Corp. Class A (a)	223,100	3,257,260
		11,280,010
Distributors - 0.4%
Building Materials Holding Corp. (d)	439,100	6,099,099
Hotels, Restaurants & Leisure - 1.5%
Pinnacle Entertainment, Inc. (a)	412,700	10,940,677
Red Robin Gourmet Burgers, Inc. (a)	140,000	5,399,800
Wyndham Worldwide Corp. (a)	150,000	5,047,500
		21,387,977
Household Durables - 2.7%
Directed Electronics, Inc. (a)	180,886	1,365,689
Ethan Allen Interiors, Inc. (d)	285,300	9,745,848
Jarden Corp. (a)(d)	684,600	24,734,598
Ryland Group, Inc.	55,000	1,828,750
		37,674,885
Leisure Equipment & Products - 1.7%
MarineMax, Inc. (a)	30,000	561,000
RC2 Corp. (a)	669,555	23,708,943
		24,269,943
Media - 1.0%
Charter Communications, Inc. Class A (a)	1,000,000	4,060,000
Sinclair Broadcast Group, Inc. Class A	720,500	9,395,320
		13,455,320
Multiline Retail - 0.0%
Retail Ventures, Inc. (a)	23,100	300,762
Specialty Retail - 2.3%
Asbury Automotive Group, Inc.	250,000	5,530,000
Gymboree Corp. (a)	270,000	11,623,500
Lithia Motors, Inc. Class A (sub. vtg.)	54,000	1,111,860
Mothers Work, Inc. (a)	78,600	1,744,920
Payless ShoeSource, Inc. (a)	200,000	5,324,000
Select Comfort Corp. (a)(d)	390,000	6,216,600
		31,550,880
Textiles, Apparel & Luxury Goods - 1.5%
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	505,000	10,498,950
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Steven Madden Ltd.	265,000	$ 7,473,000
Warnaco Group, Inc. (a)	90,000	3,249,900
		21,221,850
TOTAL CONSUMER DISCRETIONARY		167,240,726
CONSUMER STAPLES - 5.2%
Food & Staples Retailing - 1.1%
The Pantry, Inc. (a)	451,000	15,712,840
Food Products - 1.6%
Chiquita Brands International, Inc.	171,000	3,002,760
Diamond Foods, Inc.	395,400	6,496,422
Hain Celestial Group, Inc. (a)	140,000	3,792,600
Marine Harvest ASA (a)	7,155,000	9,046,862
		22,338,644
Household Products - 0.7%
Central Garden & Pet Co. Class A (non-vtg.) (a)	788,300	9,648,792
Personal Products - 1.8%
Physicians Formula Holdings, Inc.	68,100	1,018,095
Playtex Products, Inc. (a)	771,600	13,819,356
Prestige Brands Holdings, Inc. (a)	892,631	11,166,814
		26,004,265
TOTAL CONSUMER STAPLES		73,704,541
ENERGY - 10.6%
Energy Equipment & Services - 2.1%
Hornbeck Offshore Services, Inc. (a)	154,100	6,634,005
Oil States International, Inc. (a)	244,760	10,705,802
Superior Energy Services, Inc. (a)	290,000	11,692,800
		29,032,607
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	114,600	2,045,610
Cabot Oil & Gas Corp.	320,000	10,944,000
Forest Oil Corp. (a)	260,300	10,534,341
Mariner Energy, Inc. (a)	530,000	11,198,900
Petrohawk Energy Corp. (a)	790,000	11,842,100
Petroleum Development Corp. (a)	127,622	5,148,271
Southwestern Energy Co. (a)	320,000	13,001,600
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp.	907,600	$ 45,198,478
USEC, Inc. (a)	230,000	3,861,700
Western Refining, Inc.	110,000	6,105,000
		119,880,000
TOTAL ENERGY		148,912,607
FINANCIALS - 23.1%
Capital Markets - 1.6%
ACA Capital Holdings, Inc. (d)	88,600	518,310
American Capital Strategies Ltd. (d)	78,700	2,988,239
KBW, Inc. (d)	175,000	4,394,250
MF Global Ltd.	54,600	1,361,178
Penson Worldwide, Inc.	80,000	1,412,000
Piper Jaffray Companies (a)(d)	75,000	3,594,000
TradeStation Group, Inc. (a)	718,300	7,592,431
		21,860,408
Commercial Banks - 5.2%
Boston Private Financial Holdings, Inc. (d)	610,200	15,553,998
Cathay General Bancorp	266,520	8,158,177
Center Financial Corp., California	354,052	5,261,213
Colonial Bancgroup, Inc.	130,000	2,835,300
East West Bancorp, Inc.	28,800	1,055,808
First State Bancorp.	280,368	4,839,152
Hanmi Financial Corp.	195,040	2,828,080
Investors Bancorp, Inc. (a)(d)	190,000	2,285,700
Nara Bancorp, Inc.	183,270	2,705,065
South Financial Group, Inc.	340,000	7,330,400
Sterling Bancshares, Inc.	235,000	2,446,350
UCBH Holdings, Inc.	150,000	2,466,000
UMB Financial Corp.	195,000	7,281,300
Wintrust Financial Corp.	197,360	7,777,958
		72,824,501
Consumer Finance - 0.9%
Advanta Corp. Class B	97,500	2,501,850
Cash America International, Inc.	90,000	3,295,800
CompuCredit Corp. (a)(d)	55,000	1,443,750
Dollar Financial Corp. (a)	210,000	5,262,600
		12,504,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 1.1%
Endeavor Acquisition Corp. (a)(d)	341,000	$ 3,768,050
MarketAxess Holdings, Inc. (a)	450,000	7,474,500
Marlin Business Services Corp. (a)	220,779	4,302,983
		15,545,533
Insurance - 11.2%
American Equity Investment Life Holding Co.	1,039,506	11,798,393
Aspen Insurance Holdings Ltd.	360,200	8,806,890
Delphi Financial Group, Inc. Class A	172,850	6,943,385
HCC Insurance Holdings, Inc.	670,920	19,644,538
Infinity Property & Casualty Corp.	90,000	3,963,600
IPC Holdings Ltd.	573,740	14,234,489
Max Capital Group Ltd.	175,000	4,569,250
National Financial Partners Corp. (d)	456,300	21,154,068
Navigators Group, Inc. (a)	104,862	5,485,331
Ohio Casualty Corp.	80,500	3,494,505
PartnerRe Ltd.	30,000	2,130,900
Philadelphia Consolidated Holdings Corp. (a)	59,140	2,137,320
Platinum Underwriters Holdings Ltd.	329,700	10,946,040
Tower Group, Inc.	305,000	8,082,500
United America Indemnity Ltd. Class A (a)	91,022	1,955,153
Universal American Financial Corp. (a)	150,000	2,986,500
Willis Group Holdings Ltd.	195,000	7,915,050
Zenith National Insurance Corp.	524,000	21,148,640
		157,396,552
Real Estate Investment Trusts - 0.3%
Education Realty Trust, Inc.	158,300	2,081,645
GMH Communities Trust	264,100	2,218,440
		4,300,085
Real Estate Management & Development - 1.7%
Jones Lang LaSalle, Inc.	223,000	24,480,940
Thrifts & Mortgage Finance - 1.1%
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	59,125	518,526
Downey Financial Corp. (d)	20,000	1,063,800
Farmer Mac Class C (non-vtg.)	140,000	3,917,200
Provident Financial Services, Inc.	100,000	1,410,000
Radian Group, Inc.	65,000	2,191,150
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Triad Guaranty, Inc. (a)	50,000	$ 1,378,500
Washington Federal, Inc.	210,000	4,731,300
		15,210,476
TOTAL FINANCIALS		324,122,495
HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.2%
Zoll Medical Corp. (a)	100,000	2,686,000
Health Care Providers & Services - 1.2%
Air Methods Corp. (a)	209,167	7,969,263
Capital Senior Living Corp. (a)	111,185	985,099
Omnicare, Inc.	50,000	1,658,000
Pediatrix Medical Group, Inc. (a)	100,000	5,396,000
		16,008,362
Life Sciences Tools & Services - 0.6%
ICON PLC sponsored ADR	178,720	8,358,734
Pharmaceuticals - 1.3%
Adams Respiratory Therapeutics, Inc. (a)	135,000	4,996,350
Valeant Pharmaceuticals International	880,000	13,807,200
		18,803,550
TOTAL HEALTH CARE		45,856,646
INDUSTRIALS - 17.0%
Aerospace & Defense - 3.1%
AAR Corp. (a)	802,300	23,932,609
DRS Technologies, Inc.	144,000	7,539,840
Hexcel Corp. (a)	250,200	5,439,348
Orbital Sciences Corp. (a)	325,000	6,886,750
		43,798,547
Air Freight & Logistics - 1.4%
Hub Group, Inc. Class A (a)	180,000	6,123,600
Park-Ohio Holdings Corp. (a)	401,646	9,976,887
UTI Worldwide, Inc.	160,000	4,020,800
		20,121,287
Airlines - 0.2%
AirTran Holdings, Inc. (a)(d)	310,000	3,050,400
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.8%
FTI Consulting, Inc. (a)	360,000	$ 14,770,800
IKON Office Solutions, Inc.	200,000	2,772,000
Interface, Inc. Class A	328,590	6,055,914
Navigant Consulting, Inc. (a)	125,000	1,968,750
Team, Inc. (a)	279,628	13,145,312
		38,712,776
Construction & Engineering - 3.6%
Infrasource Services, Inc. (a)	175,000	6,058,500
Shaw Group, Inc. (a)	418,000	22,245,960
Washington Group International, Inc. (a)	285,000	22,891,200
		51,195,660
Electrical Equipment - 1.3%
Belden, Inc.	320,000	17,529,600
Machinery - 1.2%
AGCO Corp. (a)	85,000	3,266,550
Bucyrus International, Inc. Class A	8,300	527,548
Force Protection, Inc. (a)(d)	470,000	7,379,000
Manitowoc Co., Inc.	76,520	5,943,308
		17,116,406
Road & Rail - 0.4%
YRC Worldwide, Inc. (a)	175,000	5,621,000
Trading Companies & Distributors - 3.0%
Kaman Corp.	223,822	7,495,799
Rush Enterprises, Inc. Class A (a)	90,000	2,515,500
UAP Holding Corp.	980,980	26,653,227
WESCO International, Inc. (a)	88,000	4,712,400
		41,376,926
TOTAL INDUSTRIALS		238,522,602
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 2.8%
Andrew Corp. (a)	330,000	4,639,800
Arris Group, Inc. (a)	1,685,000	24,971,700
Avocent Corp. (a)	80,000	2,188,000
Polycom, Inc. (a)	245,000	7,587,650
		39,387,150
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.9%
Brocade Communications Systems, Inc. (a)	1,385,000	$ 9,750,400
Diebold, Inc.	50,000	2,533,500
		12,283,900
Electronic Equipment & Instruments - 5.7%
Amphenol Corp. Class A	40,000	1,370,400
Benchmark Electronics, Inc. (a)	167,900	3,727,380
CTS Corp.	190,000	2,420,600
Ingram Micro, Inc. Class A (a)	837,700	16,795,885
Insight Enterprises, Inc. (a)	680,600	15,354,336
Mettler-Toledo International, Inc. (a)	113,700	10,819,692
SYNNEX Corp. (a)	85,000	1,727,200
Tektronix, Inc.	551,000	18,100,350
Vishay Intertechnology, Inc. (a)	677,491	10,507,885
		80,823,728
Internet Software & Services - 1.0%
j2 Global Communications, Inc. (a)	430,800	14,061,312
IT Services - 2.7%
CACI International, Inc. Class A (a)	135,000	5,999,400
ManTech International Corp. Class A (a)	105,000	3,429,300
MoneyGram International, Inc.	80,000	2,047,200
Ness Technologies, Inc. (a)	265,200	3,118,752
Telvent GIT SA	971,000	22,828,210
		37,422,862
Semiconductors & Semiconductor Equipment - 2.4%
ANADIGICS, Inc. (a)(d)	425,000	6,175,250
California Micro Devices Corp. (a)	253,000	1,133,440
Entegris, Inc. (a)	500,000	5,390,000
FormFactor, Inc. (a)	195,900	7,520,601
Integrated Device Technology, Inc. (a)	195,400	3,179,158
Microsemi Corp. (a)(d)	141,400	3,296,034
MKS Instruments, Inc. (a)	173,900	3,947,530
Rudolph Technologies, Inc. (a)	165,244	2,586,069
		33,228,082
Software - 1.6%
Blackbaud, Inc.	340,000	7,119,600
Quest Software, Inc. (a)	730,000	10,804,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Sonic Solutions, Inc. (a)	255,000	$ 2,850,900
THQ, Inc. (a)	70,000	2,013,200
		22,787,700
TOTAL INFORMATION TECHNOLOGY		239,994,734
MATERIALS - 6.1%
Chemicals - 1.4%
Airgas, Inc.	155,000	7,238,500
CF Industries Holdings, Inc.	115,000	6,610,200
H.B. Fuller Co.	175,000	4,835,250
OMNOVA Solutions, Inc. (a)	125,000	707,500
Tronox, Inc. Class A	47,900	569,531
		19,960,981
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	190,000	2,240,100
Metals & Mining - 4.5%
Carpenter Technology Corp.	280,000	33,233,200
Compass Minerals International, Inc.	441,466	14,497,743
Meridian Gold, Inc. (a)	428,400	12,093,736
Titanium Metals Corp. (a)	120,000	4,010,400
		63,835,079
TOTAL MATERIALS		86,036,160
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
General Communications, Inc. Class A (a)	290,000	3,337,900
Level 3 Communications, Inc. (a)	800,000	4,184,000
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	230,000	4,496,500
		12,018,400
UTILITIES - 2.9%
Electric Utilities - 1.1%
ITC Holdings Corp.	358,400	15,070,720
Maine & Maritimes Corp. (a)	10,170	275,912
		15,346,632
Independent Power Producers & Energy Traders - 0.5%
NRG Energy, Inc. (a)	168,000	6,476,400
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.3%
CMS Energy Corp.	707,500	$ 11,433,200
Integrys Energy Group, Inc.	155,000	7,670,950
		19,104,150
TOTAL UTILITIES		40,927,182
TOTAL COMMON STOCKS (Cost $1,243,321,810)		1,377,336,093
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.38% (b)	29,921,812	29,921,812
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	63,626,700	63,626,700
TOTAL MONEY MARKET FUNDS (Cost $93,548,512)		93,548,512
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,336,870,322)		1,470,884,605
NET OTHER ASSETS - (4.7)%		(66,376,569)
NET ASSETS - 100%		$ 1,404,508,036
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,332,676
Fidelity Securities Lending Cash Central Fund	574,407
Total	$ 2,907,083

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $61,245,338) - See accompanying schedule: Unaffiliated issuers (cost $1,243,321,810)	$ 1,377,336,093
Fidelity Central Funds (cost $93,548,512)	93,548,512
Total Investments (cost $1,336,870,322)		$ 1,470,884,605
Receivable for investments sold		4,800,185
Receivable for fund shares sold		2,028,784
Dividends receivable		420,385
Distributions receivable from Fidelity Central Funds		215,151
Prepaid expenses		2,044
Receivable from investment adviser for expense reductions		2,556
Other receivables		1,456
Total assets		1,478,355,166

Liabilities
Payable for investments purchased	$ 5,969,420
Payable for fund shares redeemed	2,729,587
Accrued management fee	1,050,191
Distribution fees payable	77,896
Other affiliated payables	342,208
Other payables and accrued expenses	51,128
Collateral on securities loaned, at value	63,626,700
Total liabilities		73,847,130

Net Assets		$ 1,404,508,036
Net Assets consist of:
Paid in capital		$ 1,227,191,980
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		43,301,773
Net unrealized appreciation (depreciation) on investments		134,014,283
Net Assets		$ 1,404,508,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($61,356,936 ÷ 4,278,520 shares)	$ 14.34

Maximum offering price per share (100/94.25 of $14.34)	$ 15.21
Class T: Net Asset Value and redemption price per share ($51,518,120 ÷ 3,607,221 shares)	$ 14.28

Maximum offering price per share (100/96.50 of $14.28)	$ 14.80
Class B: Net Asset Value and offering price per share ($12,075,406 ÷ 851,177 shares)A	$ 14.19

Class C: Net Asset Value and offering price per share ($34,155,119 ÷ 2,407,204 shares)A	$ 14.19

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,233,808,057 ÷ 85,510,937 shares)	$ 14.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,594,398 ÷ 803,667 shares)	$ 14.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 9,751,207
Interest		1,960
Income from Fidelity Central Funds		2,907,083
Total income		12,660,250

Expenses
Management fee Basic fee	$ 9,391,047
Performance adjustment	1,453,969
Transfer agent fees	3,238,967
Distribution fees	826,786
Accounting and security lending fees	435,846
Custodian fees and expenses	39,260
Independent trustees' compensation	4,149
Registration fees	121,175
Audit	55,232
Legal	11,142
Miscellaneous	28,936
Total expenses before reductions	15,606,509
Expense reductions	(124,894)	15,481,615
Net investment income (loss)		(2,821,365)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,292,629
Foreign currency transactions	8,949
Total net realized gain (loss)		58,301,578
Change in net unrealized appreciation (depreciation) on: Investment securities	108,216,200
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		108,216,572
Net gain (loss)		166,518,150
Net increase (decrease) in net assets resulting from operations		$ 163,696,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,821,365)	$ 38,256
Net realized gain (loss)	58,301,578	59,284,810
Change in net unrealized appreciation (depreciation)	108,216,572	(30,701,367)
Net increase (decrease) in net assets resulting from operations	163,696,785	28,621,699
Distributions to shareholders from net investment income	-	(633,037)
Distributions to shareholders from net realized gain	(55,419,267)	(20,371,695)
Total distributions	(55,419,267)	(21,004,732)
Share transactions - net increase (decrease)	206,517,786	457,176,942
Redemption fees	174,668	517,538
Total increase (decrease) in net assets	314,969,972	465,311,447

Net Assets
Beginning of period	1,089,538,064	624,226,617
End of period	$ 1,404,508,036	$ 1,089,538,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 12.80	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.90	.74	2.84
Total from investment operations	1.84	.71	2.80
Distributions from net investment income	-	-	(.01)
Distributions from net realized gain	(.67)	(.35)	-
Total distributions	(.67)	(.35)	(.01)
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.34	$ 13.17	$ 12.80
Total Return B, C, D	14.59%	5.72%	28.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.45%	1.51%	1.46% A
Expenses net of fee waivers, if any	1.40%	1.40%	1.44% A
Expenses net of all reductions	1.40%	1.36%	1.38% A
Net investment income (loss)	(.44)%	(.24)%	(.46)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,357	$ 39,931	$ 9,390
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.13	$ 12.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.07)	(.06)
Net realized and unrealized gain (loss)	1.90	.74	2.83
Total from investment operations	1.80	.67	2.77
Distributions from net realized gain	(.65)	(.33)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.28	$ 13.13	$ 12.78
Total Return B, C, D	14.34%	5.47%	27.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.67%	1.72% A
Expenses net of fee waivers, if any	1.65%	1.65%	1.68% A
Expenses net of all reductions	1.65%	1.61%	1.62% A
Net investment income (loss)	(.69)%	(.49)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,518	$ 45,460	$ 12,725
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 12.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	1.90	.74	2.82
Total from investment operations	1.73	.61	2.72
Distributions from net realized gain	(.61)	(.28)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.19	$ 13.07	$ 12.73
Total Return B, C, D	13.78%	4.97%	27.30%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.26%	2.24% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.19% A
Expenses net of all reductions	2.15%	2.11%	2.13% A
Net investment income (loss)	(1.19)%	(.99)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,075	$ 10,214	$ 3,931
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 12.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17)	(.13)	(.10)
Net realized and unrealized gain (loss)	1.90	.74	2.83
Total from investment operations	1.73	.61	2.73
Distributions from net realized gain	(.61)	(.29)	-
Redemption fees added to paid in capital E	- J	.01	.01
Net asset value, end of period	$ 14.19	$ 13.07	$ 12.74
Total Return B, C, D	13.77%	4.92%	27.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20%	2.22%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.15%	2.17% A
Expenses net of all reductions	2.15%	2.11%	2.11% A
Net investment income (loss)	(1.19)%	(.99)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,155	$ 26,791	$ 11,732
Portfolio turnover rate G	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period November 3, 2004 (commencement of operations) to July 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	1.91	.74	2.84
Total from investment operations	1.89	.75	2.83
Distributions from net investment income	-	(.01)	(.01)
Distributions from net realized gain	(.68)	(.36)	-
Total distributions	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	14.96%	6.07%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.09%	1.05% A
Expenses net of fee waivers, if any	1.11%	1.09%	1.05% A
Expenses net of all reductions	1.11%	1.06%	.99% A
Net investment income (loss)	(.15)%	.06%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,233,808	$ 957,720	$ 582,689
Portfolio turnover rate F	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 12.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	.01	(.01)
Net realized and unrealized gain (loss)	1.91	.74	2.84
Total from investment operations	1.89	.75	2.83
Distributions from net investment income	-	(.01)	(.01)
Distributions from net realized gain	(.68)	(.36)	-
Total distributions	(.68)	(.37)	(.01)
Redemption fees added to paid in capital D	- I	.01	.01
Net asset value, end of period	$ 14.43	$ 13.22	$ 12.83
Total Return B, C	14.99%	6.08%	28.36%
Ratios to Average Net Assets E, H
Expenses before reductions	1.10%	1.08%	1.07% A
Expenses net of fee waivers, if any	1.10%	1.08%	1.07% A
Expenses net of all reductions	1.10%	1.05%	1.01% A
Net investment income (loss)	(.13)%	.08%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,594	$ 9,422	$ 3,761
Portfolio turnover rate F	67%	93%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 3, 2004 (commencement of operations) to July 31, 2005..

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site, or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 221,224,167
Unrealized depreciation	(87,439,775)
Net unrealized appreciation (depreciation)	133,784,392
Undistributed ordinary income	1,429,895
Undistributed long-term capital gain	35,852,159

Cost for federal income tax purposes	$ 1,337,100,213

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 15,936,394	$ 21,004,732
Long-term Capital Gains	39,482,873	-
Total	$ 55,419,267	$ 21,004,732

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,035,796,031 and $851,598,507, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 132,888	$ 15,618
Class T	.25%	.25%	255,228	3,596
Class B	.75%	.25%	119,704	90,112
Class C	.75%	.25%	318,966	118,809
			$ 826,786	$ 228,135

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 78,420
Class T	20,737
Class B*	20,164
Class C*	6,183
$ 125,504

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Small Cap Value. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Small Cap Value shares. FIIOC and FSC receive account fees and asset-based fees that vary according to

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 169,502.32
Class T	142,472.28
Class B	38,602.32
Class C	102,201.32
Small Cap Value	2,761,176.24
Institutional Class	25,014.22
	$ 3,238,967

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,149 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,273 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Net income from lending portfolio securities during the period amounted to $574,407.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 25,098
Class T	1.65%	3,109
Class B	2.15%	6,125
Class C	2.15%	15,677
		$ 50,009

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,697 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $799. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 472
Small Cap Value	55,667
Institutional Class	27
$ 56,166

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has reimbursed the Fund for related audit and legal expenses and, beginning in June 2007, remediated affected shareholders.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Small Cap Value	-	627,853
Institutional Class	-	5,184
Total	$ -	$ 633,037

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows - continued

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 2,137,128	$ 349,740
Class T	2,317,701	411,098
Class B	493,632	108,502
Class C	1,276,323	314,711
Small Cap Value	48,691,674	19,037,825
Institutional Class	502,809	149,819
Total	$ 55,419,267	$ 20,371,695

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,083,427	2,792,696	$ 29,477,855	$ 37,292,766
Reinvestment of distributions	153,067	23,154	1,967,811	292,886
Shares redeemed	(990,255)	(517,416)	(13,986,913)	(6,894,256)
Net increase (decrease)	1,246,239	2,298,434	$ 17,458,753	$ 30,691,396
Class T
Shares sold	1,416,878	2,906,186	$ 19,764,686	$ 38,920,414
Reinvestment of distributions	158,416	20,934	2,031,495	264,080
Shares redeemed	(1,429,554)	(461,271)	(20,059,646)	(6,059,837)
Net increase (decrease)	145,740	2,465,849	$ 1,736,535	$ 33,124,657
Class B
Shares sold	297,938	646,292	$ 4,153,087	$ 8,494,362
Reinvestment of distributions	34,686	7,808	444,445	98,271
Shares redeemed	(263,033)	(181,273)	(3,714,165)	(2,424,583)
Net increase (decrease)	69,591	472,827	$ 883,367	$ 6,168,050
Class C
Shares sold	834,910	1,647,798	$ 11,698,988	$ 21,781,876
Reinvestment of distributions	84,926	23,044	1,089,287	289,929
Shares redeemed	(562,438)	(542,172)	(7,834,552)	(7,009,701)
Net increase (decrease)	357,398	1,128,670	$ 4,953,723	$ 15,062,104

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Small Cap Value
Shares sold	42,235,359	53,704,430	$ 595,504,607	$ 714,692,056
Reinvestment of distributions	3,617,365	1,502,190	46,609,140	19,027,647
Shares redeemed	(32,779,622)	(28,179,009)	(461,808,869)	(367,110,557)
Net increase (decrease)	13,073,102	27,027,611	$ 180,304,878	$ 366,609,146
Institutional Class
Shares sold	309,983	585,637	$ 4,413,286	$ 7,784,992
Reinvestment of distributions	23,286	4,421	300,279	56,037
Shares redeemed	(242,217)	(170,544)	(3,533,035)	(2,319,440)
Net increase (decrease)	91,052	419,514	$ 1,180,530	$ 5,521,589

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Small Cap Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of Small Cap Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Thomas Hense (43)

Year of Election or Appointment: 2006
Vice President of Small Cap Value. Prior to assuming his current responsibilities, Mr. Hense worked as a research analyst, co-director of equity research, and a portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2004

Secretary of Small Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Small Cap Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Small Cap Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Small Cap Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Small Cap Value Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $0.399 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007 $47,404,920, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 23% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 26% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Institutional Class, and Fidelity Small Cap Value (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Class C ranked above its competitive median for 2006. The Board considered that the total expenses of Class C were above the median because of its higher transfer agent fee due to small average account size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCVI-UANN-0907
1.803743.102

(Fidelity Investment logo)(registered trademark)

Fidelity®

Small Cap Opportunities

Fund

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 22, 2007 to July 31, 2007). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value July 31, 2007	Expenses Paid During Period
Actual	$ 1,000.00	$ 965.00	$ 3.55 A
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.84	$ 5.01 B

A Actual expenses are equal to the Fund's annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 132/365 (to reflect the period March 22, 2007 to July 31, 2007).

B Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Summary

Top Ten Stocks as of July 31, 2007
% of fund's net assets
Blackbaud, Inc.	2.1
j2 Global Communications, Inc.	2.0
The Geo Group, Inc.	1.7
Payless ShoeSource, Inc.	1.3
Casual Male Retail Group, Inc.	1.2
Air Methods Corp.	1.2
Chattem, Inc.	1.0
Zoll Medical Corp.	1.0
PSS World Medical, Inc.	0.9
EXCO Resources, Inc.	0.9
13.3
Top Five Market Sectors as of July 31, 2007
% of fund's net assets
Information Technology	18.5
Financials	18.2
Consumer Discretionary	15.6
Industrials	14.0
Health Care	11.1
Asset Allocation (% of fund's net assets)
As of July 31, 2007*
Stocks and Equity Futures 97.0%
Short-Term Investments and Net Other Assets 3.0%
* Foreign investments	6.5%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 1.4%
Aftermarket Technology Corp. (a)	244,900	$ 7,432,715
Amerigon, Inc. (a)	399,600	6,421,572
		13,854,287
Distributors - 0.5%
DXP Enterprises, Inc. (a)	147,900	4,797,876
Hotels, Restaurants & Leisure - 1.7%
Life Time Fitness, Inc. (a)(d)	105,500	5,424,810
MTR Gaming Group, Inc. (a)	447,700	5,703,698
Ruth's Chris Steak House, Inc. (a)	363,300	6,074,376
		17,202,884
Internet & Catalog Retail - 0.7%
Gaiam, Inc. Class A (a)	440,400	7,081,632
Media - 1.4%
Martha Stewart Living Omnimedia, Inc. Class A (d)	279,599	3,777,382
TiVo, Inc. (a)	706,600	3,886,300
World Wrestling Entertainment, Inc. Class A	383,400	5,751,000
		13,414,682
Specialty Retail - 6.9%
Casual Male Retail Group, Inc. (a)	1,147,900	11,731,538
Charlotte Russe Holding, Inc. (a)	343,100	6,096,887
Citi Trends, Inc. (a)	257,500	8,471,750
Dick's Sporting Goods, Inc. (a)(d)	135,100	7,596,673
Lululemon Athletica, Inc.	1,700	54,638
Payless ShoeSource, Inc. (a)	495,400	13,187,548
Shoe Carnival, Inc. (a)	274,200	6,007,722
The Men's Wearhouse, Inc.	151,200	7,469,280
Tween Brands, Inc. (a)	192,200	7,353,572
		67,969,608
Textiles, Apparel & Luxury Goods - 3.0%
Delta Apparel, Inc.	204,989	3,962,437
G-III Apparel Group Ltd. (a)	465,900	7,514,967
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	186,300	3,873,177
Steven Madden Ltd.	292,400	8,245,680
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	90,200	5,539,182
		29,135,443
TOTAL CONSUMER DISCRETIONARY		153,456,412
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 0.2%
The Great Atlantic & Pacific Tea Co. (a)(d)	82,300	$ 2,399,045
Food Products - 0.4%
Fresh Del Monte Produce, Inc.	136,800	3,508,920
Personal Products - 2.3%
Bare Escentuals, Inc.	161,300	4,550,273
Chattem, Inc. (a)	177,190	9,950,990
Physicians Formula Holdings, Inc.	149,826	2,239,899
Prestige Brands Holdings, Inc. (a)	496,200	6,207,462
		22,948,624
TOTAL CONSUMER STAPLES		28,856,589
ENERGY - 5.9%
Energy Equipment & Services - 2.7%
Hanover Compressor Co. (a)	223,800	5,333,154
NATCO Group, Inc. Class A (a)	125,600	5,814,024
Oceaneering International, Inc. (a)	111,600	6,267,456
Superior Energy Services, Inc. (a)	219,650	8,856,288
		26,270,922
Oil, Gas & Consumable Fuels - 3.2%
EXCO Resources, Inc. (a)	516,900	9,025,074
Kodiak Oil & Gas Corp. (a)	940,200	4,324,920
Petrohawk Energy Corp. (a)	583,140	8,741,269
Uranium One, Inc. (a)(d)	394,200	4,571,345
Western Refining, Inc.	88,000	4,884,000
		31,546,608
TOTAL ENERGY		57,817,530
FINANCIALS - 18.2%
Capital Markets - 1.2%
Ares Capital Corp.	189,504	2,954,367
GFI Group, Inc. (a)	5,800	432,216
Lazard Ltd. Class A	68,000	2,518,040
Penson Worldwide, Inc.	338,370	5,972,231
		11,876,854
Commercial Banks - 4.3%
Boston Private Financial Holdings, Inc.	51,900	1,322,931
City National Corp.	17,800	1,260,062
Columbia Banking Systems, Inc.	128,900	3,274,060
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
First Community Bancorp, California	106,770	$ 5,361,989
Intervest Bancshares Corp. Class A	254,400	6,298,944
Mercantile Bank Corp.	15,400	316,316
Prosperity Bancshares, Inc.	111,600	3,160,512
Renasant Corp.	225,000	4,315,500
Security Bank Corp., Georgia (d)	282,100	3,988,894
Sterling Financial Corp., Washington	221,900	5,039,349
Virginia Commerce Bancorp, Inc.	378,530	5,522,753
Whitney Holding Corp.	74,000	1,849,260
		41,710,570
Consumer Finance - 1.0%
Cash America International, Inc.	72,100	2,640,302
Dollar Financial Corp. (a)	281,300	7,049,378
		9,689,680
Diversified Financial Services - 1.6%
Endeavor Acquisition Corp. (a)	33,100	365,755
Freedom Acquisition Holdings, Inc. warrants 12/28/11	691,900	2,075,700
Genesis Lease Ltd. ADR	234,500	6,028,995
Marlin Business Services Corp. (a)	390,636	7,613,496
		16,083,946
Insurance - 4.9%
Affirmative Insurance Holdings, Inc.	192,518	2,697,177
Allied World Assurance Co. Holdings Ltd.	56,200	2,666,690
American Equity Investment Life Holding Co.	671,700	7,623,795
American Safety Insurance Group Ltd. (a)	394,700	8,564,990
Argonaut Group, Inc.	72,100	1,984,913
First Mercury Financial Corp.	300,700	5,947,846
Hilb Rogal & Hobbs Co.	61,100	2,645,630
IPC Holdings Ltd.	175,000	4,341,750
Montpelier Re Holdings Ltd.	142,100	2,252,285
PartnerRe Ltd.	35,800	2,542,874
ProAssurance Corp. (a)	79,700	3,935,586
United America Indemnity Ltd. Class A (a)	154,800	3,325,104
		48,528,640
Real Estate Investment Trusts - 3.6%
American Campus Communities, Inc.	149,900	3,829,945
Annaly Capital Management, Inc.	426,700	6,165,815
Arbor Realty Trust, Inc.	42,500	839,375
BioMed Realty Trust, Inc.	129,400	2,826,096
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cedar Shopping Centers, Inc.	74,100	$ 931,437
Entertainment Properties Trust (SBI)	62,200	2,771,010
FelCor Lodging Trust, Inc.	55,800	1,225,368
First Industrial Realty Trust, Inc.	91,000	3,522,610
Home Properties, Inc.	19,500	902,850
Medical Properties Trust, Inc.	344,400	3,857,280
National Retail Properties, Inc.	231,700	5,018,622
RAIT Financial Trust (SBI) (d)	54,500	564,620
Senior Housing Properties Trust (SBI)	80,500	1,391,040
Sovran Self Storage, Inc.	33,900	1,461,090
		35,307,158
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	61,300	2,140,596
Thrifts & Mortgage Finance - 1.4%
BankUnited Financial Corp. Class A	166,200	2,798,808
Encore Bancshares, Inc.	27,000	609,390
MGIC Investment Corp.	11,100	429,126
Radian Group, Inc.	115,100	3,880,021
Washington Federal, Inc.	246,100	5,544,633
		13,261,978
TOTAL FINANCIALS		178,599,422
HEALTH CARE - 11.1%
Biotechnology - 1.3%
Indevus Pharmaceuticals, Inc. (a)	317,000	2,247,530
ONYX Pharmaceuticals, Inc. (a)	231,000	6,424,110
Theravance, Inc. (a)	164,800	4,411,696
		13,083,336
Health Care Equipment & Supplies - 4.7%
Align Technology, Inc. (a)	286,500	7,477,650
American Medical Systems Holdings, Inc. (a)(d)	313,700	5,734,436
Lifecore Biomedical, Inc. (a)	472,100	7,218,409
Meridian Bioscience, Inc.	323,900	7,232,687
Quidel Corp. (a)	154,946	2,305,596
West Pharmaceutical Services, Inc.	151,600	7,016,048
Zoll Medical Corp. (a)	344,900	9,264,014
		46,248,840
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 4.0%
Air Methods Corp. (a)	291,500	$ 11,106,150
Healthways, Inc. (a)	132,000	5,768,400
MWI Veterinary Supply, Inc. (a)	183,300	7,088,211
Pediatrix Medical Group, Inc. (a)	108,000	5,827,680
PSS World Medical, Inc. (a)	528,600	9,107,778
		38,898,219
Life Sciences Tools & Services - 1.1%
PAREXEL International Corp. (a)	116,700	4,718,181
Pharmaceutical Product Development, Inc.	187,400	6,277,900
		10,996,081
TOTAL HEALTH CARE		109,226,476
INDUSTRIALS - 14.0%
Aerospace & Defense - 1.0%
Alliant Techsystems, Inc. (a)	52,000	5,153,720
BE Aerospace, Inc. (a)	113,300	4,595,448
		9,749,168
Building Products - 0.7%
Goodman Global, Inc. (a)	304,300	7,339,716
Commercial Services & Supplies - 5.9%
Advisory Board Co. (a)	81,100	4,175,839
American Reprographics Co. (a)	211,600	5,273,072
CoStar Group, Inc. (a)	22,853	1,165,503
Diamond Management & Technology Consultants, Inc.	328,300	3,548,923
eTelecare Global Solutions, Inc. ADR	282,400	4,312,248
Huron Consulting Group, Inc. (a)	117,200	7,961,396
InnerWorkings, Inc. (d)	349,300	4,663,155
Navigant Consulting, Inc. (a)	298,100	4,695,075
The Geo Group, Inc. (a)	620,800	17,171,328
Waste Services, Inc. (a)	545,300	5,562,060
		58,528,599
Construction & Engineering - 0.7%
Granite Construction, Inc.	103,200	6,706,968
Electrical Equipment - 0.6%
Genlyte Group, Inc. (a)	79,300	5,516,901
Machinery - 3.8%
Astec Industries, Inc. (a)	120,600	6,291,702
Bucyrus International, Inc. Class A	127,900	8,129,324
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
CIRCOR International, Inc.	147,800	$ 5,894,264
Columbus McKinnon Corp. (NY Shares) (a)	239,200	6,135,480
Force Protection, Inc. (a)	275,600	4,326,920
Manitowoc Co., Inc.	48,900	3,798,063
Titan International, Inc.	103,300	3,051,482
		37,627,235
Trading Companies & Distributors - 1.3%
Beacon Roofing Supply, Inc. (a)(d)	251,800	3,766,928
H&E Equipment Services, Inc. (a)	238,100	6,469,177
Rush Enterprises, Inc. Class A (a)	75,566	2,112,070
		12,348,175
TOTAL INDUSTRIALS		137,816,762
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 3.3%
Airspan Networks, Inc. (a)	939,800	3,063,748
Airvana, Inc.	110,200	778,012
Arris Group, Inc. (a)	179,300	2,657,226
ECI Telecom Ltd. (a)	445,000	4,151,850
NETGEAR, Inc. (a)	271,158	7,500,230
Optium Corp. (d)	131,200	969,568
ORBCOMM, Inc.	187,980	2,883,613
Plantronics, Inc.	237,300	6,649,146
Sirenza Microdevices, Inc. (a)	297,500	3,379,600
		32,032,993
Computers & Peripherals - 0.0%
STEC, Inc. (a)	41,300	303,555
Electronic Equipment & Instruments - 1.3%
Gerber Scientific, Inc. (a)	560,200	5,814,876
IPG Photonics Corp.	351,200	6,732,504
		12,547,380
Internet Software & Services - 4.3%
Digital River, Inc. (a)	71,900	3,236,219
DivX, Inc. (d)	328,400	4,436,684
Equinix, Inc. (a)	25,880	2,249,231
Goldleaf Financial Solutions, Inc. (a)(e)	884,547	4,599,644
j2 Global Communications, Inc. (a)	602,100	19,652,544
SAVVIS, Inc. (a)	83,300	3,128,748
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
ValueClick, Inc. (a)	79,700	$ 1,703,986
VistaPrint Ltd. (a)	99,858	3,410,151
		42,417,207
IT Services - 1.0%
Iron Mountain, Inc. (a)	140,600	3,766,674
Perot Systems Corp. Class A (a)	365,400	5,561,388
		9,328,062
Semiconductors & Semiconductor Equipment - 4.3%
Axcelis Technologies, Inc. (a)	606,700	3,367,185
California Micro Devices Corp. (a)(e)	1,207,693	5,410,465
EMCORE Corp. (a)(d)	536,000	4,148,640
Entegris, Inc. (a)	419,800	4,525,444
FormFactor, Inc. (a)	45,900	1,762,101
Hittite Microwave Corp. (a)	63,500	2,553,970
MIPS Technologies, Inc. (a)	100	885
Netlogic Microsystems, Inc. (a)(d)	225,900	6,885,432
Varian Semiconductor Equipment Associates, Inc. (a)	96,000	4,512,000
Volterra Semiconductor Corp. (a)(d)	255,980	2,941,210
Zoran Corp. (a)	353,000	6,654,050
		42,761,382
Software - 4.3%
Blackbaud, Inc.	1,001,500	20,971,411
CommVault Systems, Inc.	458,100	7,778,538
Jack Henry & Associates, Inc.	46,100	1,107,322
OpenTV Corp. Class A (a)	450,100	855,190
Sonic Solutions, Inc. (a)	507,600	5,674,968
SourceForge, Inc. (a)	1,286,000	4,771,060
Unica Corp. (a)	123,400	1,445,014
		42,603,503
TOTAL INFORMATION TECHNOLOGY		181,994,082
MATERIALS - 4.4%
Chemicals - 1.8%
Airgas, Inc.	101,400	4,735,380
Hercules, Inc. (a)	298,000	6,186,480
Rockwood Holdings, Inc. (a)	197,100	6,817,689
		17,739,549
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 2.6%
Breakwater Resources Ltd. (a)	2,294,500	$ 7,227,449
Carpenter Technology Corp.	27,870	3,307,890
Compass Minerals International, Inc.	209,800	6,889,832
Haynes International, Inc. (a)	54,700	4,912,607
Stillwater Mining Co. (a)	323,000	2,939,300
		25,277,078
TOTAL MATERIALS		43,016,627
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Cbeyond, Inc. (a)	95,870	3,390,922
Cincinnati Bell, Inc.	684,690	3,533,000
		6,923,922
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	70,160	2,337,731
TOTAL TELECOMMUNICATION SERVICES		9,261,653
UTILITIES - 3.0%
Electric Utilities - 1.7%
Allete, Inc.	143,000	6,269,120
ITC Holdings Corp.	123,250	5,182,663
Pepco Holdings, Inc.	191,700	5,189,319
		16,641,102
Independent Power Producers & Energy Traders - 0.4%
Clipper Windpower PLC (a)	296,300	4,297,593
Multi-Utilities - 0.9%
AEM SpA	382,600	1,281,080
CMS Energy Corp.	468,900	7,577,424
		8,858,504
TOTAL UTILITIES		29,797,199
TOTAL COMMON STOCKS (Cost $993,279,104)		929,842,752
U.S. Treasury Obligations - 0.3%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 4.57% to 4.87% 8/2/07 to 10/4/07 (f) (Cost $2,845,580)	$ 2,865,000	$ 2,845,679
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 5.38% (b)	42,450,541	42,450,541
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	36,760,680	36,760,680
TOTAL MONEY MARKET FUNDS (Cost $79,211,221)		79,211,221
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 5.09%, dated 7/31/07 due 8/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $4,880,000)	$ 4,880,690	4,880,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,080,215,905)		1,016,779,652
NET OTHER ASSETS - (3.3)%		(32,309,283)
NET ASSETS - 100%		$ 984,470,369
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
321 Mini-Russell 2000 Index Contracts	Sept. 2007	$ 25,070,100	$ (622,389)

The face value of futures purchased as a percentage of net assets - 2.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,953,335.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$4,880,000 due 8/01/07 at 5.09%
Banc of America Securities LLC	$ 876,130
Merrill Lynch Government Securities, Inc.	4,003,870
$ 4,880,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,039,431
Fidelity Securities Lending Cash Central Fund	14,150
Total	$ 1,053,581
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
California Micro Devices Corp.	$ -	$ 5,892,031	$ -	$ -	$ 5,410,465
Goldleaf Financial Solutions, Inc.	-	5,602,603	-	-	4,599,644
Total	$ -	$ 11,494,634	$ -	$ -	$ 10,010,109
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $4,033,651 all of which will expire on July 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $35,275,620 and repurchase agreements of $4,880,000) - See accompanying schedule: Unaffiliated issuers (cost $989,510,050)	$ 927,558,322
Fidelity Central Funds (cost $79,211,221)	79,211,221
Other affiliated issuers (cost $11,494,634)	10,010,109
Total Investments (cost $1,080,215,905)		$ 1,016,779,652
Cash		1,173,576
Foreign currency held at value (cost $64,005)		65,036
Receivable for investments sold		19,709,338
Receivable for fund shares sold		6,838,626
Dividends receivable		287,133
Distributions receivable from Fidelity Central Funds		246,020
Other receivables		32,456
Total assets		1,045,131,837

Liabilities
Payable for investments purchased	$ 22,779,187
Payable for fund shares redeemed	41,334
Accrued management fee	590,842
Payable for daily variation on futures contracts	235,498
Other affiliated payables	199,679
Other payables and accrued expenses	54,248
Collateral on securities loaned, at value	36,760,680
Total liabilities		60,661,468

Net Assets		$ 984,470,369
Net Assets consist of:
Paid in capital		$ 1,050,842,408
Undistributed net investment income		406,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,720,310)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(64,058,659)
Net Assets, for 102,060,835 shares outstanding		$ 984,470,369
Net Asset Value, offering price and redemption price per share ($984,470,369 ÷ 102,060,835 shares)		$ 9.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period March 22, 2007 (commencement of operations) to July 31, 2007

Investment Income
Dividends		$ 1,619,536
Interest		77,674
Income from Fidelity Central Funds		1,053,581
Total income		2,750,791

Expenses
Management fee	$ 1,642,872
Transfer agent fees	544,478
Accounting and security lending fees	80,525
Custodian fees and expenses	15,113
Independent trustees' compensation	408
Audit	48,206
Legal	16
Miscellaneous	2,006
Total expenses before reductions	2,333,624
Expense reductions	(55,241)	2,278,383
Net investment income (loss)		472,408
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,502,893)
Foreign currency transactions	(31,653)
Futures contracts	(251,242)
Total net realized gain (loss)		(2,785,788)
Change in net unrealized appreciation (depreciation) on: Investment securities	(63,436,253)
Assets and liabilities in foreign currencies	(17)
Futures contracts	(622,389)
Total change in net unrealized appreciation (depreciation)		(64,058,659)
Net gain (loss)		(66,844,447)
Net increase (decrease) in net assets resulting from operations		$ (66,372,039)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period March 22, 2007 (commencement of operations) to July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 472,408
Net realized gain (loss)	(2,785,788)
Change in net unrealized appreciation (depreciation)	(64,058,659)
Net increase (decrease) in net assets resulting from operations	(66,372,039)
Share transactions Proceeds from sales of shares	1,051,452,555
Cost of shares redeemed	(614,291)
Net increase (decrease) in net assets resulting from share transactions	1,050,838,264
Redemption fees	4,144
Total increase (decrease) in net assets	984,470,369

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $406,930)	$ 984,470,369
Other Information Shares
Sold	102,120,347
Redeemed	(59,512)
Net increase (decrease)	102,060,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Year ended July 31, 2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.35)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 9.65
Total Return B, C	(3.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.00% A
Expenses net of fee waivers, if any	1.00% A
Expenses net of all reductions	.98% A
Net investment income (loss)	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 984,470
Portfolio turnover rate F	176% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 22, 2007 (commencement of operations) to July 31, 2007.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by authorized intermediaries and mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available,

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date. Non-cash dividends included in the dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48), on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended June 29, 2007, if applicable, remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, losses deferred due to wash sales and futures transactions.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 28,678,459
Unrealized depreciation	(93,232,072)
Net unrealized appreciation (depreciation)	(64,553,613)
Undistributed ordinary income	2,215,155
Capital loss carryforward	(4,033,651)

Cost for federal income tax purposes	$ 1,081,333,265

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,389,670,168 and $393,070,103, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. The performance period began April 1, 2007, with the performance adjustment not taking effect until the twelfth month of the performance period (March 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annualized rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,960 for the period.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $14,150.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $32,476 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $1,857 and $20,908, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period mutual funds managed by FMR or an FMR affiliate were the owners of record of substantially all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments as of July 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from March 22, 2007 (commencement of operations) to July 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Opportunities Fund as of July 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period from March 22, 2007 (commencement of operations) to July 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Small Cap Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2007

Vice President of Small Cap Opportunities. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Bruce T. Herring (41)

Year of Election or Appointment: 2007

Vice President of Small Cap Opportunities. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Lionel Harris (40)

Year of Election or Appointment: 2007

Vice President of Small Cap Opportunities. Mr. Harris also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Harris worked as a research analyst, high-income director of research, and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2007

Secretary of Small Cap Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Small Cap Opportunities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2007

Anti-Money Laundering (AML) officer of Small Cap Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2007

Chief Financial Officer of Small Cap Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2007

Chief Compliance Officer of Small Cap Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2007

Deputy Treasurer of Small Cap Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2007

Deputy Treasurer of Small Cap Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2007 Assistant Treasurer of Small Cap Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2007

Assistant Treasurer of Small Cap Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Opportunities Fund voted to pay on September 10, 2007, to shareholders of record at the opening of business on September 7, 2007, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.005 per share from net investment income.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Opportunities Fund

On January 18, 2007, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline.

Resources Dedicated to Investment Management and Support Services. The Board considered the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge.

Investment Performance. Fidelity Small Cap Opportunities is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders. The Board considered that the fund's performance adjustment fee is calculated based on the results of the retail class and does not take into account the performance of the Advisor classes. The Board considered FMR's belief that the retail class is the appropriate class on which to base the performance fee because: (i) the class does not have a 12b-1 fee; and (ii) distribution-related expenses should be excluded from the calculation because they are not related to evaluating an adviser's investment management skills.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's proposed management fee and projected operating expenses in reviewing the Advisory Contracts. The Board noted that the fund's management fee and projected expenses are comparable to those of similar funds that Fidelity offers to shareholders. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee and the total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SMO-ANN-0907
1.839807.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2007, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund and Fidelity Small Cap Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Blue Chip Value Fund	$46,000	$38,000
Fidelity Dividend Growth Fund	$98,000	$102,000
Fidelity Growth & Income Portfolio	$150,000	$168,000
Fidelity International Real Estate Fund	$55,000	$51,000
Fidelity Leveraged Company Stock Fund	$59,000	$54,000
Fidelity Small Cap Growth Fund	$46,000	$37,000
Fidelity Small Cap Value Fund	$47,000	$38,000
All funds in the Fidelity Group of Funds audited by PwC	$13,800,000	$12,800,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund and Fidelity Small Cap Opportunities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A,B
Fidelity Blue Chip Growth Fund	$73,000	$69,000
Fidelity OTC Portfolio	$54,000	$48,000
Fidelity Real Estate Income Fund	$94,000	$69,000
Fidelity Small Cap Opportunities Fund	$42,000	$0
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,100,000	$5,900,000
A	Aggregate amounts may reflect rounding.
B

No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements to Fidelity Small Cap Opportunities Fund, as the fund did not commence operations until March 22, 2007 .

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A
Fidelity Blue Chip Value Fund	$0	$0
Fidelity Dividend Growth Fund	$0	$0
Fidelity Growth & Income Portfolio	$0	$0
Fidelity International Real Estate Fund	$0	$0
Fidelity Leveraged Company Stock Fund	$0	$0
Fidelity Small Cap Growth Fund	$0	$0
Fidelity Small Cap Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A,B
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
Fidelity Small Cap Opportunities Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to Fidelity Small Cap Opportunities Fund, as the fund did not commence operations until March 22, 2007.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007 A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Blue Chip Value Fund	$2,900	$2,700
Fidelity Dividend Growth Fund	$2,900	$2,700
Fidelity Growth & Income Portfolio	$4,800	$4,600
Fidelity International Real Estate Fund	$2,900	$2,700
Fidelity Leveraged Company Stock Fund	$2,900	$2,700
Fidelity Small Cap Growth Fund	$2,900	$2,700
Fidelity Small Cap Value Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A,B
Fidelity Blue Chip Growth Fund	$4,200	$4,500
Fidelity OTC Portfolio	$5,200	$4,500
Fidelity Real Estate Income Fund	$5,200	$4,000
Fidelity Small Cap Opportunities Fund	$4,200	$0
A	Aggregate amounts may reflect rounding.
B

No Tax Fees were billed by Deloitte Entities for services rendered for tax compliance, tax advice, and tax planning for Fidelity Small Cap Opportunities Fund as the fund did not commence operations until March 22, 2007.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007	2006A
Fidelity Blue Chip Value Fund	$1,400	$1,500
Fidelity Dividend Growth Fund	$11,800	$15,600
Fidelity Growth & Income Portfolio	$19,900	$27,900
Fidelity International Real Estate Fund	$1,800	$1,600
Fidelity Leveraged Company Stock Fund	$4,600	$4,500
Fidelity Small Cap Growth Fund	$1,600	$1,700
Fidelity Small Cap Value Fund	$2,000	$2,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A,B
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
Fidelity Small Cap Opportunities Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to Fidelity Small Cap Opportunities Fund as the fund did not commence operations until March 22, 2007.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$225,000	$155,000
Deloitte Entities	$180,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate fees billed by PwC of $1,390,000A and $1,230,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$290,000	$230,000
Non-Covered Services	$1,100,000	$1,000,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate fees billed by Deloitte Entities of $575,000A and $640,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$200,000	$270,000
Non-Covered Services	$375,000	$370,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/ Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	September 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	September 27, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	September 27, 2007